                                                    Registration Nos.:  2-15184
                                                                        811-881

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

Pre-Effective Amendment No.                                                  | |

Post-Effective Amendment No. 128                                             |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

Amendment No. 69                                                             |X|

                             LIBERTY FUNDS TRUST III
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02lll
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617-426-3750
                                  ------------
              (Registrant's Telephone Number, including Area Code)

Name and Address
of Agent for Service                         Copy to
--------------------                         -------------------
Jean S. Loewenberg, Esq.                     John M. Loder, Esq.
Colonial Management Group, Inc.              Ropes & Gray
One Financial Center                         One International Place
Boston, Massachusetts  02111                 Boston, Massachusetts 02110-2624

                                             Cameron S. Avery, Esq.
                                             Bell, Boyd & Lloyd LLC
                                             70 West Madison Street, Suite 3300
                                             Chicago, IL 60602-4207

It is proposed that the filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on March 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  LIBERTY CONTRARIAN INCOME FUND                      Prospectus, March 1, 2003




CLASS A, B AND C SHARES


Advised by Crabbe Huson Group, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   3
Your Expenses.....................................   5

YOUR ACCOUNT                                         6
------------------------------------------------------
How to Buy Shares.................................   6
Sales Charges.....................................   7
How to Exchange Shares............................  10
How to Sell Shares................................  10
Fund Policy on Trading of Fund Shares.............  11
Distribution and Service Fees.....................  11
Other Information About Your Account..............  12

MANAGING THE FUND                                   14
------------------------------------------------------
Investment Advisor................................  14
Portfolio Managers................................  14

FINANCIAL HIGHLIGHTS                                15
------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 THE FUND


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest level of current income that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 65% of its total assets in a combination of (i) U.S. government debt securities (such as U.S. Treasury bonds and mortgage-backed securities), (ii) "investment grade" corporate bonds ranked in the four highest grades by Moody's Investor Service or Standard & Poor's, and (iii) cash and cash equivalents.



In managing the Fund, the Fund's investment advisor follows a contrarian approach in selecting securities for the Fund's portfolio. The advisor is not subject to any limitations on the average maturity of the Fund's holdings. The advisor may adjust the maturity from time to time in response to changes in interest rates.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


----
2

 The Fund


   UNDERSTANDING CONTRARIAN INVESTING


    The contrarian approach puts primary emphasis on the reasons for the decline in a security's price, the analysis of the issuer's business plan and the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The contrarian approach is based on the advisor's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. The advisor attempts to identify and invest in such undervalued securities with the expectation that their market price will rise to their estimated intrinsic value.



CONTRARIAN BONDS are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the bonds to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its bonds may fall, or may not approach the value the advisor has placed on them.



INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. PREPAYMENT RISK is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


                                                                            ----

 The Fund


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.



    The Fund's returns are compared to the Lehman Brothers
    Government/Credit Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 CALENDAR YEAR TOTAL RETURNS (CLASS A)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1993   6.27%
1994  -3.60%
1995  16.98%
1996   1.99%
1997  11.58%
1998   9.75%
1999  -0.68%
2000  11.42%
2001   7.07%
2002   9.45%


                  For period shown in bar chart:    Best quarter: 4th quarter 1995, +5.48%
                                                    Worst quarter: 1st quarter 1996, -2.73%

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                          INCEPTION DATE   1 YEAR         5 YEARS             10 YEARS

Class A (%)                                    1/31/89
  Return Before Taxes                                        4.25                 6.27                 6.34
  Return After Taxes on Distributions                        2.61                 3.92                 3.87
  Return After Taxes on Distributions
  and Sale of Fund Shares                                    2.55                 3.84                 3.81
-----------------------------------------------------------------------------------------------------------
Class B (%)                                    9/15/99
  Return Before Taxes                                        3.65                 6.46(1)               6.58(1)
  Return After Taxes on Distributions                        2.26                 4.34(1)               4.24(1)
  Return After Taxes on Distributions
  and Sale of Fund Shares                                    2.20                 4.13(1)               4.11(1)
-----------------------------------------------------------------------------------------------------------
Class C (%)                                    9/15/99
  Return Before Taxes                                        7.67                 6.81(1)               6.60(1)
  Return After Taxes on Distributions                        6.28                 4.69(1)               4.25(1)
  Return After Taxes on Distributions
  and Sale of Fund Shares                                    4.67                 4.42(1)               4.12(1)
-----------------------------------------------------------------------------------------------------------
Lehman Index (%)                                            11.04                 7.62                 7.61
-----------------------------------------------------------------------------------------------------------


(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on January 31, 1989 and Class B and C shares were initially offered on September 15, 1999.

----
4

 The Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

    - Assumes Class B shares convert to Class A shares after eight years

 SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A             CLASS B             CLASS C

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                    4.75                0.00                 0.00
---------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                                 1.00(3)              5.00                1.00
---------------------------------------------------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                          (4)                 (4)                 (4)


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3) This charge applies only to certain Class A shares bought without an initial sales charges that are sold within 18 months of purchase.
(4)  There is a $7.50 charge for wiring sale proceeds to your bank.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                CLASS A     CLASS B     CLASS C

 Management fee(5) (%)                             0.75        0.75        0.75
---------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (%)         0.25        1.00        1.00
---------------------------------------------------------------------------------
 Other expenses(5) (%)                             0.87        0.87        0.87
---------------------------------------------------------------------------------
 Total annual fund operating expenses(5) (%)       1.87        2.62        2.62



(5) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.38%. The Fund's advisor has voluntarily agreed to reimburse the Fund for transfer agency fees so that Class A, Class B and Class C transfer agency expenses will not exceed 0.17%. If these waivers were reflected in the table, the management fee for each share class would be 0.00%, other expenses for all share classes would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 0.80%, 1.55% and 1.55%, respectively. This arrangement may be modified or terminated by the advisor at any time.

 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS

 Class A                                                 $656   $1,035   $1,438    $2,561
------------------------------------------------------------------------------------------
 Class B:     did not sell your shares                   $265   $  814   $1,390    $2,772
              sold all your shares at the end of the
              period                                     $765   $1,114   $1,590    $2,772
------------------------------------------------------------------------------------------
 Class C:     did not sell your shares                   $265   $  814   $1,390    $2,954
              sold all your shares at the end of the
              period                                     $365   $  814   $1,390    $2,954


                                                                            ----

 YOUR ACCOUNT


HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


   INVESTMENT MINIMUMS

       Initial Investment...............................  $1,000
       Subsequent Investments...........................  $50
       Automatic Investment Plan*.......................  $50
       Retirement Plans*................................  $25


      *    The initial investment minimum of $1,000 is waived on these plans.

    The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


----


 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     of the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-422-3737 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-422-3737. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in good form. You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-422-3737. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-345-6611.


                                                                            ----

 Your Account


SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


   CHOOSING A SHARE CLASS


    The Fund offers three classes of shares in this prospectus --
    CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.



    The Fund also offers an additional class of shares, Class I shares, exclusively to certain institutional and high net worth investors. Class I shares are made available through a separate prospectus provided to eligible institutional and high net worth investors. The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.


 CLASS A SALES CHARGES


                                     AS A % OF THE PUBLIC  AS A % OF YOUR  % OF OFFERING PRICE RETAINED
AMOUNT INVESTED                         OFFERING PRICE       INVESTMENT        BY FINANCIAL ADVISOR

 Less than $50,000                               4.75             4.99                       4.25
-------------------------------------------------------------------------------------------------------
 $50,000 to less than $100,000                   4.50             4.71                       4.00
-------------------------------------------------------------------------------------------------------
 $100,000 to less than $250,000                  3.50             3.63                       3.00
-------------------------------------------------------------------------------------------------------
 $250,000 to less than $500,000                  2.50             2.56                       2.00
-------------------------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000                2.00             2.04                       1.75
-------------------------------------------------------------------------------------------------------
 $1,000,000 or more                              0.00             0.00                       0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent
Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

----
7

 Your Account


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 PURCHASES OVER $1 MILLION


AMOUNT PURCHASED           COMMISSION %

 Less than $3 million            1.00
---------------------------------------
 $3 million to less than
 $5 million                      0.80
---------------------------------------
 $5 million to less than
 $25 million                     0.50
---------------------------------------
 $25 million or more             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

   UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


    Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


                                                                            ----

 Your Account



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE                       % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                                5.00
-----------------------------------------------------------------------------------
 Through second year                                               4.00
-----------------------------------------------------------------------------------
 Through third year                                                3.00
-----------------------------------------------------------------------------------
 Through fourth year                                               3.00
-----------------------------------------------------------------------------------
 Through fifth year                                                2.00
-----------------------------------------------------------------------------------
 Through sixth year                                                1.00
-----------------------------------------------------------------------------------
 Longer than six years                                             0.00


Commission to financial advisors is 4.00%.
Automatic conversion to Class A shares occurs eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00
--------------------------------------------------------------
 Longer than three years                           0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

----
9

 Your Account



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

 CLASS C SALES CHARGES


HOLDING PERIOD AFTER PURCHASE                       % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                                1.00
-----------------------------------------------------------------------------------
 Longer than one year                                              0.00



HOW TO EXCHANGE SHARES

--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                            ----

 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into the same
                                     share class of another fund distributed by Liberty
                                     Funds Distributor, Inc. at no additional cost. To
                                     exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-422-3737, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction or
                                     stock power form along with any share certificates
                                     to be sold to the address below. In your letter of
                                     instruction, note the Fund's name, share class,
                                     account number, and the dollar value or number of
                                     shares you wish to sell. All account owners must
                                     sign the letter, and signatures must be guaranteed
                                     by either a bank, a member firm of a national
                                     stock exchange or another eligible guarantor
                                     institution. Additional documentation is required
                                     for sales by corporations, agents, fiduciaries,
                                     surviving joint owners and individual retirement
                                     account owners. For details, call 1-800-345-6611.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. This feature is not available if you
                                     hold your shares in certificate form. All dividend
                                     and capital gains distributions must be
                                     reinvested. Be sure to complete the appropriate
                                     section of the account application for this
                                     feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A shares, Class B shares and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" for the conversion schedule applicable to Class B shares.


----
11

 Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.



SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


 TYPES OF DISTRIBUTIONS


 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


                                                                            ----

 Your Account


 DISTRIBUTION OPTIONS

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.


----
13

 MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Crabbe Huson Group, Inc. (Crabbe Huson), located at 121 S.W. Morrison,
Suite 1400, Portland, OR 97204, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Crabbe Huson runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Crabbe Huson has been an investment advisor since 1980. As of January 31, 2003, Crabbe Huson managed over $479 million in assets.



Crabbe Huson's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Crabbe Huson and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Crabbe Huson is a registered investment advisor.



For the 2002 fiscal year, aggregate advisory fees paid to Crabbe Huson by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Management of the Fund is handled on a day-to-day basis by a team consisting of Garth R. Nisbet, CFA and Paul C. Rocheleau. Mr. Nisbet, chief investment officer, joined Crabbe Huson in April, 1995. Mr. Rocheleau, portfolio manager and analyst, joined Crabbe Huson in December, 1992.


----
14

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements. The information for the years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through October 31, 1998, has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.



 THE FUND



                                                       YEAR ENDED OCTOBER 31,
                                            2002      2001      2000      1999    1998(A)
                                          Class A   Class A   Class A   Class A   Class A

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                    10.92     10.15     10.11     10.88     10.58
------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                   0.44(c)    0.54     0.60      0.58      0.50
  Net realized and unrealized gain
  (loss) on investments                      0.14(c)    0.77     0.06     (0.53)     0.59
------------------------------------------------------------------------------------------
  Total from Investment Operations           0.58      1.31      0.66      0.05      1.09
------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                (0.45)    (0.54)    (0.56)    (0.62)    (0.79)
  From net realized gains                   (0.12)    --        (0.06)    (0.20)    --
------------------------------------------------------------------------------------------
  Total Distribution Declared to
  Shareholders                              (0.57)    (0.54)    (0.62)    (0.82)    (0.79)
------------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          10.93     10.92     10.15     10.11     10.88
------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(D)(E)                      5.59     13.25      6.75      0.42     11.21
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%)/
 SUPPLEMENTAL DATA:
  Expenses(f)                                0.80      0.80      0.80      0.80      0.80
  Net investment income(f)                   4.09(c)    5.08     5.97      5.57      5.36
  Waiver/reimbursement                       1.07      1.57      1.56      2.24      1.56
  Portfolio turnover rate (%)                  94       109        34       196       158
  Net assets, end of period (000's) ($)    22,149    11,328     4,651     3,843     8,799



(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.20% to 4.09%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



                                                                            ----

 Financial Highlights



 THE FUND



                                                                        PERIOD ENDED
                                             YEAR ENDED OCTOBER 31,     OCTOBER 31,
                                            2002      2001      2000      1999(A)
                                          Class B   Class B   Class B     Class B

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                    11.01     10.26     10.13       10.17
------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                   0.36(c)    0.46     0.52        0.02
  Net realized and unrealized gain
  on investments                             0.14(c)    0.75     0.10          --
------------------------------------------------------------------------------------
  Total from Investment Operations           0.50      1.21      0.62        0.02
------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                (0.37)    (0.46)    (0.44)      (0.06)
  From net realized gains                   (0.12)    --        (0.05)     --
------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              (0.49)    (0.46)    (0.49)      (0.06)
------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          11.02     11.01     10.26       10.13
------------------------------------------------------------------------------------
 TOTAL RETURN (%)(D)(E)                      4.75     12.08      6.32        0.22(f)
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%)/
 SUPPLEMENTAL DATA:
  Expenses(g)                                1.55      1.55      1.55        1.55(h)
  Net investment income(g)                   3.34(c)    4.33     5.22        4.46(h)
  Waiver/reimbursement                       1.07      1.57      1.56        5.84(h)
  Portfolio turnover rate (%)                  94       109        34         196
  Net assets, end of period (000's) ($)    12,372     5,868       409          16



(a)  Class B shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.



----
16

 Financial Highlights



 THE FUND



                                                                           PERIOD ENDED
                                             YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                            2002      2001      2000          1999(A)
                                          Class C   Class C   Class C         Class C

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                    10.99     10.24     10.15                 10.17
-------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                   0.36(c)    0.46     0.52                  0.01
  Net realized and unrealized gain
  (loss)
  on investments                             0.14(c)    0.75     0.09                  0.04
-------------------------------------------------------------------------------------------
  Total from Investment Operations           0.50      1.21      0.61                  0.05
-------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                (0.37)    (0.46)    (0.46)                (0.07)
  From net realized gains                   (0.12)    --        (0.06)          --
-------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              (0.49)    (0.46)    (0.52)                (0.07)
-------------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          11.00     10.99     10.24                 10.15
-------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(D)(E)                      4.77     12.12      6.18                  0.49(f)
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%)/
 SUPPLEMENTAL DATA:
  Expenses(g)                                1.55      1.55      1.55                  1.55(h)
  Net investment income(g)                   3.34(c)    4.33     5.22                  4.46(h)
  Waiver/reimbursement                       1.07      1.57      1.56                  5.84(h)
  Portfolio turnover rate (%)                  94       109        34                   196
  Net assets, end of period (000's) ($)     3,890     1,818       112                     1



(a)  Class C shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.



                                                                            ----

 NOTES

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----
18

 Notes

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                                                                            ----

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
WWW.LIBERTYFUNDS.COM

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address PUBLICINFO@SEC.GOV or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust III: 811-881



-  Liberty Contrarian Income Fund


--------------------------------------------------------------------------------

[LOGO]

                                                                746-01/903M-0203

  LIBERTY CONTRARIAN INCOME FUND                      Prospectus, March 1, 2003




CLASS I SHARES


Advised by Crabbe Huson Group, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   3
Your Expenses.....................................   4

YOUR ACCOUNT                                         6
------------------------------------------------------
How to Buy Shares.................................   6
How to Exchange Shares............................   6
How to Sell Shares................................   7
Fund Policy on Trading of Fund Shares.............   8
Other Information About Your Account..............   8

MANAGING THE FUND                                   11
------------------------------------------------------
Investment Advisor................................  11
Portfolio Managers................................  11

FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------



Class I shares may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with the Fund and which invest a minimum of $1 million.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 THE FUND


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest level of current income that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 65% of its total assets in a combination of (i) U.S. government debt securities (such as U.S. Treasury bonds and mortgage-backed securities), (ii) "investment grade" corporate bonds ranked in the four highest grades by Moody's Investor Service or Standard & Poor's, and (iii) cash and cash equivalents.



In managing the Fund, the Fund's investment advisor follows a contrarian approach in selecting securities for the Fund's portfolio. The advisor is not subject to any limitations on the average maturity of the Fund's holdings. The advisor may adjust the maturity from time to time in response to changes in interest rates.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


    UNDERSTANDING CONTRARIAN INVESTING


    The contrarian approach puts primary emphasis on the reasons for the decline in a security's price, the analysis of the issuer's business plan and the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The contrarian approach is based on the advisor's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. The advisor attempts to identify and invest in such undervalued securities with the expectation that their market price will rise to their estimated intrinsic value.

----
2

 The Fund


CONTRARIAN BONDS are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the bonds to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its bonds may fall, or may not approach the value the advisor has placed on them.


INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. PREPAYMENT RISK is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class I shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class I shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class I share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.



    The Fund's returns are compared to the Lehman Brothers
    Government/Credit Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


                                                                            ----

 The Fund


 CALENDAR YEAR TOTAL RETURNS (CLASS I)(1)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1993   6.27%
1994  -3.60%
1995  16.98%
1996   1.99%
1997  11.58%
1998   9.97%
1999  -0.20%
2000  11.76%
2001   7.43%
2002   9.86%



                  For period shown in bar chart:    Best quarter: 4th quarter 1995, +5.48%
                                                    Worst quarter: 1st quarter 1996, -2.73%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                          INCEPTION
                                            DATE     1 YEAR  5 YEARS(1)  10 YEARS(1)

Class I (%)                               10/19/98
  Return Before Taxes                                 9.86       7.68         7.04
  Return After Taxes on Distributions                 7.95       5.10         4.45
  Return After Taxes on Distributions
  and Sale of Fund Shares                             5.99       4.88         4.34
------------------------------------------------------------------------------------
Lehman Index (%)                               N/A   11.04       7.62         7.61
------------------------------------------------------------------------------------



(1) Class I is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class I shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class I shares are not subject to service fees. Class A shares were initially offered on January 31, 1989, and Class I shares were initially offered on October 19, 1998.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.


    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

----
4

 The Fund


 SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         CLASS I

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                          0.00
----------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase price
 or redemption price)                                             0.00
----------------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                                          (3)


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3)  There is a $7.50 charge for wiring sale proceeds to your bank.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM THE FUND)


                                                    CLASS I

 Management fee (%)(4)                                0.75
-----------------------------------------------------------
 Distribution and service (12b-1) fees (%)            0.00
-----------------------------------------------------------
 Other expenses (%)(4)                                0.70
-----------------------------------------------------------
 Total annual fund operating expenses (%)(4)          1.45



(4) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.38%. If these waivers were reflected in the table, the management fee for Class I shares would be 0.00%, other expenses for Class I shares would be 0.38% and total annual fund operating expenses for Class I shares would be 0.38%. This arrangement may be modified or terminated by the advisor at any time.

 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



1 YEAR  3 YEARS  5 YEARS  10 YEARS

 $148    $459     $792     $1,735


                                                                            ----

 YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


   WHO IS ELIGIBLE TO BUY CLASS I SHARES?


    Class I shares may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with the Fund and which invest a minimum of $1 million.


 OUTLINED BELOW ARE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     of the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-422-3737 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-422-3737. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in good form. You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-422-3737. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-345-6611.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class I or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


----
6

 Your Account




HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Fund on any regular business day that the NYSE is open.


   CHOOSING A SHARE CLASS


    The Fund offers one class of shares in this prospectus -- CLASS I.



    The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class I shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes (except Class Z shares).



    The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                            ----

 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into Class I
                                     shares or Class A shares of another fund
                                     distributed by Liberty Funds Distributor, Inc. at
                                     no additional cost. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-422-3737, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction or
                                     stock power form to the address below. In your
                                     letter of instruction, note the Fund's name, share
                                     class, account number, and the dollar value or
                                     number of shares you wish to sell. All account
                                     owners must sign the letter, and signatures must
                                     be guaranteed by either a bank, a member firm of a
                                     national stock exchange or another eligible
                                     guarantor institution. Additional documentation is
                                     required for sales by corporations, agents,
                                     fiduciaries, surviving joint owners and individual
                                     retirement account owners. For details, call
                                     1-800-345-6611.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. All dividend and capital gains
                                     distributions must be reinvested. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class I shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for its Class I shares by dividing total net assets attributable to Class I shares by the number of outstanding Class I shares. In determining the net asset value, the Fund


----
8

 Your Account



must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class I shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


 TYPES OF DISTRIBUTIONS


 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


 DISTRIBUTION OPTIONS

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


                                                                            ----

 Your Account



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.


----
10

 MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Crabbe Huson Group, Inc. (Crabbe Huson), located at 121 S. W. Morrison,
Suite 1400, Portland, OR 97204, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Crabbe Huson runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Crabbe Huson has been an investment advisor since 1980. As of January 31, 2003, Crabbe Huson managed over $479 million in assets.



Crabbe Huson's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Crabbe Huson and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Crabbe Huson is a registered investment advisor.



For the 2002 fiscal year, aggregate advisory fees paid to Crabbe Huson by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Management of the Fund is handled on a day-to-day basis by a team consisting of Garth R. Nisbet, CFA and Paul C. Rocheleau. Mr. Nisbet, chief investment officer, joined Crabbe Huson in April, 1995. Mr. Rocheleau, portfolio manager and analyst joined Crabbe Huson in December, 1992.


                                                                            ----

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class I share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements. The information for the years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through October 31, 1998, has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.



 THE FUND



                                                                                 PERIOD ENDED
                                                YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                           2002     2001     2000     1999          1998(A)
                                          Class I  Class I  Class I  Class I        Class I

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                   10.85    10.10    10.10    10.90                 10.99
-------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                  0.48(c)   0.58    0.64     0.61                  0.02
  Net realized and unrealized gain
  (loss) on investments                     0.13(c)   0.75    0.05    (0.51)                (0.07)
-------------------------------------------------------------------------------------------------
  Total from Investment Operations          0.61     1.33     0.69     0.10                 (0.05)
-------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income               (0.49)   (0.58)   (0.63)   (0.70)                (0.04)
  From net realized gains                  (0.12)      --    (0.06)   (0.20)                   --
-------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                             (0.61)   (0.58)   (0.69)   (0.90)                (0.04)
-------------------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                         10.85    10.85    10.10    10.10                 10.90
-------------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(D)(E)                     5.96    13.57     7.11     0.90                 (0.45)(f)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%)/
 SUPPLEMENTAL DATA:
  Expenses(g)                               0.38     0.38     0.38     0.38                  0.38(h)
  Net investment income(g)                  4.51(c)   5.50    6.39     5.99                  5.88(h)
  Waiver/reimbursement                      0.97     1.45     1.60     2.36                  4.62(h)
  Portfolio turnover rate (%)                 94      109       34      196                   158
  Net assets, end of period (000's) ($)      130      122      108      101                   100



(a)  Class I shares were initially offered on October 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.62% to 4.51%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.



----
12

 NOTES

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                                                                            ----

 Notes


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----
14

 Notes


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                                                                            ----

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
WWW.LIBERTYFUNDS.COM

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address PUBLICINFO@SEC.GOV or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


-  Liberty Contrarian Income Fund


--------------------------------------------------------------------------------


[LOGO]

                                                                746-01/904M-0203

  LIBERTY CONTRARIAN INCOME FUND                      Prospectus, March 1, 2003



Class Z Shares

Advised by Crabbe Huson Group, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   4
Your Expenses.....................................   6

YOUR ACCOUNT                                         7
------------------------------------------------------
How to Buy Shares.................................   7
Eligible Investors................................   7
Sales Charges.....................................   8
How to Exchange Shares............................   9
How to Sell Shares................................   9
Fund Policy on Trading of Fund Shares.............  10
Other Information About Your Account..............  10

MANAGING THE FUND                                   12
------------------------------------------------------
Investment Advisor................................  12
Portfolio Managers................................  12

FINANCIAL HIGHLIGHTS                                13
------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 The Fund

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest level of current income that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in a combination of (i) U.S. government debt securities (such as U.S. Treasury bonds and mortgage-backed securities), (ii) "investment grade" corporate bonds ranked in the four highest grades by Moody's Investor Service or Standard & Poor's, and (iii) cash and cash equivalents.


In managing the Fund, the Fund's investment advisor follows a contrarian approach in selecting securities for the Fund's portfolio. The advisor is not subject to any limitations on the average maturity of the Fund's holdings. The advisor may adjust the maturity from time to time in response to changes in interest rates.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


----
2

 The Fund


   UNDERSTANDING CONTRARIAN INVESTING


    The contrarian approach puts primary emphasis on the reasons for the decline in a security's price, the analysis of the issuer's business plan and the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The contrarian approach is based on the advisor's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. The advisor attempts to identify and invest in such undervalued securities with the expectation that their market price will rise to their estimated intrinsic value.


CONTRARIAN BONDS are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the bonds to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its bonds may fall, or may not approach the value the advisor has placed on them.


INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. PREPAYMENT RISK is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.



    Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.



    The Fund's returns are compared to the Lehman Brothers
    Government/Credit Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


 Calendar Year Total Returns (Class Z)(1)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1993   6.27%
1994  -3.60%
1995  16.98%
1996   1.99%
1997  11.58%
1998   9.75%
1999  -0.53%
2000  11.28%
2001   7.09%
2002   9.81%


              For period shown in bar chart:        Best quarter: 4th quarter 1995, +5.48%
                                                    Worst quarter: 1st quarter 1996, -2.73%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


----
4

 The Fund


 Average Annual Total Returns -- for periods ended December 31, 2002


                                          1 Year  5 Years(1)  10 Years(1)

Class Z (%)
  Return Before Taxes                      9.81       7.39         6.90
  Return After Taxes on Distributions      7.96       4.92         4.36
  Return After Taxes on Distributions
  and Sale of Fund Shares                  5.96       4.70         4.26
-------------------------------------------------------------------------
 Lehman Index (%)                         11.04       7.62         7.61
-------------------------------------------------------------------------


(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on January 31, 1989, and Class Z shares were initially offered on September 15, 1999.

                                                                            ----

 The Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    Annual Fund Operating Expenses are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.


    Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

 Shareholder Fees(2) (paid directly from your investment)


                                                     Class Z

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                0.00
--------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase price
 or redemption price)                                   0.00
--------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                          (3)



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3)  There is a $7.50 charge for wiring sale proceeds to your bank.



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                     Class Z

 Management fee(4) (%)                                  0.75
--------------------------------------------------------------
 Distribution and service (12b-1) fees (%)              0.00
--------------------------------------------------------------
 Other expenses(4) (%)                                  0.87
--------------------------------------------------------------
 Total annual fund operating expenses(4) (%)            1.62



(4) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) will not exceed 0.38%. The Fund's advisor has voluntarily agreed to reimburse the Fund for transfer agency fees so that Class Z transfer agency expenses will not exceed 0.17%. If these waivers were reflected in the table, the management fee for Class Z shares would be 0.00%, other expenses for Class Z shares would be 0.55% and total annual fund operating expenses for Class Z shares would be 0.55%. This arrangement may be modified or terminated by the advisor at any time.

 Example Expenses (your actual costs may be higher or lower)



1 Year  3 Years  5 Years  10 Years

 $165    $511     $881     $1,922


----
6

 Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


 Outlined below are the various options for buying shares:


Method                                                  Instructions

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     or Class A of the Fund at no additional cost.
                                     There may be an additional charge if exchanging
                                     from a money market fund. To exchange by
                                     telephone, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-338-2550 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-338-2550. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in good form. You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-338-2550. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:


$1,000 minimum initial investment


    - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;



    - any trustee or director (or family member) of any fund distributed by the distributor; and

                                                                            ----

 Your Account



    - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


    - clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and



    - any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


    - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



    - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;



    - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



    - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

   CHOOSING A SHARE CLASS

    The Fund offers one class of shares in this prospectus -- Class Z.


    The Fund also offers four additional classes of shares -- Class A, B, C and I shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.


    In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes (except Class I shares).

----
8

 Your Account


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:


Method                                                  Instructions

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into Class Z
                                     shares or Class A shares of another fund
                                     distributed by Liberty Funds Distributor, Inc. at
                                     no additional cost. To exchange by telephone, call
                                     1-800-338-2550.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-338-2550, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction to the
                                     address below. In your letter of instruction, note
                                     the Fund's name, share class, account number, and
                                     the dollar value or number of shares you wish to
                                     sell. All account owners must sign the letter, and
                                     signatures must be guaranteed by either a bank, a
                                     member firm of a national stock exchange or
                                     another eligible guarantor institution. Additional
                                     documentation is required for sales by
                                     corporations, agents, fiduciaries, surviving joint
                                     owners and individual retirement account owners.
                                     For details, call 1-800-338-2550.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. All dividend and capital gains
                                     distributions must be reinvested. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


                                                                            ----

 Your Account


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing its total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.


Distribution Options The Fund distributes dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
10

 Your Account


   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


 Distribution Options

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.


                                                                            ----

 Managing the Fund


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Crabbe Huson Group, Inc. (Crabbe Huson), located at 121 S. W. Morrison,
Suite 1400, Portland, OR 97204, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Crabbe Huson runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Crabbe Huson has been an investment advisor since 1980. As of January 31, 2003, Crabbe Huson managed over $479 million in assets.



Crabbe Huson's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Crabbe Huson and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Crabbe Huson is a registered investment advisor.



For the 2002 fiscal year, aggregate advisory fees paid to Crabbe Huson by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Management of the Fund is handled on a day-to-day basis by a team consisting of Garth R. Nisbet, CFA and Paul C. Rocheleau. Mr. Nisbet, chief investment officer, joined Crabbe Huson in April, 1995. Mr. Rocheleau, portfolio manager and analyst, joined Crabbe Huson in December, 1992.

----
12

 Financial Highlights



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the fiscal years since inception of Class Z, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements. The information for the years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                                                    Period ended
                                                 Year ended October 31,              October 31,
                                                 2002           2001     2000          1999(a)
                                                Class Z        Class Z  Class Z        Class Z

 Net asset value --
 Beginning of period ($)                               10.84    10.12    10.11                 10.17
----------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
  Net investment income(b)                              0.46(c)   0.59    0.62                  0.01
  Net realized and unrealized gain on
  investments                                           0.13(c)   0.70    0.05                  0.04
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                      0.59     1.29     0.67                  0.05
----------------------------------------------------------------------------------------------------
 Less Distributions Declared to
 Shareholders ($):
  From net investment income                           (0.47)   (0.57)   (0.61)                (0.11)
  From net realized gains                              (0.12)    --      (0.05)          --
----------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                         (0.59)   (0.57)   (0.66)                (0.11)
----------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     10.84    10.84    10.12                 10.11
----------------------------------------------------------------------------------------------------
 Total return (%)(d)(e)                                 5.80    13.08     6.90                  0.53(f)
----------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets
 (%)/Supplemental Data:
  Expenses(g)                                           0.55     0.14     0.55                  0.55(h)
  Net investment income(g)                              4.34(c)   5.74    6.22                  5.46(h)
  Waiver/reimbursement                                  1.07     1.98     1.56                  5.84(h)
  Portfolio turnover rate (%)                             94      109       34                   196
  Net assets, end of period (000's) ($)                   10        1    3,693                 4,246



(a)  Class Z shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.44% to 4.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.



                                                                            ----

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----
14

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                                                                            ----

FOR MORE INFORMATION

--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
WWW.LIBERTYFUNDS.COM

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address PUBLICINFO@SEC.GOV or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Funds Trust III : 811-881

-  Liberty Contrarian Income Fund

--------------------------------------------------------------------------------


[LOGO]

                                                                746-01/905M-0203

-------------------------------------------------------------------------------
LIBERTY SELECT VALUE FUND   PROSPECTUS, MARCH 1, 2003
-------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                                     2
------------------------------------------------------------------------------
Investment Goal ........................................................     2
Principal Investment Strategies ........................................     2
Principal Investment Risks .............................................     2
Performance History ....................................................     3
Your Expenses ..........................................................     5

YOUR ACCOUNT                                                                 7
------------------------------------------------------------------------------
How to Buy Shares ......................................................     7
Sales Charges ..........................................................     8
How to Exchange Shares .................................................    11
How to Sell Shares .....................................................    12
Fund Policy on Trading of Fund Shares ..................................    13
Distribution and Service Fees ..........................................    13
Other Information About Your Account ...................................    13

MANAGING THE FUND                                                           16
------------------------------------------------------------------------------
Investment Advisor .....................................................    16
Portfolio Managers .....................................................    16

FINANCIAL HIGHLIGHTS                                                        17
------------------------------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------


INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Mid Cap
Value Index. As of December 31, 2002, that index included companies with capitalizations between approximately $194 million and $12 billion. All market capitalizations are determined at the time of purchase.

-------------------------------------------------------------------------------
  UNDERSTANDING VALUE INVESTING

  In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses quantitative analysis supported by fundamental business and financial analyses.
-------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the S&P MidCap 400 Index, an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)
-------------------------------------------------------------------------------

                1993                           9.99%
                1994                          -2.66%
                1995                          38.00%
                1996                          20.47%
                1997                          33.20%
                1998                          14.36%
                1999                           9.11%
                2000                          15.47%
                2001                           2.21%
                2002                         -12.25%

For period in bar chart:
                                       Best quarter: 4th quarter 1998, +19.74%
                                       Worst quarter: 3rd quarter 2002, -16.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------

                                             1 YEAR      5 YEARS      10 YEARS

Class A (%)
  Return Before Taxes                        (17.30)       4.02        11.18
  Return After Taxes on Distributions        (17.30)       2.51         8.73
  Return After Taxes on Distributions
    and Sale of Fund Shares                  (10.62)       2.98         8.44
-------------------------------------------------------------------------------
Class B (%)(2)
  Return Before Taxes                        (17.32)       4.16        11.01
  Return After Taxes on Distributions        (17.32)       2.56         8.60
  Return After Taxes on Distributions
    and Sale of Fund Shares                  (10.64)      (0.66)        8.37
-------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                        (13.80)       4.48        11.41(1)
  Return After Taxes on Distributions        (13.80)       2.94         8.94(1)
  Return After Taxes on Distributions
    and Sale of Fund Shares                   (8.47)       3.37         8.67(1)
-------------------------------------------------------------------------------
S&P MidCap 400 Index (%)                     (14.51)       6.41        11.96
-------------------------------------------------------------------------------

(1) Class C is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 21, 1949 and Class C shares were initially offered on August 1, 1997.

(2) Class B share returns do not reflect Class A share returns after conversion.

YOUR EXPENSES
-------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


-------------------------------------------------------------------------------

  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

  o $10,000 initial investment

  o 5% total return for each year

  o Fund operating expenses remain the same

  o Assumes reinvestment of all dividends and distributions

  o Assumes Class B shares convert to Class A shares after eight years
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------


                                                  CLASS A    CLASS B     CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            5.75       0.00        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the lesser
  of purchase price or redemption price)           1.00(4)    5.00        1.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
  if applicable)                                    (5)        (5)        (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                  CLASS A    CLASS B    CLASS C

Management fee (%)                                 0.69       0.69       0.69
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6) (%)       0.24       0.99       0.99
-------------------------------------------------------------------------------
Other expenses (%)                                 0.29       0.29       0.29
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)           1.22       1.97       1.97

(6) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989, and 0.25% on net assets attributable to Class A, Class B and Class C shares issued thereafter. This arrangement results in a rate of service fee for Class A, Class B and Class C shares that is a blend between the 0.15% and 0.25% rates.


-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------

CLASS                               1 YEAR     3 YEARS     5 YEARS     10 YEARS

Class A                              $692       $940       $1,207       $1,967
-------------------------------------------------------------------------------
Class B: did not sell your shares    $200       $618       $1,062       $2,102
         sold all your shares at
         the end of the period       $700       $918       $1,262       $2,102
-------------------------------------------------------------------------------
Class C: did not sell your shares    $200       $618       $1,062       $2,296
         sold all your shares at
         the end of the period       $300       $618       $1,062       $2,296

-------------------------------------------------------------------------------
YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW TO BUY SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

-------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ................................................... $1,000
  Subsequent Investments ...............................................    $50
  Automatic Investment Plan* ...........................................    $50
  Retirement Plan* .....................................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.


  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may purchase shares of the Fund by electronically transferring money from your bank account to
funds transfer               your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan              account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares of the Fund for your account by exchanging $100 or more each month from
averaging                    another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
-------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

-------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers three classes of shares in this prospectus -- CLASS A, B and
  C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

  The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.
-------------------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


-------------------------------------------------------------------------------
CLASS A SALES CHARGES
-------------------------------------------------------------------------------


                                                                  % OF OFFERING
                                        AS A % OF                     PRICE
                                       THE PUBLIC      AS A %      RETAINED BY
                                        OFFERING       OF YOUR      FINANCIAL
AMOUNT INVESTED                           PRICE      INVESTMENT      ADVISOR

Less than $50,000                         5.75          6.10           5.00
-------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50          4.71           3.75
-------------------------------------------------------------------------------
$100,000 to less than $250,000            3.50          3.63           2.75
-------------------------------------------------------------------------------
$250,000 to less than $500,000            2.50          2.56           2.00
-------------------------------------------------------------------------------
$500,000 to less than $1,000,000          2.00          2.04           1.75
-------------------------------------------------------------------------------
$1,000,000 or more                        0.00          0.00           0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


-------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
-------------------------------------------------------------------------------


AMOUNT PURCHASED                                                   COMMISSION %
Less than $3 million                                                   1.00
-------------------------------------------------------------------------------
$3 million to less than $5 million                                     0.80
-------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
-------------------------------------------------------------------------------
$25 million or more                                                    0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


-------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

  Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
-------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:


-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    5.00
-------------------------------------------------------------------------------
Through second year                                                   4.00
-------------------------------------------------------------------------------
Through third year                                                    3.00
-------------------------------------------------------------------------------
Through fourth year                                                   3.00
-------------------------------------------------------------------------------
Through fifth year                                                    2.00
-------------------------------------------------------------------------------
Through sixth year                                                    1.00
-------------------------------------------------------------------------------
Longer than six years                                                 0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00
-------------------------------------------------------------------------------
Longer than three years                                               0.00


Commission to financial advisors is 2.50%.


Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the applicable discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

-------------------------------------------------------------------------------
CLASS C SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    1.00
-------------------------------------------------------------------------------
Longer than one year                                                  0.00

HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your financial       You may call your financial advisor to place your sell order. To receive the current trading day's
advisor                      price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor firm may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer               bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.

DISTRIBUTION AND SERVICE FEES
-------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (i) 0.15% of net assets attributable to shares issued prior to April 1, 1989 and (ii) 0.25% of net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended October 31, 2002, the combined service fee was 0.24% of Class A, Class B and Class C average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year.

Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------


Dividends               Represents interest and dividends earned from securities
                        held by the Fund, net of expenses incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains           Represents net long-term capital gains on sales of
                        securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

-------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
-------------------------------------------------------------------------------


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

o send the check to your address of record
o send the check to a third party address
o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

-------------------------------------------------------------------------------
MANAGING THE FUND
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of January 31, 2003, Colonial managed over $13 billion in assets.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.69% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

DANIEL K. CANTOR, CFA, a senior vice president of Colonial and Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, is the lead manager of the Fund and has co-managed the Fund since August, 2000. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995.


JEFFREY KINZEL, CFA, a senior vice president of Colonial and Stein Roe, has co-managed the Fund since August, 2000. He joined Stein Roe in 1991 as an equity analyst.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


-----------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001          2000         1999         1998
                                                                Class A       Class A       Class A       Class A      Class A
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                       19.35         24.52         21.93         20.17        20.43
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   --(b)       0.06          0.03         (0.03)       (0.05)
  Net realized and unrealized gain (loss) on investments         (0.84)        (1.46)         4.83          2.51         1.64
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (0.84)        (1.40)         4.86          2.48         1.59
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                     (0.01)           --            --            --           --
  From net realized gains                                        (0.05)        (3.77)        (2.27)        (0.72)       (1.85)
  Total Distributions Declared to Shareholders                   (0.06)        (3.77)        (2.27)        (0.72)       (1.85)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                             18.45         19.35         24.52         21.93        20.17
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                              (4.37)        (6.49)        24.15         12.48         7.95
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%)/SUPPLEMENTAL DATA:
  Expenses(d)                                                     1.21          1.22          1.27          1.32         1.32
  Net investment income (loss)(d)                                   --(e)       0.29          0.13         (0.14)       (0.23)
Portfolio turnover rate (%)                                         28            18            58            67           32
Net assets, end of period (000's) ($)                          438,390       428,059       425,993       398,255      373,092

(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.

(e) Rounds to less than 0.01%.



-----------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001          2000         1999         1998
                                                                Class B       Class B       Class B       Class B      Class B
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                       18.09         23.32         21.10         19.57        20.02
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                (0.14)        (0.09)        (0.13)        (0.19)       (0.20)
  Net realized and unrealized gain (loss) on investments         (0.78)        (1.37)         4.62          2.44         1.60
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (0.92)        (1.46)         4.49          2.25         1.40
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                        (0.05)        (3.77)        (2.27)        (0.72)       (1.85)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                             17.12         18.09         23.32         21.10        19.57
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                              (5.12)        (7.18)        23.26         11.66         7.10
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%)/
SUPPLEMENTAL DATA:
  Expenses(c)                                                     1.96          1.97          2.02          2.07         2.07
  Net investment loss(c)                                         (0.75)        (0.46)        (0.62)        (0.89)       (0.98)
Portfolio turnover rate (%)                                         28            18            58            67           32
Net assets, end of period (000's) ($)                          267,002       267,359       309,665       313,791      295,025

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.



-----------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001          2000         1999         1998
                                                                Class C       Class C       Class C       Class C      Class C

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                       18.64         23.91         21.59         20.00        20.41
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                         (0.14)        (0.10)        (0.14)        (0.19)       (0.20)
  Net realized and unrealized gain (loss) on investments         (0.80)        (1.40)         4.73          2.50         1.64
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (0.94)        (1.50)         4.59          2.31         1.44
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                        (0.05)        (3.77)        (2.27)        (0.72)       (1.85)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                             17.65         18.64         23.91         21.59        20.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                              (5.07)        (7.17)        23.20         11.71         7.17
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%)/
SUPPLEMENTAL DATA:
  Expenses(c)                                                     1.96          1.97          2.02          2.07         2.07
  Net investment loss(c)                                         (0.75)        (0.46)        (0.62)        (0.89)       (0.98)
Portfolio turnover rate (%)                                         28            18            58            67           32
Net assets, end of period (000's) ($)                           41,309        34,875        26,909        21,533       12,519

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.


FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881

o Liberty Select Value Fund

------------------------------------------------------------------------------


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                              719-01/881M-0203

-------------------------------------------------------------------------------
LIBERTY SELECT VALUE FUND   PROSPECTUS, MARCH 1, 2003
-------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Colonial Management Associates, Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                      2
-------------------------------------------------------------------------------
Investment Goal .......................................................       2
Principal Investment Strategies .......................................       2
Principal Investment Risks ............................................       2
Performance History ...................................................       3
Your Expenses .........................................................       6

YOUR ACCOUNT                                                                  7
-------------------------------------------------------------------------------
How to Buy Shares .....................................................       7
Eligible Investors ....................................................       7
Sales Charges .........................................................       9
How to Exchange Shares ................................................       9
How to Sell Shares ....................................................       9
Fund Policy on Trading of Fund Shares .................................      10
Other Information About Your Account ..................................      10

MANAGING THE FUND                                                            13
-------------------------------------------------------------------------------
Investment Advisor ....................................................      13
Portfolio Managers ....................................................      13

FINANCIAL HIGHLIGHTS                                                         14
-------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------

INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Mid Cap
Value Index. As of December 31, 2002, that index included companies with capitalizations between approximately $194 million and $12 billion. All market capitalizations are determined at the time of purchase.

-------------------------------------------------------------------------------
  UNDERSTANDING VALUE INVESTING

  In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses quantitative analysis supported by fundamental business and financial analyses.
-------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. On July 29, 2002, the Fund's existing Class Z shares were merged into the Fund's Class S shares, which were simultaneously redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z share average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

  The Fund's returns are compared to the S&P MidCap 400 Index, an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
-------------------------------------------------------------------------------

                1993                           9.99%
                1994                          -2.66%
                1995                          38.00%
                1996                          20.47%
                1997                          33.20%
                1998                          14.36%
                1999                           9.29%
                2000                          15.81%
                2001                           2.50%
                2002                         -12.09%

For period in bar chart:               Best quarter: 4th quarter 1998, +19.74%
                                       Worst quarter: 3rd quarter 2002, -16.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------

                                           1 YEAR        5 YEARS       10 YEARS

Class Z (%)
  Return Before Taxes                      (12.09)        5.46          11.95
  Return After Taxes on Distributions      (12.09)        3.91           9.47
  Return After Taxes on Distributions
    and Sale of Fund Shares                 (7.42)        4.15           9.11
-------------------------------------------------------------------------------
S&P MidCap 400 Index (%)                   (14.51)        6.41          11.96
-------------------------------------------------------------------------------


(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the Class Z shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 21, 1949 and Class Z shares were initially offered on February 8, 2001.

YOUR EXPENSES

-------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


-------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

  o $10,000 initial investment

  o 5% total return for each year

  o Fund operating expenses remain the same

  o Assumes reinvestment of all dividends and distributions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------


                                                                       CLASS Z

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption
   price)                                                               0.00
-------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      (3)

(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                                       CLASS Z

Management fee (%)                                                      0.69
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                      0.29
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                0.98


-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $100                 $312               $542              $1,201

-------------------------------------------------------------------------------
YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW TO BUY SHARES
-------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may purchase shares of the Fund by electronically transferring money from your bank account to
funds transfer               your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan              account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares of the Fund for your account by exchanging $100 or more each month from
averaging                    another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS
-------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares;
  (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no- load shares of funds merged with funds distributed by the distributor;

o any trustee or director (or family member) of any fund distributed by the distributor; and

o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

o clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

o any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker- dealer;

o investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
-------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

-------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers one class of shares in this prospectus -- CLASS Z.

  The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
-------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.

HOW TO SELL SHARES
-------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer               bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------

Dividends                 Represents interest and dividends earned from
                          securities held by the Fund, net of expenses incurred
                          by the Fund.
-------------------------------------------------------------------------------
Capital gains             Represents net long-term capital gains on sales of
                          securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.

-------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
-------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

o send the check to your address of record
o send the check to a third party address
o transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

-------------------------------------------------------------------------------
MANAGING THE FUND
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of January 31, 2003, Colonial managed over $13 billion in assets.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.69% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

DANIEL K. CANTOR, CFA, a senior vice president of Colonial and Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, is the lead manager of the Fund and has co-managed the Fund since August, 2000. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995.


JEFFREY KINZEL, CFA, a senior vice president of Colonial and Stein Roe, has co-managed the Fund since August, 2000. He joined Stein Roe in 1991 as an equity analyst.

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the fiscal years since inception of Class Z, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

---------------------------------------------------------------------------------------------------------------------------------
THE FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              YEAR ENDED           PERIOD ENDED
                                                                                              OCTOBER 31,           OCTOBER 31,
                                                                                                2002(A)               2001(B)
                                                                                                Class Z               Class Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                                       19.50                  21.32
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                                                        0.05                   0.10
  Net realized and unrealized loss on investments                                                (0.84)                 (1.92)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                               (0.79)                 (1.82)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                                                     (0.06)                  --
  From net realized gains                                                                        (0.05)                  --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                                   (0.11)                  --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                             18.60                  19.50
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                                                              (4.09)                 (8.54)(E)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%)/SUPPLEMENTAL DATA:
  Expenses(f)                                                                                     0.98                   0.95(g)
  Net investment income(f)                                                                        0.23                   0.48(g)
Portfolio turnover rate (%)                                                                         28                     18
Net assets, end of period (000's) ($)                                                          424,316                416,998

(a) On July 29, 2002, the Fund's existing Class Z shares were merged into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

(b) Class Z shares were initally offered on February 8, 2001. Per share data reflects activity from this date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.

(g) Annualized.

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NOTES
-------------------------------------------------------------------------------


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                                                                              15

FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Select Value Fund


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              719-01/882M-0203

-------------------------------------------------------------------------------
THE LIBERTY FUND   PROSPECTUS, MARCH 1, 2003
-------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.
-------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                                      2
-------------------------------------------------------------------------------
Investment Goals ........................................................     2
Principal Investment Strategies .........................................     2
Principal Investment Risks ..............................................     2
Performance History .....................................................     4
Your Expenses ...........................................................     6

YOUR ACCOUNT                                                                  8
-------------------------------------------------------------------------------
How to Buy Shares .......................................................     8
Sales Charges ...........................................................     9
How to Exchange Shares ..................................................    13
How to Sell Shares ......................................................    13
Fund Policy on Trading of Fund Shares ...................................    14
Distribution and Service Fees ...........................................    14
Other Information About Your Account ....................................    15

MANAGING THE FUND17
-------------------------------------------------------------------------------
Investment Advisor ......................................................    17
Investment Sub-Advisor ..................................................    17
Portfolio Managers ......................................................    17

OTHER INVESTMENT STRATEGIES AND RISKS                                        19
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                         20
-------------------------------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and capital growth and, secondarily, capital preservation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among various categories of equity and debt securities, including: large cap growth stocks; large cap value stocks;
foreign stocks; and investment grade bonds of U.S. issuers. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's investment advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. Large cap stocks purchased by the Fund are stocks of companies that have market capitalizations similar in size to those companies in the Standard & Poor's 500 Index. As of December 31, 2002, that index included companies with capitalizations between approximately $279 million and $276 billion. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy or sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transactions costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.
                                                                              3

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the bonds included in the Lehman Brothers Aggregate Bond Index (Lehman Index). The Lehman Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)
-------------------------------------------------------------------------------

                1993                          14.51%
                1994                          -2.10%
                1995                          28.60%
                1996                          16.77%
                1997                          26.05%
                1998                          13.13%
                1999                           8.70%
                2000                          -1.11%
                2001                          -9.51%
                2002                         -12.09%

For period shown in bar chart:         Best quarter: 2nd quarter 1997, +15.60%
                                       Worst quarter: 3rd quarter 2002, -10.86%
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------

                                            1 YEAR        5 YEARS      10 YEARS
Class A (%)
  Return Before Taxes                       (17.15)        (1.83)        6.82
  Return After Taxes on Distributions       (17.89)        (3.69)        4.37
  Return After Taxes on Distributions
    and Sale of Fund Shares                 (10.51)        (1.66)        4.93
-------------------------------------------------------------------------------
Class B (%)(2)
  Return Before Taxes                       (17.06)        (1.70)        6.65
  Return After Taxes on Distributions       (17.59)        (3.30)        4.50
  Return After Taxes on Distributions
    and Sale of Fund Shares                 (10.46)        (1.42)        4.98
-------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                       (13.53)        (1.41)        7.02
  Return After Taxes on Distributions       (14.06)        (3.00)        4.71
  Return After Taxes on Distributions
    and Sale of Fund Shares                  (8.29)        (1.19)        5.20
-------------------------------------------------------------------------------
S&P 500 Index (%)                           (22.09)        (0.58)        9.34
-------------------------------------------------------------------------------
Lehman Index (%)                             10.25          7.55         7.51
-------------------------------------------------------------------------------

(1) Class C is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on April 30, 1982 and Class C shares were initially offered on August 1, 1997.
(2) Class B share returns do not reflect Class A share returns after conversion.

YOUR EXPENSES

--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


-------------------------------------------------------------------------------

  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:


  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
  o Assumes Class B shares convert to Class A shares after eight years

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------

                                                  CLASS A    CLASS B    CLASS C
Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)         5.75         0.00       0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load)
  on redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)   1.00(4)      5.00       1.00
-------------------------------------------------------------------------------
Redemption fee (%)
  (as a percentage of amount redeemed, if
  applicable)                                       (5)        (5)        (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                              CLASS A       CLASS B      CLASS C

Management fee (%)                              0.55          0.55         0.55
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6) (%)    0.23          0.98         0.98
--------------------------------------------------------------------------------
Other expenses (%)                              0.40          0.40         0.40
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)        1.18          1.93         1.93

(6) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.15% and 0.25% rates.

-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------

                                      1 YEAR   3 YEARS       5 YEARS    10 YEARS

Class A                                $688      $928        $1,187      $1,924
--------------------------------------------------------------------------------
Class B: did not sell your shares      $196      $606        $1,042      $2,059
         sold all your shares at
         the end of the period         $696      $906        $1,242      $2,059
--------------------------------------------------------------------------------
Class C: did not sell your shares      $196      $606        $1,042      $2,254
         sold all your shares at
         the end of the period         $296      $606        $1,042      $2,254

-------------------------------------------------------------------------------
YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW TO BUY SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-------------------------------------------------------------------------------

  INVESTMENT MINIMUMS
  Initial Investment ................................................ $1,000
  Subsequent Investments ............................................    $50
  Automatic Investment Plan* ........................................    $50
  Retirement Plans* .................................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS


Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may purchase shares of the Fund by electronically transferring money from your bank account to
funds transfer               your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan              account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares of the Fund for your account by exchanging $100 or more each month from
averaging                    another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
-------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

-------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers three classes of shares in this prospectus -- CLASS A, B and C.

  Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

  The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.
-------------------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is the commission paid to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

-------------------------------------------------------------------------------
CLASS A SALES CHARGES
-------------------------------------------------------------------------------

                                                                  % OF OFFERING
                                    AS A % OF                         PRICE
                                    THE PUBLIC       AS A %        RETAINED BY
                                     OFFERING        OF YOUR        FINANCIAL
AMOUNT INVESTED                       PRICE        INVESTMENT     ADVISOR FIRM

Less than $50,000                      5.75           6.10            5.00
-------------------------------------------------------------------------------
$50,000 to less than $100,000          4.50           4.71            3.75
-------------------------------------------------------------------------------
$100,000 to less than $250,000         3.50           3.63            2.75
-------------------------------------------------------------------------------
$250,000 to less than $500,000         2.50           2.56            2.00
-------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.00           2.04            1.75
-------------------------------------------------------------------------------
$1,000,000 or more                     0.00           0.00            0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

   PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                                   COMMISSION %

Less than $3 million                                                   1.00
-------------------------------------------------------------------------------
$3 million to les than $5 million                                      0.80
-------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
-------------------------------------------------------------------------------
$25 million or more                                                    0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

-------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


  Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
-------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

   CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    5.00
-------------------------------------------------------------------------------
Through second year                                                   4.00
-------------------------------------------------------------------------------
Through third year                                                    3.00
-------------------------------------------------------------------------------
Through fourth year                                                   3.00
-------------------------------------------------------------------------------
Through fifth year                                                    2.00
-------------------------------------------------------------------------------
Through sixth year                                                    1.00
-------------------------------------------------------------------------------
Longer than six years                                                 0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00
-------------------------------------------------------------------------------
Longer than three years                                               0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs three years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

-------------------------------------------------------------------------------
CLASS C SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    1.00
-------------------------------------------------------------------------------
Longer than one year                                                  0.00

HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call
                             1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer               bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
-------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended October 31, 2002, the combined service fee was 0.23% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes.
Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four, or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------

Dividends                 Represents interest and dividends earned from
                          securities held by the Fund, net of expenses incurred
                          by the Fund.
-------------------------------------------------------------------------------
Capital gains             Represents net long-term capital gains on sales of
                          securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


-------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
-------------------------------------------------------------------------------


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
o send the check to your address of record
o send the check to a third party address
o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

-------------------------------------------------------------------------------
MANAGING THE FUND
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of January 31, 2003, Colonial managed over $13 billion in assets.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.55% of average daily net assets of the Fund.

INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------
Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, New York, New York 10022, is the Fund's investment sub-advisor and manages the portion of the Fund's assets allocated to foreign equity securities. The sub-advisory agreement with NIMNAI provides that Colonial shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI. NIMNAI replaced Nordea Securities, Inc. (NSI) as the Fund's investment sub-advisor effective January 1, 2002. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
HARVEY HIRSCHHORN, CFA, Senior Vice President of Colonial, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973. Mr. Hirschhorn received an M.B.A. degree from the University of Chicago, and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks               Alexander S. Macmillan
Large cap value stocks                Scott Schermerhorn
Foreign stocks                        NIMNAI (Sub-Advisor)
Investment grade bonds                Michael T. Kennedy

ALEXANDER S. MACMILLAN, CFA, Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a Senior Vice President of Columbia Management Co., which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, Senior Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap value stocks category. He has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

MICHAEL T. KENNEDY, CFA, Senior Vice President of Colonial, manages the portion of the Fund's asssets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

-------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES AND RISKS
-------------------------------------------------------------------------------


The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
-------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
-------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

TEMPORARY DEFENSIVE STRATEGIES
-------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements. The information for the years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through October 31, 1998, has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.

------------------------------------------------------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001         2000         1999(A)       1998
                                                                Class A       Class A       Class A       Class A      Class A
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                        7.53         10.24         10.81         10.38        11.16
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                        0.16(c)       0.19          0.19          0.21         0.24
  Net realized and unrealized gain (loss) on investments
  foreign currency and futures contracts                         (0.84)(c)     (1.70)         0.63          0.89         0.68
------------------------------------------------------------------------------------------------------------------------------
  Total Income from Investment Operations                        (0.68)        (1.51)         0.82          1.10         0.92
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                     (0.17)        (0.20)        (0.19)        (0.23)       (0.25)
  From net realized gains                                          --          (1.00)        (1.20)        (0.44)       (1.45)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   (0.17)        (1.20)        (1.39)        (0.67)       (1.70)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                              6.68          7.53         10.24         10.81        10.38
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)                                              (9.19)       (16.38)         8.16         10.94         9.08
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)                                                     1.18          1.13          1.06          1.12         1.12
  Net investment income(e)                                        2.24(c)       2.29          1.88          2.02         2.22
Portfolio turnover rate (%)                                         41            55            78            74           69
Net assets, end of period (000's) ($)                          624,483       757,467       874,225       936,331      936,639

(a) For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01 and decrease the ratio of net investment income to average net assets from
    2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



-----------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001         2000         1999(A)       1998
                                                                Class B       Class B      Class B        Class B      Class B
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                        7.51         10.22         10.79         10.36        11.14
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                        0.11(c)       0.13          0.12          0.14         0.16
  Net realized and unrealized gain (loss) on investments
  foreign currency and futures contracts                         (0.83)(c)     (1.71)         0.62          0.88         0.68
-----------------------------------------------------------------------------------------------------------------------------
  Total Income from Investment Operations                        (0.72)        (1.58)         0.74          1.02         0.84
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                     (0.12)        (0.13)        (0.11)        (0.15)       (0.17)
  From net realized gains                                          --          (1.00)        (1.20)        (0.44)       (1.45)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   (0.12)        (1.13)        (1.31)        (0.59)       (1.62)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                              6.67          7.51         10.22         10.79        10.36
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)                                              (9.77)       (17.05)         7.33         10.11         8.27
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)                                                     1.93          1.88          1.81          1.88         1.87
  Net investment income(e)                                        1.49(c)       1.54          1.13          1.26         1.47
Portfolio turnover rate (%)                                         41            55            78            74           69
Net assets, end of period (000's) ($)                          252,598       412,639       604,975       706,366      653,476

(a) For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to
    1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than
    $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

-----------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                  2002          2001          2000         1999(A)     1998
                                                                 CLASS C       CLASS C       CLASS C       CLASS C    CLASS C
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                         7.50         10.21         10.78         10.35       11.15
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                         0.11(c)       0.13          0.12          0.14        0.15
  Net realized and unrealized gain (loss) on investments
  foreign currency and futures contracts                         (0.83)(c)      (1.71)         0.62          0.88        0.68
-----------------------------------------------------------------------------------------------------------------------------
  Total Income from Investment Operations                         (0.72)        (1.58)         0.74          1.02        0.83
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.12)        (0.13)        (0.11)        (0.15)      (0.18)
  From net realized gains                                           --          (1.00)        (1.20)        (0.44)      (1.45)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.12)        (1.13)        (1.31)        (0.59)      (1.63)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                               6.66          7.50         10.21         10.78       10.35
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)                                               (9.78)       (17.07)         7.34         10.15        8.21
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)                                                      1.93          1.88          1.81          1.88        1.87
  Net investment income(e)                                         1.49(c)       1.54          1.13          1.26        1.47
Portfolio turnover rate (%)                                          41            55            78            74          69
Net assets, end of period (000's) ($)                             7,873        10,463         6,519         9,074       5,501

(a) For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to
    1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than
    $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

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NOTES
-------------------------------------------------------------------------------


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                                                                              23

FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881

o The Liberty Fund

------------------------------------------------------------------------------


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com
                                                              721-01/884M-0203

--------------------------------------------------------------------------------
THE LIBERTY FUND   PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS Z SHARES
Advised by Colonial Management Associates, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                                   2
----------------------------------------------------------------------------
Investment Goals ......................................................    2
Principal Investment Strategies .......................................    2
Principal Investment Risks ............................................    2
Performance History ...................................................    4
Your Expenses .........................................................    6

YOUR ACCOUNT                                                               7
----------------------------------------------------------------------------
How to Buy Shares .....................................................    7
Eligible Investors ....................................................    7
Sales Charges .........................................................    9
How to Exchange Shares ................................................    9
How to Sell Shares ....................................................    9
Fund Policy on Trading of Fund Shares .................................   10
Other Information About Your Account ..................................   10

MANAGING THE FUND                                                         13
----------------------------------------------------------------------------
Investment Advisor ....................................................   13
Investment Sub-Advisor ................................................   13
Portfolio Managers ....................................................   14

OTHER INVESTMENT STRATEGIES AND RISKS                                     15
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                      16
----------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for information.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and capital growth and, secondarily, capital preservation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund allocates its investments among various categories of equity and debt securities, including: large cap growth stocks; large cap value stocks; foreign stocks; and investment grade bonds of U.S. issuers. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's investment advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. Large cap stocks purchased by the Fund are stocks of companies that have market capitalizations similar in size to those companies in the Standard & Poor's 500 Index. As of December 31, 2002, that index included companies with capitalizations between approximately $279 million and $276 billion. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy or sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transactions costs, which could reduce the Fund's returns.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


  -----------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE




 CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

  The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the bonds included in the Lehman Brothers Aggregate Bond Index (Lehman Index). The Lehman Index is a market value- weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.


  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------


               1993                14.51%
               1994                -2.10%
               1995                28.73%
               1996                17.16%
               1997                26.32%
               1998                13.28%
               1999                13.72%
               2000                -0.88%
               2001                -9.34%
               2002               -11.86%


For period shown in bar chart:  Best quarter: 2nd quarter 1997, +15.78%
                                Worst quarter: 3rd quarter 2002, -10.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(1)
--------------------------------------------------------------------------------

                                               1 YEAR      5 YEARS      10 YEARS

Class Z (%)
  Return Before Taxes                         (11.86)       0.40          8.10
  Return After Taxes on Distributions         (12.68)      (1.52)         5.59
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (7.26)       0.05          5.97
--------------------------------------------------------------------------------
S&P 500 Index (%)                             (22.09)      (0.58)         9.34
--------------------------------------------------------------------------------
Lehman Index (%)                               10.25        7.55          7.51

(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the Class Z shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on April 30, 1982, and Class Z shares were initially offered on July 31, 1995.

YOUR EXPENSES
-------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  -----------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
  -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      (3)

(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee (%)                                                       0.55
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.40
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.95


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $97                  $303               $525              $1,166

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may purchase shares of the Fund by electronically transferring money from your bank account to
funds transfer               your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan              account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar             You may purchase shares of the Fund for your account by exchanging $100 or more each month from
cost averaging               another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------


Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:


$1,000 minimum initial investment


o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares;
  (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no- load shares of funds merged with funds distributed by the distributor;

o any trustee or director (or family member) of any fund distributed by the distributor; and

o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

o clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

o any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;

o investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code;

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and

o clients of the distributor's banking affiliate that meet certain wealth management criteria.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


  -----------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers one class of shares in this prospectus -- CLASS Z.


  The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
  -----------------------------------------------------------------------------

SALES CHARGES
  -----------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic                You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer               bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------
Dividends                Represents interest and dividends earned from
                         securities held by the Fund, net of expenses incurred
                         by the Fund.
-------------------------------------------------------------------------------
Capital gains            Represents net long-term capital gains on sales of
                         securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.


  -----------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS


  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

  -----------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

o send the check to your address of record
o send the check to a third party address
o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Fund's investment advisor.
The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of January 31, 2003, Colonial managed over $13 billion in assets.


Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.55% of average daily net assets of the Fund.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, New York, New York 10022, is the Fund's investment sub-advisor and manages the portion of the Fund's assets allocated to foreign equity securities. The sub-advisory agreement with NIMNAI provides that Colonial shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI. NIMNAI replaced Nordea Securities, Inc. (NSI) as the Fund's investment sub-advisor effective January 1, 2002. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


HARVEY HIRSCHHORN, CFA, Senior Vice President of Colonial, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973. Mr. Hirschhorn received an M.B.A. degree from the University of Chicago, and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks               Alexander S. Macmillan
Large cap value stocks                Scott Schermerhorn
Foreign stocks                        NIMNAI (Sub-Advisor)
Investment grade bonds                Michael T. Kennedy

ALEXANDER S. MACMILLAN, CFA, Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a Senior Vice President of Columbia Management Co., which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, Senior Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap value stocks category. He has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

MICHAEL T. KENNEDY, CFA, Senior Vice President of Colonial, manages the portion of the Fund's asssets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.
In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the
Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the
Fund's financial statements. The information for the years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst &
Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through October 31, 1998, has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.

------------------------------------------------------------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              2002            2001            2000         1999(A)        1998
                                                            Class Z         Class Z         Class Z        Class Z       Class Z

NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            7.95         10.75         11.28         10.39         11.17
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                         0.19(c)       0.21          0.22          0.24          0.26
  Net realized and unrealized gain (loss) on investments
  foreign currency and futures contracts                          (0.88)(c)     (1.79)         0.67          1.34          0.69
  Total Income from Investment Operations                         (0.69)        (1.58)         0.89          1.58          0.95
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.19)        (0.22)        (0.22)        (0.25)        (0.28)
  From net realized gains                                           --          (1.00)        (1.20)        (0.44)        (1.45)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.19)        (1.22)        (1.42)        (0.69)        (1.73)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  7.07          7.95         10.75         11.28         10.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(D) (%)                                               (8.88)       (16.25)         8.44         15.92          9.35
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)                                                      0.95          0.90          0.82          0.88          0.88
  Net investment income(e)                                         2.47(c)       2.52          2.12          2.26          2.46
Portfolio turnover rate (%)                                          41            55            78            74            69
Net assets, end of period (000's) ($)                               137            50             3             3        22,235

(a) For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended
    October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

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18
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                                                                              19

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881

o                                The Liberty Fund


------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                              721-01/885M-0203

  LIBERTY NEWPORT GLOBAL EQUITY FUND                  Prospectus, March 1, 2003



CLASS A, B AND C SHARES

Advised by Newport Fund Management, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   4
Your Expenses.....................................   5

YOUR ACCOUNT                                         7
------------------------------------------------------
How to Buy Shares.................................   7
Sales Charges.....................................   8
How to Exchange Shares............................  11
How to Sell Shares................................  11
Fund Policy on Trading of Fund Shares.............  12
Distribution and Service Fees.....................  12
Other Information About Your Account..............  13

MANAGING THE FUND                                   15
------------------------------------------------------
Investment Advisor................................  15
Portfolio Managers................................  15

FINANCIAL HIGHLIGHTS                                16
------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in global equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities. The Fund invests at least 25% of its total assets in the securities of utility companies and may invest up to 75% of the Fund's total assets in U.S. and foreign equity securities and investment-grade debt securities not issued by utility companies. The Fund's investment advisor intends to diversify the Fund's investments among a number of developed countries and market sectors and the Fund will have exposure to at least three countries, including the U.S.


At times, the Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


----
2

 The Fund


   UTILITY COMPANIES


    Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, such as telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet). The Fund may invest in companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.


UTILITY COMPANY SECURITIES are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



MARKET TIMERS. Because the Fund invests significantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value (NAV) on the next pricing day. Market timing activity may be disruptive to Fund management, and negatively impact the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.
    Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see "Your Account -- Sales Charges" below.)


    The Fund's return is compared to the Morgan Stanley Capital International World Index ND (MSCI Index), an unmanaged index that tracks the performance of global stocks. The Fund's return is also compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


 CALENDAR YEAR TOTAL RETURNS (CLASS A)

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   15.04%
1994   -6.85%
1995   18.05%
1996   12.69%
1997   22.46%
1998   17.44%
1999   26.87%
2000  -13.02%
2001  -22.19%
2002  -20.57%


For the period shown in the bar chart:              Best quarter: 4th quarter 1999, +25.44%
                                                    Worst quarter: 3rd quarter 2002, -14.48%


----
4

 The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                          INCEPTION DATE      1 YEAR         5 YEARS          10 YEARS

 Class A (%)                                  10/15/91
  Return Before Taxes                                             -25.14         -5.47                 2.80
  Return After Taxes on Distributions                             -25.14         -6.65                 1.11
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -15.43         -3.88                 2.02
-----------------------------------------------------------------------------------------------------------
 Class B (%)                                   3/27/95
  Return Before Taxes                                             -25.15         -5.37                 2.79(1)
  Return After Taxes on Distributions                             -25.15         -6.47                 1.25(1)
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -15.44         -3.73                 2.11(1)
-----------------------------------------------------------------------------------------------------------
 Class C (%)                                   3/27/95
  Return Before Taxes                                             -22.00         -5.09                 2.79(1)
  Return After Taxes on Distributions                             -22.00         -6.17                 1.24(1)
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -13.51         -3.52                 2.11(1)
-----------------------------------------------------------------------------------------------------------
MSCI Index (%)                                                    -19.89         -2.11                 6.26
-----------------------------------------------------------------------------------------------------------
S&P Utilities Index (%)                                           -29.99         -4.41                 3.42
-----------------------------------------------------------------------------------------------------------



(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on October 15, 1991, and Class B and Class C shares were initially offered on March 27, 1995.

YOUR EXPENSES

--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees, and administrative costs including pricing and custody services.

    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

    - Assumes Class B shares convert to Class A shares after eight years

                                                                            ----

 The Fund


 SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                    CLASS A         CLASS B     CLASS C

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                    5.75       0.00        0.00
-----------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                                 0.00       5.00        1.00
-----------------------------------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                                     (3)         (3)         (3)



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3)  There is a $7.50 charge for wiring sale proceeds to your bank.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                CLASS A     CLASS B     CLASS C

 Management fee(4) (%)                             0.65        0.65        0.65
---------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (%)         0.25        1.00        1.00
---------------------------------------------------------------------------------
 Other expenses (%)                                0.67        0.67        0.67
---------------------------------------------------------------------------------
 Total annual fund operating expenses (%)          1.57        2.32        2.32



(4)  The Fund pays a management fee of 0.40% and an administration fee of 0.25%.

 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS

 Class A                                                 $726   $1,042   $1,381    $2,335
------------------------------------------------------------------------------------------
 Class B:     did not sell your shares                   $235   $  724   $1,240    $2,468
              sold all your shares at the end of the
              period                                     $735   $1,024   $1,440    $2,468
------------------------------------------------------------------------------------------
 Class C:     did not sell your shares                   $235   $  724   $1,240    $2,656
              sold all your shares at the end of the
              period                                     $335   $  724   $1,240    $2,656


----
6

 YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


   INVESTMENT MINIMUMS

       Initial Investment...............................  $1,000
       Subsequent Investments...........................  $50
       Automatic Investment Plan*.......................  $50
       Retirement Plan*.................................  $25

      *    The initial investment minimum of $1,000 is waived on these plans.

    The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts, send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts, fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     of the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-422-3737 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic funds                 You may purchase shares of the Fund by
 transfer                            electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-422-3737. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic investment                You may make monthly or quarterly investments
 plan                                automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-422-3737. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-345-6611.


                                                                            ----

 Your Account


SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charges are waived, as described below and in the Statement of Additional Information.


   CHOOSING A SHARE CLASS


    The Fund offers three classes of shares in this prospectus --
    CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more can be made only in Class A or Class C shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.



CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 CLASS A SALES CHARGES


                                     AS A % OF THE PUBLIC  AS A % OF YOUR  % OF OFFERING PRICE RETAINED
AMOUNT INVESTED                         OFFERING PRICE       INVESTMENT        BY FINANCIAL ADVISOR

 Less than $50,000                               5.75             6.10                       5.00
-------------------------------------------------------------------------------------------------------
 $50,000 to less than $100,000                   4.50             4.71                       3.75
-------------------------------------------------------------------------------------------------------
 $100,000 to less than $250,000                  3.50             3.63                       2.75
-------------------------------------------------------------------------------------------------------
 $250,000 to less than $500,000                  2.50             2.56                       2.00
-------------------------------------------------------------------------------------------------------
 $500,000 or more                                2.00             2.04                       1.75



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


 PURCHASES OVER $1 MILLION


AMOUNT OF PURCHASE         COMMISSION %

 Less than $3 million            1.00
---------------------------------------
 $3 million to less than
 $5 million                      0.80
---------------------------------------
 $5 million to less than
 $25 million                     0.50
---------------------------------------
 $25 million or more             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


----
8

 Your Account


   UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


    Certain investments in Class B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                5.00
--------------------------------------------------------------
 Through second year                               4.00
--------------------------------------------------------------
 Through third year                                3.00
--------------------------------------------------------------
 Through fourth year                               3.00
--------------------------------------------------------------
 Through fifth year                                2.00
--------------------------------------------------------------
 Through sixth year                                1.00
--------------------------------------------------------------
 Longer than six years                             0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


                                                                            ----

 Your Account


PURCHASES OF $250,000 TO LESS THAN $500,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00
--------------------------------------------------------------
 Longer than three years                           0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the applicable discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period, but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

 CLASS C SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                1.00
--------------------------------------------------------------
 Longer than one year                              0.00

----
10

 Your Account


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


If you acquired Class A shares of the Fund by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into the same
                                     share class of another fund at no additional cost.
                                     To exchange by telephone, call 1-800-422-3737.
                                     Class A exchange privileges may be limited.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-422-3737, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction or
                                     stock power form along with any certificates to be
                                     sold to the address below. In your letter of
                                     instruction, note the Fund's name, share class,
                                     account number, and the dollar value or number of
                                     shares you wish to sell. All account owners must
                                     sign the letter, and signatures must be guaranteed
                                     by either a bank, a member firm of a national
                                     stock exchange or another eligible guarantor
                                     institution. Additional documentation is required
                                     for sales by corporations, agents, fiduciaries,
                                     surviving joint owners and individual retirement
                                     account owners. For details, call 1-800-345-6611.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. This feature is not available if you
                                     hold your shares in certificate form. All dividend
                                     and capital gains distributions must be
                                     reinvested. Be sure to complete the appropriate
                                     section of the account application for this
                                     feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.



DISTRIBUTION AND SERVICE FEES

--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A shares, Class B shares and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B shares and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.


----
12

 Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

 TYPES OF DISTRIBUTIONS

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


                                                                            ----

 Your Account


 DISTRIBUTION OPTIONS


 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may be subject to federal, state and local income taxes.


----
14

 MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, CA 94104, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of December 31, 2002, Newport and its affiliates managed over $145 billion in assets.


Newport's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Newport and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Newport is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.40% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

JAMES M. MCALEAR, a senior equity portfolio manager of Columbia Management, is a co-manager of the Fund. Mr. McAlear serves as lead manager on the international strategy and has managed Columbia International Stock Fund since 1992. Previously, he spent 20 years in London. Prior to joining Columbia, he was senior vice president and portfolio manager with American Express Financial Advisers, specializing in global portfolio management for institutional clients. In London, he also held various positions with Merrill Lynch Europe, most recently as executive director. Mr. McAlear earned his undergraduate degree from Boston College and his M.A. degree in economics from Michigan State University.



ERIK P. GUSTAFSON, senior vice president of Newport, and co-manager of the Fund. Mr. Gustafson also is a senior vice president of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Newport, which he joined in 1992. He manages Stein Roe's institutional equity accounts and is a portfolio manager of Liberty Growth Stock Fund, Liberty Global Young Investor Fund, Stein Roe Young Investor Fund and Liberty Growth Investor Fund. Mr. Gustafson earned a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


                                                                            ----

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 THE FUND


                                                    YEAR ENDED OCTOBER 31,
                                           2002     2001     2000     1999     1998
                                          Class A  Class A  Class A  Class A  Class A
                                          -------  -------  -------  -------  -------

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                   10.36    16.51    16.85    14.92     13.72
-------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.02     0.03     0.04     0.20(b)    0.24(b)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                 (2.26)   (4.04)    1.34     2.47      2.13
-------------------------------------------------------------------------------------
  Total from Investment Operations         (2.24)   (4.01)    1.38     2.67      2.37
-------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                --       --      (0.01)   (0.16)    (0.25)
  From net realized gains                   --      (2.12)   (1.71)   (0.58)    (0.92)
  In excess of net realized gains           --      (0.02)    --       --       --
-------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              --      (2.14)   (1.72)   (0.74)    (1.17)
-------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          8.12    10.36    16.51    16.85     14.92
-------------------------------------------------------------------------------------
 TOTAL RETURN (%)(c)                      (21.62)  (27.50)    7.89    18.31     18.09
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(d)                               1.57     1.39     1.23(e)   1.33(b)    1.30(b)
  Net investment income(d)                  0.17     0.26     0.20(e)   1.21(b)    1.58(b)
 Portfolio turnover rate (%)                  59       84       63       43        48(f)
 Net assets, end of period (000's) ($)    79,227   127,953  169,701  174,521  165,566



(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of its master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(f)  Portfolio turnover disclosed is for LFC Utilities Trust.



----
16

 Financial Highlights


 THE FUND


                                                    YEAR ENDED OCTOBER 31,
                                           2002     2001     2000     1999     1998
                                          Class B  Class B  Class B  Class B  Class B
                                          -------  -------  -------  -------  -------

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                   10.19    16.39    16.84    14.91    13.72
-------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)          (0.05)   (0.06)   (0.09)    0.07(b)   0.12(b)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                 (2.21)   (4.00)    1.33     2.48     2.13
-------------------------------------------------------------------------------------
  Total from Investment Operations         (2.26)   (4.06)    1.24     2.55     2.25
-------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                --       --      (0.01)   (0.04)   (0.14)
  From net realized gains                   --      (2.12)   (1.68)   (0.58)   (0.92)
  In excess of net realized gains           --      (0.02)    --       --       --
-------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              --      (2.14)   (1.69)   (0.62)   (1.06)
-------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          7.93    10.19    16.39    16.84    14.91
-------------------------------------------------------------------------------------
 TOTAL RETURN (%)(c)                      (22.18)  (28.08)    6.97    17.50    17.12
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(d)                               2.32     2.14     1.98(e)   2.08(b)   2.05(b)
  Net investment income (loss)(d)          (0.58)   (0.49)   (0.55)(e)   0.46(b)   0.83(b)
 Portfolio turnover rate (%)                  59       84       63       43       48(f)
 Net assets, end of period (000's) ($)    20,311   38,083   15,405    7,594    4,957



(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of its master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(f)  Portfolio turnover disclosed is for LFC Utilities Trust.



                                                                            ----

 Financial Highlights


 THE FUND


                                                    YEAR ENDED OCTOBER 31,
                                           2002     2001     2000     1999     1998
                                          Class C  Class C  Class C  Class C  Class C
                                          -------  -------  -------  -------  -------

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                   10.20    16.40    16.84    14.92    13.72
-------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)          (0.05)   (0.06)   (0.09)    0.07(b)   0.12(b)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                 (2.22)   (4.00)    1.34     2.47     2.14
-------------------------------------------------------------------------------------
  Total from Investment Operations         (2.27)   (4.06)    1.25     2.54     2.26
-------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net investment income                --       --      (0.01)   (0.04)   (0.14)
  From net realized gains                   --      (2.12)   (1.68)   (0.58)   (0.92)
  In excess of net realized gains           --      (0.02)    --       --       --
-------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              --      (2.14)   (1.69)   (0.62)   (1.06)
-------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          7.93    10.20    16.40    16.84    14.92
-------------------------------------------------------------------------------------
 TOTAL RETURN (%)(c)                      (22.25)  (28.06)    7.03    17.42    17.20
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)                               2.32     2.14     1.98(e)   2.08(b)   2.05(b)
  Net investment income (loss)(d)          (0.58)   (0.49)   (0.55)(e)   0.46(b)   0.83(b)
 Portfolio turnover rate (%)                  59       84       63       43       48(f)
 Net assets, end of period (000's) ($)     1,041    1,696    1,030    1,191      970



(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(f)  Portfolio turnover disclosed is for LFC Utilities Trust.



----
18

 NOTES

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                                                                              19

FOR MORE INFORMATION

--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-Mail address publicinfo@sec.gov or, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


-  Liberty Newport Global Equity Fund


--------------------------------------------------------------------------------

[LOGO]
LIBERTYFUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                733-01/988M-0203

-------------------------------------------------------------------------------
LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND PROSPECTUS, MARCH 1, 2003
-------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                      2
-------------------------------------------------------------------------------
Investment Goal ........................................................      2
Principal Investment Strategies ........................................      2
Principal Investment Risks .............................................      3
Performance History ....................................................      4
Your Expenses ..........................................................      6

YOUR ACCOUNT8
-------------------------------------------------------------------------------
How to Buy Shares ......................................................      8
Sales Charges ..........................................................      9
How to Exchange Shares .................................................     12
How to Sell Shares .....................................................     12
Fund Policy on Trading of Fund Shares ..................................     13
Distribution and Service Fees ..........................................     14
Other Information About Your Account ...................................     14


MANAGING THE FUND                                                            17
-------------------------------------------------------------------------------
Investment Advisor .....................................................     17
Portfolio Manager ......................................................     17

FINANCIAL HIGHLIGHTS                                                         18
-------------------------------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------

INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks the highest level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements backed by these obligations. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

-------------------------------------------------------------------------------
  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

  A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
-------------------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Class T expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the Lehman Brothers Intermediate Government/Credit Bond Index (Lehman Intermediate Index), an unmanaged index that tracks the performance of intermediate-term U.S. Government and corporate bonds. In addition, the Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)
-------------------------------------------------------------------------------


                1993                           5.58%
                1994                          -3.80%
                1995                          15.67%
                1996                           1.75%
                1997                           7.83%
                1998                           8.32%
                1999                          -1.95%
                2000                          11.43%
                2001                           7.44%
                2002                           8.71%

For period shown in bar chart:          Best quarter: 2nd quarter 1995, +5.34%
                                        Worst quarter: 1st quarter 1994, -2.90%

(1) The calendar year total returns shown for Class A shares include the returns of the Fund's Class T shares for periods prior to November 25, 2002, the date in which Class A shares were initially offered by the Fund. Class A shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
-------------------------------------------------------------------------------

                                              1 YEAR      5 YEARS      10 YEARS
Class A (%)
  Return Before Taxes                           3.54       5.65          5.43
  Return After Taxes on Distributions           3.54       5.65          5.40
  Return After Taxes on Distributions
    and Sale of Fund Shares                     3.92       5.55          5.39
-------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                           2.82       5.70          5.61
  Return After Taxes on Distributions           2.82       5.70          5.58
  Return After Taxes on Distributions
    and Sale of Fund Shares                     3.23       5.51          5.51
-------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                           6.87       6.03          5.62
  Return After Taxes on Distributions           6.87       6.03          5.58
  Return After Taxes on Distributions
    and Sale of Fund Shares                     5.74       5.77          5.51
-------------------------------------------------------------------------------
Lehman Intermediate Index (%)                   9.84       7.48          7.08
-------------------------------------------------------------------------------
Lehman Aggregate Index (%)                     10.25       7.55          7.51
-------------------------------------------------------------------------------

(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class A, B and C shares were initially offered by the Fund. The returns shown for Retail B shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Class A, Class B and Class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares.


YOUR EXPENSES
-------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  o $10,000 initial investment

  o 5% total return for each year

  o Fund operating expenses remain the same

  o Assumes reinvestment of all dividends and distributions

  o Assumes Class B shares convert to Class A shares after eight years
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------


                                                  CLASS A    CLASS B    CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)             4.75      0.00       0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
   redemptions (%) (as a percentage of the
   lesser of purchase price or redemption price)    1.00(4)   5.00       1.00
-------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)  (5)        (5)        (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------


                                                  CLASS A    CLASS B    CLASS C

Management fee(6) (%)                               0.75      0.75       0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.25      1.00       1.00(7)
--------------------------------------------------------------------------------
Other expenses(8) (%)                               0.26      0.36       0.36
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)         1.26      2.11       2.11(7)

(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. As a result, the management fee for each share class would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.06%, 1.91% and 1.76% (taking into account the 12b-1 fee waiver for Class C shares described in footnote 7), respectively. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(7) The Fund's distributor has voluntarily waived a portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.76% (taking into account the management fee waiver described in footnote 6). This arrangement may be modified or terminated by the distributor at any time.

(8) Other expenses have been restated to reflect current contractual arrangements.


-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------


CLASS                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS

Class A                                 $597       $856     $1,134      $1,925
-------------------------------------------------------------------------------
Class B: did not sell your shares       $214       $661     $1,134      $2,224
         sold all your shares at
         the end of the period          $714       $961     $1,334      $2,224
-------------------------------------------------------------------------------
Class C: did not sell your shares       $214       $661     $1,134      $2,441
         sold all your shares at
         the end of the period          $314       $661     $1,134      $2,441

-------------------------------------------------------------------------------
YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW TO BUY SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment .................................................   $1,000

  Subsequent Investments .............................................      $50

  Automatic Investment Plan* .........................................      $50

  Retirement Plan* ...................................................      $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS

Through your financial       Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                      receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts, fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
-------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


-------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers three classes of shares in this prospectus -- CLASS A, CLASS B AND CLASS C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

  The Fund also offers three additional classes of shares -- Class T, Class G and Class Z shares, exclusively to certain institutional and other investors through separate prospectuses.
-------------------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


-------------------------------------------------------------------------------
CLASS A SALES CHARGES
-------------------------------------------------------------------------------


                                                                  % OF OFFERING
                                   AS A % OF                          PRICE
                                   THE PUBLIC       AS A %         RETAINED BY
                                    OFFERING        OF YOUR         FINANCIAL
AMOUNT INVESTED                      PRICE        INVESTMENT         ADVISOR

Less than $50,000                     4.75           4.99             4.25
-------------------------------------------------------------------------------
$50,000 to less than $100,000         4.50           4.71             4.00
-------------------------------------------------------------------------------
$100,000 to less than $250,000        3.50           3.63             3.00
-------------------------------------------------------------------------------
$250,000 to less than $500,000        2.50           2.56             2.00
-------------------------------------------------------------------------------
$500,000 to less than $1,000,000      2.00           2.04             1.75
-------------------------------------------------------------------------------
$1,000,000 or more                    0.00           0.00             0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

-------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
-------------------------------------------------------------------------------


AMOUNT PURCHASED                                                   COMMISSION %

Less than $3 million                                                   1.00
-------------------------------------------------------------------------------
$3 million to less than $5 million                                     0.80
-------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
-------------------------------------------------------------------------------
$25 million or more                                                    0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


-------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

  Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
-------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    5.00
-------------------------------------------------------------------------------
Through second year                                                   4.00
-------------------------------------------------------------------------------
Through third year                                                    3.00
-------------------------------------------------------------------------------
Through fourth year                                                   3.00
-------------------------------------------------------------------------------
Through fifth year                                                    2.00
-------------------------------------------------------------------------------
Through sixth year                                                    1.00
-------------------------------------------------------------------------------
Longer than six years                                                 0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00
-------------------------------------------------------------------------------
Longer than three years                                               0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

-------------------------------------------------------------------------------
CLASS B SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00
Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

-------------------------------------------------------------------------------
CLASS C SALES CHARGES
-------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD

Through first year                                                    1.00
-------------------------------------------------------------------------------
Longer than one year                                                  0.00


HOW TO EXCHANGE SHARES
------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds
                             Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                     bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.

DISTRIBUTION AND SERVICE FEES
-------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share 12b-1 fee so that it does not exceed 0.85% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------


Dividends                  Represents interest and dividends earned from
                           securities held by the Fund, net of expenses
                           incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains              Represents net long-term capital gains on sales of
                           securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund
  -----------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  -----------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  -----------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

-------------------------------------------------------------------------------
MANAGING THE FUND
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.55% of average daily net assets of the Fund.


PORTFOLIO MANAGER
-------------------------------------------------------------------------------


MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares were first offered after October 31, 2002, information is shown for the Fund's Class T shares (formerly Retail A
Shares of the Galaxy Intermediate Government Income Fund prior to reorganization). Certain information reflects financial results for a single Class T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated
October 31, 2002. The information for the fiscal year ended October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

--------------------------------------------------------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED OCTOBER 31,
                                                                       2002          2001        2000         1999        1998
                                                                      Class T       Class T      Class T     Class T     Class T


NET ASSET VALUE -- BEGINNING OF PERIOD ($)                         10.72          9.95          9.86         10.50         10.18
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income(a)                                          0.46(d)(e)    0.54          0.55(d)       0.54          0.57
  Net realized and unrealized gain (loss) on investments            0.09(e)       0.77          0.11         (0.65)         0.34
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.55          1.31          0.66         (0.11)         0.91
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                                       (0.50)        (0.54)        (0.57)        (0.53)        (0.59)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.50)        (0.54)        (0.57)        (0.53)        (0.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                               10.77         10.72          9.95          9.86         10.50
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              5.32         13.52          7.01         (1.11)         9.22
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                         1.14          1.18          1.18          1.17          1.21
  Expenses (including reimbursement/waiver)                         0.94          0.98          0.97          0.97          1.01
  Net investment income (including reimbursement/waiver)            4.41(e)       5.22          5.63          5.28          5.49
Portfolio turnover rate (%)                                           99            86            99           184           205
Net assets, end of period (000's) ($)                             57,452        61,224        47,548        56,454        66,865

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.44(d), $0.52,
    $0.58(d), $0.52 and $0.55, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively.


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NOTES
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FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Intermediate Government Income Fund
  (formerly Galaxy Intermediate Government Income Fund)


-------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                               718-01/892M-0203

--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   6

YOUR ACCOUNT                                                                 8
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   8
Sales Charges ............................................................   9
How to Exchange Shares ...................................................  11
How to Sell Shares .......................................................  11
Fund Policy on Trading of Fund Shares ....................................  12
Distribution and Service Fees ............................................  12
Other Information About Your Account .....................................  13

--------------------------------------------------------------------------------

MANAGING THE FUND                                                           15
--------------------------------------------------------------------------------
Investment Advisor .......................................................  15
Portfolio Manager ........................................................  15

FINANCIAL HIGHLIGHTS                                                        16
--------------------------------------------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements backed by these obligations. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

--------------------------------------------------------------------------------
  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

  A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
--------------------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class T shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the Lehman Brothers Intermediate Government/ Credit Bond Index (Lehman Intermediate Index), an unmanaged index that tracks the performance of intermediate-term U.S. Government and corporate bonds. In addition, the Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------


                1993                           5.58%
                1994                          -3.80%
                1995                          15.67%
                1996                           1.75%
                1997                           7.83%
                1998                           8.32%
                1999                          -1.95%
                2000                          11.43%
                2001                           7.44%
                2002                           8.71%


For period shown in bar chart: Best quarter: 2nd quarter 1995, +5.34%
                               Worst quarter: 1st quarter 1994, -2.90%
--------------------------------------------------------------------------------

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the former Galaxy Intermediate Government Income Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------

                                        1 YEAR        5 YEARS      10 YEARS

Class T (%)
  Return Before Taxes                     3.54         5.65          5.43
  Return After Taxes on Distributions     3.54         5.65          5.40
  Return After Taxes on Distributions
    and Sale of Fund Shares               3.92         5.55          5.39
--------------------------------------------------------------------------------

Class G (%)
  Return Before Taxes                     2.89         5.55          5.62
  Return After Taxes on Distributions     2.89         5.55          5.58
  Return After Taxes on Distributions
    and Sale of Fund Shares               3.30         5.39          5.52
--------------------------------------------------------------------------------
Lehman Intermediate Index (%)             9.84         7.48          7.08
--------------------------------------------------------------------------------
Lehman Aggregate Index (%)               10.25         7.55          7.51
--------------------------------------------------------------------------------

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class T and G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on
    September 1, 1988. Class G shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
  o Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                          CLASS T      CLASS G

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                     4.75         0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase
  price or redemption price)                                1.00(4)      5.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)         (5)          (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                          CLASS T      CLASS G

Management fee(6) (%)                                       0.75         0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                   0.00         0.80(7)
--------------------------------------------------------------------------------
Other expenses(8) (%)                                       0.41(9)      0.36
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                 1.16         1.91

(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. As a result, the management fee for each share class would be 0.55% and total annual fund operating expenses for Class T and G shares would be 0.96% and 1.71%, respectively. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

(8) Other expenses have been restated to reflect current contractual arrangements.

(9) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                1 YEAR    3 YEARS    5 YEARS   10 YEARS

Class T                               $588     $  826     $1,083     $1,817
-------------------------------------------------------------------------------
Class G: did not sell your shares     $194     $  600     $1,032     $2,038
         sold all your shares at
           the end of the period      $694     $1,000     $1,332     $2,038

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ................................................... $1,000

  Subsequent Investments ...............................................    $50

  Automatic Investment Plan* ...........................................    $50

  Retirement Plan* .....................................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check (existing account)  For existing accounts, fill out and return the additional investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or
                             Class G shares you own in one fund for shares of the same class of the Fund at no additional cost.
                             There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

--------------------------------------------------------------------------------
CLASS T SALES CHARGES
--------------------------------------------------------------------------------


                                                                  % OF OFFERING
                                     AS A % OF                        PRICE
                                     THE PUBLIC      AS A %        RETAINED BY
                                      OFFERING       OF YOUR        FINANCIAL
AMOUNT INVESTED                        PRICE       INVESTMENT        ADVISOR


Less than $50,000                       4.75          4.99            4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000           4.50          4.71            4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000          3.50          3.63            3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000          2.50          2.56            2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.00          2.04            1.75
--------------------------------------------------------------------------------
$1,000,000 or more                      0.00          0.00            0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------


AMOUNT PURCHASED                                                COMMISSION %


Less than $3 million                                                1.00

--------------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
--------------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


  Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's public offering price. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


   CLASS G SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              5.00
--------------------------------------------------------------------------------
Through second year                                             4.00
--------------------------------------------------------------------------------
Through third year                                              4.00
--------------------------------------------------------------------------------
Through fourth year                                             4.00
--------------------------------------------------------------------------------
Through fifth year                                              3.00
--------------------------------------------------------------------------------
Through sixth year                                              2.00
--------------------------------------------------------------------------------
Through seventh year                                            1.00
--------------------------------------------------------------------------------
Longer than seven years                                         0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.


Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the former Galaxy Fund purchased or acquired prior to January 1, 2001.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class
B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually
                             4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details,
                             call 1-800-345-6611.

-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

-----------------------------------------------------------------------------------------------------------------------------------
By check writing             You may sell Class T shares by check writing. The check must be at least $500 and no more than
                             $100,000. You will continue to earn dividends on shares until the check is presented to the bank for payment. When the check is presented to the bank a sufficient number of full and fractional shares will be sold at the next determined net asset value to cover the amount of the check. Certificate shares may not be sold by check writing. Check writing is only available for Class T shares. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic funds          You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                     bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual service fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.80% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.15% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
  ------------------------------------------------------------------------------
Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund
  ------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):
  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.55% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of
Class T and Class G shares (formerly Retail A Shares and Retail B Shares, respectively, of the Galaxy Intermediate Government
Income Fund prior to reorganization). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002. The information for the fiscal year ended
October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

-----------------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                     2002          2001          2000         1999         1998

                                                                    Class T       Class T       Class T      Class T      Class T

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                           10.72          9.95          9.86         10.50       10.18
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                            0.46(d)(e)    0.54          0.55(d)       0.54        0.57
  Net realized and unrealized gain (loss) on investments              0.09(e)       0.77          0.11         (0.65)       0.34
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    0.55          1.31          0.66         (0.11)       0.91
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                         (0.50)        (0.54)        (0.57)        (0.53)      (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                       (0.50)        (0.54)        (0.57)        (0.53)      (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                 10.77         10.72          9.95          9.86       10.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                                5.32         13.52          7.01         (1.11)       9.22
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                           1.14          1.18          1.18          1.17        1.21
  Expenses (including reimbursement/waiver)                           0.94          0.98          0.97          0.97        1.01
  Net investment income (including reimbursement/waiver)              4.41(e)       5.22          5.63          5.28        5.49
Portfolio turnover rate (%)                                             99            86            99           184         205
Net assets, end of period (000's) ($)                               57,452        61,224        47,548        56,454      66,865

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.44(d), $0.52,
    $0.58(d), $0.52 and $0.55, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively.


-----------------------------------------------------------------------------------------------------------------------------------
THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                      2002              2001             2000           1999(A)
                                                                    Class G            Class G          Class G         Class G

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                           10.72               9.95             9.85            10.50
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                            0.38(e)(f)         0.46             0.48(e)          0.47
  Net realized and unrealized gain (loss) on investments              0.09(f)            0.77             0.11            (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    0.47               1.23             0.59            (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                         (0.42)             (0.46)           (0.49)           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                       (0.42)             (0.46)           (0.49)           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                 10.77              10.72             9.95             9.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                                4.52              12.64             6.22            (1.78)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                           1.91               1.98             2.09             2.14
  Expenses (including reimbursement/waiver)                           1.70               1.76             1.71             1.64
  Net investment income (including reimbursement/waiver)              3.65(f)            4.44             4.89             4.61
Portfolio turnover rate (%)                                             99                 86               99              184
Net assets at end of period (000's) ($)                              5,277              3,695            1,765            1,084

(a) The Fund began offering Class G shares on November 1, 1998.
(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, and 1999 was $0.36(e), $0.43(e), $0.35(e)
    and $0.42(e), respectively.
(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.
(e) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class G Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively.

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

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Intermediate Government Income Fund (formerly Galaxy Intermediate Government Income Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              718-01/893M-0203

--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   6

YOUR ACCOUNT                                                                 8
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   8
Eligible Investors .......................................................   9
Sales Charges ............................................................  10
How to Exchange Shares ...................................................  10
How to Sell Shares .......................................................  10
Fund Policy on Trading of Fund Shares ....................................  11
Other Information About Your Account .....................................  11


MANAGING THE FUND                                                           14
--------------------------------------------------------------------------------
Investment Advisor .......................................................  14
Portfolio Manager ........................................................  14

FINANCIAL HIGHLIGHTS                                                        15
--------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements backed by these obligations. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

--------------------------------------------------------------------------------
  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

  A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
--------------------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.

  The Fund's returns are compared to the Lehman Brothers Intermediate Government/ Credit Bond Index (Lehman Intermediate Index), an unmanaged index that tracks the performance of intermediate-term U.S. Government and corporate bonds. In addition, the Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged index made up of the Lehman Brothers Government / Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------


                1993                           5.58%
                1994                          -3.70%
                1995                          16.01%
                1996                           2.05%
                1997                           8.12%
                1998                           8.62%
                1999                          -1.72%
                2000                          11.74%
                2001                           7.74%
                2002                           8.98%

For period shown in bar chart:  Best quarter: 2nd quarter 1995, +5.43%
                                Worst quarter: 1st quarter 1994, -2.90%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the former Galaxy Intermediate Government Income Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------

                                         1 YEAR        5 YEARS     10 YEARS

Class Z (%)
  Return Before Taxes                     8.98          6.97         6.19
  Return After Taxes on Distributions     8.98          6.97         6.14
  Return After Taxes on Distributions
    and Sale of Fund Shares               7.46          6.71         6.07
--------------------------------------------------------------------------------
Lehman Intermediate Index (%)             9.84          7.48         7.08
--------------------------------------------------------------------------------
Lehman Aggregate Index (%)               10.25          7.55         7.51
--------------------------------------------------------------------------------

(2) The average annual total returns shown include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date which Class Z shares were initially offered by the Fund.

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     0.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                       (4)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee(5) (%)                                                     0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                 0.00
--------------------------------------------------------------------------------

Other expenses(6) (%)                                                     0.14
--------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                               0.89

(5) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.69%. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(6) Other expenses have been restated to reflect current contractual arrangements.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

       1 YEAR               3 YEARS            5 YEARS           10 YEARS


         $91                 $284               $493              $1,096

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


------------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
------------------------------------------------------------------------------------------------------------------------------------
METHOD                      INSTRUCTIONS

Through your                Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor           receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                            Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------
By check                    For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)               agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By check                    For existing accounts, fill out and return the additional investment stub included in your account
(existing account)          statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                 You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                            1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By wire                     You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds         You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                    your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic                   You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan             account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar            You may purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging              shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By dividend                 You may automatically invest dividends distributed by another fund into the same class of shares of
diversification             the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares;
  (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;

o any trustee or director (or family member) of any fund distributed by the distributor; and

o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


o clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


o any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker- dealer;

o investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

--------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers one class of shares in this prospectus -- CLASS Z.

  The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


------------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
------------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer               bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

   TYPES OF DISTRIBUTIONS


Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund

  ------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.55% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown is that of Class Z shares (formerly Trust Shares of the Galaxy Intermediate Government Income Fund prior to reorganization).
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002. The information for the fiscal year ended October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                      2002          2001          2000        1999        1998
                                                                     Class Z       Class Z       Class Z     Class Z     Class Z

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                            10.72          9.95          9.85        10.50       10.18
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                             0.49(b)(e)    0.57          0.58(b)      0.56        0.59
  Net realized and unrealized gain (loss) on investments               0.08(e)       0.77          0.11        (0.65)       0.35
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.57          1.34          0.69        (0.09)       0.94
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.52)        (0.57)        (0.59)       (0.56)      (0.62)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders ($):                   (0.52)        (0.57)        (0.59)       (0.56)      (0.62)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                  10.77         10.72          9.95         9.85       10.50
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                                 5.59         13.84          7.29        (0.86)       9.52
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                            0.89          0.90          0.90         0.92        0.93
  Expenses (including reimbursement/waiver)                            0.68          0.70          0.70         0.72        0.73
  Net investment income (including reimbursement/waiver)               4.67(e)       5.50          5.90         5.53        5.77
Portfolio turnover rate (%)                                              99            86            99          184         205
Net assets, end of period (000's) ($)                               480,375       497,790       451,501      234,880     239,763

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.47(b), $0.55,
    $0.40(b), $0.54 and $0.57, respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class Z Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively.


FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o  Liberty Intermediate Government Income Fund
   (formerly Galaxy Intermediate Government Income Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              718-01/891M-0203

-------------------------------------------------------------------------------
LIBERTY CORPORATE BOND FUND   PROSPECTUS, MARCH 1, 2003
-------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   5

YOUR ACCOUNT                                                                 7
------------------------------------------------------------------------------
How to Buy Shares ........................................................   7
Sales Charges ............................................................   8
How to Exchange Shares ...................................................  11
How to Sell Shares .......................................................  11
Fund Policy on Trading of Fund Shares ....................................  12
Distribution and Service Fees ............................................  13
Other Information About Your Account .....................................  13

MANAGING THE FUND                                                           16
------------------------------------------------------------------------------
Investment Advisor .......................................................  16
Portfolio Manager ........................................................  16

FINANCIAL HIGHLIGHTS                                                        17
------------------------------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the United States, by states or political subdivisions of the United States, or by foreign governments or political subdivisions. The Fund also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life-of-the-Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the Lehman Brothers Intermediate Government/ Credit Bond Index, an unmanaged index that tracks the performance of intermediate term U.S. Government and corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)
--------------------------------------------------------------------------------

                1995                          15.91%
                1996                           3.10%
                1997                           8.13%
                1998                           8.18%
                1999                          -1.83%
                2000                          10.11%
                2001                           8.08%
                2002                          10.45%


For period shown in bar chart:          Best quarter: 3rd quarter 2002, +5.66%
                                        Worst quarter: 1st quarter 1996, -1.50%

(1) The calendar year total returns for Class A shares include the returns of the Fund's Class Z shares for periods prior to November 25, 2002, the date in which Class A shares were initially offered by the Fund. Class A shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Class Z shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------

                                                                     LIFE OF
                                                1 YEAR    5 YEARS   THE FUND
Class A (%)
  Return Before Taxes                            5.18      5.86       7.01
  Return After Taxes on Distributions            3.12      3.53       4.49
  Return After Taxes on Distributions and
   Sale of Fund Shares                           3.11      3.48       4.34
-----------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                            5.34      6.57       7.65
  Return After Taxes on Distributions            3.21      4.19       5.12
  Return After Taxes on Distributions and
   Sale of Fund Shares                           3.21      4.04       4.88
-----------------------------------------------------------------------------

Class C (%)
  Return Before Taxes                            9.35      6.88       7.65
  Return After Taxes on Distributions            7.21      4.53       5.12
  Return After Taxes on Distributions and
   Sale of Fund Shares                           5.67      4.32       4.88
-----------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
  Credit Bond Index (%)                          9.84      7.48       8.01(3)
-----------------------------------------------------------------------------

(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class which shares were initially offered on December 12,
    1994) for periods prior to their inception. The average annual total returns for the Class Z shares include the returns for the Trust Shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class A, B and C shares were initially offered by the Fund. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.


(3) Performance information is from November 30, 1994.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
  o Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)          4.75        0.00        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%)
(as a percentage of the lesser of
  purchase price or redemption price)            1.00(5)     5.00        1.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
  if applicable)                                  (6)         (6)         (6)

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6) There is a $7.50 charge for wiring sale proceeds to your bank.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C
Management fee(7) (%)                            0.75        0.75        0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)        0.25        1.00        1.00(8)
--------------------------------------------------------------------------------
Other expenses(9) (%)                            0.16        0.16        0.16
--------------------------------------------------------------------------------
Total annual fund operating expenses(7)(%)       1.16        1.91        1.91(8)

(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. As a result, the management fee for each share class would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 0.96%, 1.71% and 1.56%, respectively, taking into account the 12b-1 fee waiver for Class C shares described in footnote 8. The Fund's advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the Fund's advisor at any time.

(8) The Fund's distributor has voluntarily waived a portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.56% taking into account the management fee waiver described in footnote 7. The Fund's distributor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the Fund's distributor at any time.

(9) Other expenses have been restated to reflect current contractual arrangements.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                               1 YEAR     3 YEARS      5 YEARS    10 YEARS

Class A:                             $588       $826        $1,083      $1,817
-------------------------------------------------------------------------------
Class B: did not sell your shares    $194       $600        $1,032      $2,038
         sold all your shares
         at the end of the period    $694       $900        $1,232      $2,038
-------------------------------------------------------------------------------
Class C: did not sell your shares    $194       $600        $1,032      $2,233
         sold all your shares at
         the end of the period       $294       $600        $1,032      $2,233

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ........................................ $1,000

  Subsequent Investments ....................................    $50

  Automatic Investment Plan* ................................    $50

  Retirement Plan* ..........................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your financial       Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                      receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts, fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares of the Fund for your account by exchanging $100 or more each month from
averaging                    another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


--------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers three classes of shares in this prospectus -- CLASS A, B AND
  C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

  The Fund also offers an additional class of shares -- Class Z shares, exclusively to certain institutional and other investors through a separate prospectus.
--------------------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------


                                                                   % OF OFFERING
                                     AS A % OF                         PRICE
                                     THE PUBLIC         AS A %      RETAINED BY
                                      OFFERING          OF YOUR      FINANCIAL
AMOUNT INVESTED                        PRICE          INVESTMENT      ADVISOR


Less than $50,000                       4.75             4.99          4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000           4.50             4.71          4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000          3.50             3.63          3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000          2.50             2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.00             2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                      0.00             0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

-------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
-------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %


Less than $3 million                                           1.00
-------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
-------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
-------------------------------------------------------------------------------
$25 million or more                                            0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


  Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              5.00
-------------------------------------------------------------------------------
Through second year                                             4.00
-------------------------------------------------------------------------------
Through third year                                              3.00
-------------------------------------------------------------------------------
Through fourth year                                             3.00
-------------------------------------------------------------------------------
Through fifth year                                              2.00
-------------------------------------------------------------------------------
Through sixth year                                              1.00
-------------------------------------------------------------------------------
Longer than six years                                           0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              3.00
--------------------------------------------------------------------------------
Through second year                                             2.00
--------------------------------------------------------------------------------
Through third year                                              1.00
--------------------------------------------------------------------------------
Longer than three years                                         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              3.00
--------------------------------------------------------------------------------
Through second year                                             2.00
--------------------------------------------------------------------------------
Through third year                                              1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor who does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

--------------------------------------------------------------------------------
CLASS C SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN SHARES
HOLDING PERIOD AFTER PURCHASE                                     ARE SOLD

Through first year                                                 1.00
--------------------------------------------------------------------------------
Longer than one year                                               0.00

HOW TO EXCHANGE SHARES

--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your financial       You may call your financial advisor to place your sell order. To receive the current trading day's
advisor                      price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds
                             Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------

By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic funds          You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                     bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares so that it does not exceed 0.85% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.
Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


  Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

  -----------------------------------------------------------------------------
  Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS


  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund

  ----------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ----------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ----------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.55% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


DAVID LINDSAY, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since it commenced operations in 1994. Mr. Lindsay has been with Fleet since 1986.

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares were first offered after October 31, 2002, information is shown for the Fund's Class Z shares (formerly Trust
Shares of the Galaxy Corporate Bond Fund prior to reorganization). Certain information reflects financial results for a single
Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002. The information for the fiscal year ended October 31, 1998, has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                                     2002          2001          2000        1999        1998
                                                                    Class Z       Class Z       Class Z      Class Z     Class Z
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                                10.92         10.14         10.22       10.90       10.63
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                              0.56(d)       0.60          0.61        0.59        0.62
  Net realized and unrealized gain (loss) on investments                0.12(d)       0.78         (0.05)      (0.68)       0.30
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.68          1.38          0.56       (0.09)       0.92
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                           (0.57)        (0.60)        (0.64)      (0.59)      (0.65)
  From net realized capital gains                                        --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                         (0.57)        (0.60)        (0.64)      (0.59)      (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                   11.03         10.92         10.14       10.22       10.90
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                                  6.49         13.99          5.69       (0.82)       8.96

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                             0.91          0.97          1.03        1.05        1.02
  Expenses (including reimbursement/waiver)                             0.71          0.77          0.83        0.85        0.82
  Net investment income (including reimbursement/waiver)                5.08(d)       5.70          6.01        5.62        5.80
Portfolio turnover rate (%)                                               33            79            75         206         155
Net assets, end of period (000's) ($)                                166,291       122,039        89,600      79,382      83,565

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 were $0.54, $0.58, $0.60, $0.57 and $0.60, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class Z Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.25)%, respectively.


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


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Corporate Bond Fund (formerly Galaxy Corporate Bond Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              815-01/894M-0203

--------------------------------------------------------------------------------
LIBERTY CORPORATE BOND FUND   PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   6

YOUR ACCOUNT                                                                 7
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   7
Eligible Investors .......................................................   8
Sales Charges ............................................................   9
How to Exchange Shares ...................................................   9
How to Sell Shares .......................................................   9
Fund Policy on Trading of Fund Shares ....................................  10
Other Information About Your Account .....................................  10

--------------------------------------------------------------------------------


MANAGING THE FUND                                                           13
--------------------------------------------------------------------------------
Investment Advisor .......................................................  13
Portfolio Manager ........................................................  13

FINANCIAL HIGHLIGHTS                                                        14
--------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the United States, by states or political subdivisions of the United States, or by foreign governments or political subdivisions. The Fund also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation, may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

  The Fund's returns are compared to the Lehman Brothers Intermediate Government/ Credit Bond Index, an unmanaged index that tracks the performance of intermediate term U.S. Government and corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------

                1995                          15.91%
                1996                           3.10%
                1997                           8.13%
                1998                           8.18%
                1999                          -1.83%
                2000                          10.11%
                2001                           8.08%
                2002                          10.45%


For period shown in bar chart:  Best quarter: 3rd quarter 2002, +5.66%
                                Worst quarter: 1st quarter 1996, -1.50%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------


                                                                    LIFE OF
                                           1 YEAR       5 YEARS     THE FUND

Class Z (%)
  Return Before Taxes                       10.45        6.90         7.66
  Return After Taxes on Distributions        8.27        4.54         5.13
Return After Taxes on Distributions
   and Sale of Fund Shares                   6.34        4.33         4.89
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/
   Credit Bond Index (%)                     9.84        7.48         8.01(3)
--------------------------------------------------------------------------------

(2) The average annual total returns shown include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class Z shares were initially offered by the Fund.
(3) Performance information is from November 30, 1994.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     0.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                       (5)

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee(6) (%)                                                     0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                 0.00
--------------------------------------------------------------------------------
Other expenses(7) (%)                                                     0.16
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                               0.91

(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.71%. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(7) Other expenses have been restated to reflect current contractual arrangements.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $93                  $290               $504              $1,120

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                     INSTRUCTIONS

Through your               Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor          receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                           Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                   For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)              agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                   For existing accounts, fill out and return the additional investment stub included in your account
(existing account)         statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                           1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                    You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds        You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                   your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                  You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan            account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar           You may purchase shares of the Fund for your account by exchanging $100 or more each month from
cost averaging             another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                You may automatically invest dividends distributed by another fund into the same class of shares of
diversification            the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares;
  (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;

o any trustee or director (or family member) of any fund distributed by the distributor; and

o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


o clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


o any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker- dealer;

o investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

--------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers one class of shares in this prospectus -- CLASS Z.


  The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                     INSTRUCTIONS

Through your               You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor          price, your financial advisor must receive your request prior to the close of regular trading on the
                           NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone               You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                           day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                    You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                           Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                    You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By systematic              You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan            quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                           $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic              You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer             bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


  Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
  ------------------------------------------------------------------------------
  Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS


  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund
  ------------------------------------------------------------------------------

  Reinvest all distributions in shares of another fund
  ------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.55% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


DAVID LINDSAY, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since it commenced operations in 1994. Mr. Lindsay has been with Fleet since 1986.

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown is that of Class Z shares (formerly Trust Shares of the Galaxy Corporate Bond Fund prior to reorganization). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young
LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated
October 31, 2002. The information for the fiscal year ended October 31, 1998, has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                    2002         2001          2000         1999        1998
                                                                  Class Z       Class Z       Class Z      Class Z     Class Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                         10.92         10.14         10.22         10.90       10.63
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.56(d)       0.60          0.61          0.59        0.62
  Net realized and unrealized gain (loss) on investments            0.12(d)       0.78         (0.05)        (0.68)       0.30
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.68          1.38          0.56         (0.09)       0.92
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.57)        (0.60)        (0.64)        (0.59)      (0.65)
  From net realized capital gains                                     --            --            --            --          --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders:                    (0.57)        (0.60)        (0.64)        (0.59)      (0.65)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                               11.03         10.92         10.14         10.22       10.90
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              6.49         13.99          5.69         (0.82)       8.96
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                         0.91          0.97          1.03          1.05        1.02
  Expenses (including reimbursement/waiver)                         0.71          0.77          0.83          0.85        0.82
  Net investment income (including reimbursement/waiver)            5.08(d)       5.70          6.01          5.62        5.80
Portfolio turnover rate (%)                                           33            79            75           206         155
Net assets, end of period (000's) ($)                            166,291       122,039        89,600        79,382      83,565

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 were $0.54, $0.58, $0.60, $0.57 and $0.60, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class Z Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.25)%, respectively.


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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Corporate Bond Fund (formerly Galaxy Corporate Bond Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              815-01/896M-0203

--------------------------------------------------------------------------------
LIBERTY QUALITY PLUS BOND FUND   PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   7

YOUR ACCOUNT                                                                 9
------------------------------------------------------------------------------
How to Buy Shares ........................................................   9
Sales Charges ............................................................  10
How to Exchange Shares ...................................................  14
How to Sell Shares .......................................................  14
Fund Policy on Trading of Fund Shares ....................................  15
Distribution and Service Fees ............................................  15
Other Information About Your Account .....................................  16

MANAGING THE FUND                                                           19
------------------------------------------------------------------------------
Investment Advisor .......................................................  19
Portfolio Manager ........................................................  19

FINANCIAL HIGHLIGHTS                                                        20
------------------------------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Substantially all of the Fund's investments (under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes) will be debt obligations of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. The Fund expects that under normal circumstances at least 50% of its net assets plus any borrowings for investment purposes will be invested in high quality debt obligations that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income invesments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see "Your Account -- Sales Charges" below).

  The Fund's returns are compared to the Lehman Brothers Government / Credit Bond Index (the Lehman Index), an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)
--------------------------------------------------------------------------------

                1993                          12.81%
                1994                          -6.51%
                1995                          21.20%
                1996                           1.37%
                1997                           9.11%
                1998                           9.24%
                1999                          -4.11%
                2000                          12.57%
                2001                           7.30%
                2002                          10.28%


For period shown in bar chart: Best quarter: 2nd quarter 1995, +7.54%
                               Worst quarter: 1st quarter 1994, -3.85%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the former Galaxy Quality Plus Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the former Galaxy Fund for periods prior to the inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------

                                        1 YEAR         5 YEARS       10 YEARS

Class A (%)
  Return Before Taxes                     5.06          5.85           6.51
  Return After Taxes on Distributions     3.12          3.62           4.07
  Return After Taxes on Distributions
    and Sale of Fund Shares               3.04          3.54           3.97
--------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                     4.46          5.94           6.71
  Return After Taxes on Distributions     2.74          3.92           4.38
  Return After Taxes on Distributions
    and Sale of Fund Shares               2.69          3.74           4.22
--------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                     8.46          6.20           6.59
  Return After Taxes on Distributions     6.74          4.23           4.31
  Return After Taxes on Distributions
    and Sale of Fund Shares               5.14          3.98           4.14
--------------------------------------------------------------------------------
Lehman Index (%)                         11.04          7.62           7.61
--------------------------------------------------------------------------------

(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class A, B and C shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares for periods prior to the date of this prospectus include the returns of Retail B Shares of the fromer Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. Class C shares were initially offered on November 25, 2002.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  o $10,000 initial investment

  o 5% total return for each year

  o Fund operating expenses remain the same

  o Assumes reinvestment of all dividends and distributions

  o Assumes Class B shares convert to Class A shares after eight years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           4.75        0.00       0.00
--------------------------------------------------------------------------------

Maximum deferred sales charge (load)
 on redemptions (%)
(as a percentage of the lesser of purchase
  price or redemption price)                      1.00(4)     5.00       1.00
--------------------------------------------------------------------------------

Redemption fee (%)
(as a percentage of amount redeemed,
  if applicable)                                    (5)         (5)         (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C

Management fee(6) (%)                             0.75        0.75       0.75
--------------------------------------------------------------------------------

Distribution and service (12b-1) fees (%)                                 1.00
                                                  0.25        1.00        (7)
--------------------------------------------------------------------------------

Other expenses(8) (%)                             0.28(6)     0.19       0.19
--------------------------------------------------------------------------------

Total annual fund operating expenses(6) (%)                               1.94
                                                  1.28        1.94        (7)

(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class and the Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses) for Class A shares. As a result, the management fee for each share class would be 0.53%, other expenses for Class A shares would be 0.27% and total annual fund operating expenses for Class A, B and C shares would be 1.05%, 1.72% and 1.57%, respectively (taking into account the 12b-1 fee waiver for Class C shares described in footnote 7). The advisor and the Fund's transfer agent have agreed to maintain these waivers until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor and/or the Fund's transfer agent at any time.

(7) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.57%, including the management fee waiver described in footnote 6. This arrangement may be modified or terminated by the distributorat any time.

(8) Other expenses have been restated to reflect current contractual arrangements.

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                1 YEAR   3 YEARS   5 YEARS    10 YEARS

Class A                               $599     $862     $1,144      $1,947
--------------------------------------------------------------------------------

Class B: did not sell your shares     $197     $609     $1,047      $2,093
         sold all your shares at
           the end of the period      $697     $909     $1,247      $2,093
--------------------------------------------------------------------------------

Class C: did not sell your shares     $197     $609     $1,047      $2,264
         sold all your shares at
           the end of the period      $297     $609     $1,047      $2,264

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ................................................ $1,000

  Subsequent Investments ............................................    $50

  Automatic Investment Plan* ........................................    $50

  Retirement Plan* ..................................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
------------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts, fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                             1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


--------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers three classes of shares in this prospectus -- CLASS A, B AND
  C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

  The Fund also offers three additional classes of shares -- Class T, G and Z shares, exclusively to certain institutional and other investors through separate prospectuses.
--------------------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.


--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------


                                                                   % OF OFFERING
                                    AS A % OF                          PRICE
                                    THE PUBLIC         AS A %       RETAINED BY
                                     OFFERING          OF YOUR       FINANCIAL
AMOUNT INVESTED                       PRICE          INVESTMENT       ADVISOR


Less than $50,000                      4.75             4.99           4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000          4.50             4.71           4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000         3.50             3.63           3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000         2.50             2.56           2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.00             2.04           1.75
--------------------------------------------------------------------------------
$1,000,000 or more                     0.00             0.00           0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------


AMOUNT PURCHASED                                          COMMISSION %

Less than $3 million                                          1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                            0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                           0.50
--------------------------------------------------------------------------------
$25 million or more                                           0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


  Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              5.00
--------------------------------------------------------------------------------
Through second year                                             4.00
--------------------------------------------------------------------------------
Through third year                                              3.00
--------------------------------------------------------------------------------
Through fourth year                                             3.00
--------------------------------------------------------------------------------
Through fifth year                                              2.00
--------------------------------------------------------------------------------
Through sixth year                                              1.00
--------------------------------------------------------------------------------
Longer than six years                                           0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor who participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.


PURCHASES OF $250,000 TO LESS THAN $500,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              3.00
--------------------------------------------------------------------------------
Through second year                                             2.00
--------------------------------------------------------------------------------
Through third year                                              1.00
--------------------------------------------------------------------------------
Longer than three years                                         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              3.00
--------------------------------------------------------------------------------
Through second year                                             2.00
--------------------------------------------------------------------------------
Through third year                                              1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor who does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see Appendix III of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

--------------------------------------------------------------------------------
CLASS C SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              1.00
--------------------------------------------------------------------------------
Longer than one year                                            0.00


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds
                             Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details,
                             call 1-800-345-6611.

-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------

By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic funds          You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                     bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share 12b-1 fee so that it does not exceed 0.85% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends       Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

--------------------------------------------------------------------------------
Capital gains   Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund
  ------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):


  o send the check to your address of record

  o send the check to a third party address

  o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.


--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.53% of average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Information shown is that of Class A and Class
B shares (formerly Prime A Shares and Prime B Shares, respectively, of the Galaxy Quality Plus Bond Fund prior to reorganization).
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002.  You can request a free annual report by calling 1-800-426-3750.

----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED OCTOBER 31,
                                                                        2002             2001            2000           1999(A)
                                                                      Class A           Class A         Class A         Class A
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                                11.23             10.35            10.25           11.20
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(d)                                              0.54(e)           0.57             0.57            0.60
  Net realized and unrealized gain (loss) on investments                0.07(e)           0.89             0.12           (0.89)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.61              1.46             0.69           (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                           (0.55)            (0.58)           (0.59)          (0.57)
  From net realized capital gains                                        --                --               --            (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                         (0.55)            (0.58)           (0.59)          (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                   11.29             11.23            10.35           10.25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                                  5.64             14.48             7.00           (2.68)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                             1.28              1.33             1.52            1.52
  Expenses (including reimbursement/waiver)                             0.89              0.95             1.05            0.96
  Net investment income (including reimbursement/waiver)                4.79(e)           5.33             5.74            5.35
Portfolio turnover rate (%)                                               75               131              104             226
Net assets, end of period (000's) ($)                                     59                38               34              16

(a) The Fund began offering Class A shares on November 1, 1998.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.50, $0.53, $0.52 and $0.54,
    respectively.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class A shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and (0.15)%, respectively.


----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                       2002             2001             2000           1999(A)
                                                                      Class B          Class B          Class B         Class B
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                             11.23             10.35            10.24           11.20

-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(d)                                              0.44(e)           0.49             0.51            0.49
  Net realized and unrealized gain (loss) on investments                0.08(e)           0.89             0.12           (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.52              1.38             0.63           (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                           (0.46)            (0.50)           (0.52)          (0.49)
  From net realized capital gains                                         --                --               --           (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                         (0.46)            (0.50)           (0.52)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                   11.29             11.23            10.35           10.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                                  4.86             13.65             6.41           (3.46)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                             1.94              1.96             2.00            2.07
  Expenses (including reimbursement/waiver)                             1.64              1.68             1.71            1.71
  Net investment income (including reimbursement/waiver)                4.04(e)           4.60             5.07            4.60
Portfolio turnover rate (%)                                               75               131              104             226
Net assets, end of period (000's) ($)                                    268               290              262             323

(a) The Fund began offering Class B shares on November 1, 1998.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.40, $0.46, $0.48 and $0.45,
    respectively.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class B shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively.

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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Quality Plus Bond Fund (formerly Galaxy Quality Plus Bond Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              164-01/902M-0203

--------------------------------------------------------------------------------
LIBERTY QUALITY PLUS BOND FUND    PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   6

YOUR ACCOUNT                                                                 8
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   8
Sales Charges ............................................................   9
How to Exchange Shares ...................................................  11
How to Sell Shares .......................................................  11
Fund Policy on Trading of Fund Shares ....................................  12
Distribution and Service Fees ............................................  12
Other Information About Your Account .....................................  13

--------------------------------------------------------------------------------

MANAGING THE FUND                                                           15
--------------------------------------------------------------------------------
Investment Advisor .......................................................  15
Portfolio Manager ........................................................  15

FINANCIAL HIGHLIGHTS 16
--------------------------------------------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Substantially all of the Fund's investments (under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes) will be debt obligations of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. The Fund expects that under normal circumstances at least 50% of its net assets plus any borrowings for investment purposes will be invested in high quality debt obligations that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income invesments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

  The Fund's returns are compared to the Lehman Brothers Government / Credit Bond Index (the Lehman Index), an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------


                1993                          12.81%
                1994                          -6.51%
                1995                          21.20%
                1996                           1.37%
                1997                           9.11%
                1998                           9.27%
                1999                          -4.13%
                2000                          12.62%
                2001                           7.27%
                2002                          10.28%

For period shown in bar chart:  Best quarter: 2nd quarter 1995, +7.54%
                                Worst quarter: 1st quarter 1994, -3.85%

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Quality Plus Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------


                                        1 YEAR         5 YEARS         10 YEARS

Class T (%)
  Return Before Taxes                    5.06            5.85            6.52
  Return After Taxes on Distributions    3.11            3.62            4.07
  Return After Taxes on Distributions
    and Sale of Fund Shares              3.04            3.54            3.97
--------------------------------------------------------------------------------

Class G (%)
  Return Before Taxes                    4.51            5.73            6.59
  Return After Taxes on Distributions    2.77            3.72            4.31
  Return After Taxes on Distributions
    and Sale of Fund Shares              2.72            3.57            4.14
--------------------------------------------------------------------------------
Lehman Index (%)                        11.04            7.62            7.61
--------------------------------------------------------------------------------

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G Shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class T and G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (March 4, 1996). Retail A Shares of the former Galaxy Fund were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor. ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services. EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
  o Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                          CLASS T      CLASS G


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                     4.75         0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
   redemption price)                                        1.00(4)      5.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)           (5)          (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                          CLASS T      CLASS G


Management fee(6) (%)                                       0.75         0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                   0.00         0.80(7)
--------------------------------------------------------------------------------
Other expenses(8) (%)                                       0.41(9)      0.28
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                 1.16         1.83

(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. As a result, the management fee for each share class would be 0.53% and total annual fund operating expenses for Class T and G shares would be 0.94% and 1.61%, respectively. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.
(8) Other expenses have been restated to reflect current contractual arrangements.
(9) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS


Class T                                      $588     $826   $1,083    $1,817
--------------------------------------------------------------------------------
Class G: did not sell your shares            $186     $576   $  990    $1,972
         sold all your shares at the end
           of the period                     $686     $976   $1,290    $1,972

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ................................................... $1,000
  Subsequent Investments ...............................................    $50
  Automatic Investment Plan* ...........................................    $50
  Retirement Plan* .....................................................    $25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
------------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts, fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or
                             Class G shares you own in one fund for shares of the same class of the Fund at no additional cost.
                             There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You may purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

------------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.


--------------------------------------------------------------------------------
CLASS T SALES CHARGES
--------------------------------------------------------------------------------


                                                                % OF OFFERING
                                     AS A % OF                      PRICE
                                     THE PUBLIC      AS A %      RETAINED BY
                                      OFFERING       OF YOUR      FINANCIAL
AMOUNT INVESTED                        PRICE       INVESTMENT      ADVISOR


Less than $50,000                       4.75          4.99          4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000           4.50          4.71          4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000          3.50          3.63          3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000          2.50          2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.00          2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                      0.00          0.00          0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------


AMOUNT PURCHASED                               COMMISSION %

Less than $3 million                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                 0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                0.50
--------------------------------------------------------------------------------
$25 million or more                                0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


  Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


--------------------------------------------------------------------------------
CLASS G SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              5.00
--------------------------------------------------------------------------------
Through second year                                             4.00
--------------------------------------------------------------------------------
Through third year                                              4.00
--------------------------------------------------------------------------------
Through fourth year                                             4.00
--------------------------------------------------------------------------------
Through fifth year                                              3.00
--------------------------------------------------------------------------------
Through sixth year                                              2.00
--------------------------------------------------------------------------------
Through seventh year                                            1.00
--------------------------------------------------------------------------------
Longer than seven years                                         0.00

Commission to financial advisors is 4.00%.


Class G shares will automatically convert to Class T shares eight years after purchase. Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the former Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                     INSTRUCTIONS

Through your               You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor          price, your financial advisor must receive your request prior to the close of regular trading on the
                           NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone               You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                           day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call
                           1-800-345-6611.

-----------------------------------------------------------------------------------------------------------------------------------
By mail                    You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                           For details, call 1-800-345-6611.

                           Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------

By wire                    You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal   You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                       quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                           $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic funds        You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                   bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual service fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.80% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than a total of 0.15% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account --
Sales Charges" for the conversion schedule applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED   The price of each class of the
Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading
(typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends       Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains   Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS


  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund
  ------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ----------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ----------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):
  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid toFleet by the Fund amounted to 0.53% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.


----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of
Class T and Class G shares (formerly Retail A Shares and Retail B Shares, respectively, of the Galaxy Quality Plus Bond Fund prior to reorganization). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after
October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002. The information for the fiscal year ended
October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                                    2002         2001         2000         1999         1998
                                                                   Class T      Class T      Class T      Class T      Class T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                          11.23        10.35        10.25        11.20        10.70
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                           0.52(d)      0.57         0.59         0.57         0.58
  Net realized and unrealized gain (loss) on investments             0.08(d)      0.89         0.11        (0.86)        0.50
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.60         1.46         0.70        (0.29)        1.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.54)       (0.58)       (0.60)       (0.57)       (0.58)
  From net realized capital gains                                     --           --           --         (0.09)         --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                      (0.54)       (0.58)       (0.60)       (0.66)       (0.58)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                11.29        11.23        10.35        10.25        11.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                               5.63        14.45         7.04        (2.66)       10.35
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                          1.13         1.18         1.23         1.20         1.20
  Expenses (including reimbursement/waiver)                          0.91         0.98         1.01         0.99         1.00
  Net investment income (including reimbursement/waiver)             4.77(d)      5.30         5.76         5.32         5.30
Portfolio turnover rate (%)                                            75          131          104          226          253
Net assets, end of period (000's) ($)                              44,409       48,276       33,429       42,906       45,879

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.50, $0.55, $0.56,
    $0.55 and $0.56, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively.


----------------------------------------------------------------------------------------------------------------------------------
THE FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                    2002         2001         2000         1999         1998
                                                                   Class G      Class G      Class G      Class G      Class G

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                          11.23        10.35        10.25        11.20        10.70
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                           0.45(d)      0.51         0.52         0.50         0.51
  Net realized and unrealized gain (loss) on investments             0.08(d)      0.88         0.11        (0.86)        0.51
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.53         1.39         0.63        (0.36)        1.02
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.47)       (0.51)       (0.53)       (0.50)       (0.52)
  From net realized capital gains                                      --           --           --        (0.09)          --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                      (0.47)       (0.51)       (0.53)       (0.59)       (0.52)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                11.29        11.23        10.35        10.25        11.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                               4.90        13.70         6.37        (3.25)        9.73
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver                           1.83         1.84         1.91         1.88         1.81
  Expenses (including reimbursement/waiver)                          1.60         1.64         1.65         1.59         1.61
  Net investment income (including reimbursement/waiver)             4.08(d)      4.64         5.13         4.72         4.69
Portfolio turnover rate (%)                                            75          131          104          226          253
Net assets, end of period (000's) ($)                              13,981       14,246        5,775        6,550        5,420

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999, and 1998 was $0.43, $0.49, $0.50,
    $0.47 and $0.49, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class G shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively.


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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Quality Plus Bond Fund (formerly Galaxy Quality Plus Bond Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              164-01/901M-0203

--------------------------------------------------------------------------------
LIBERTY QUALITY PLUS BOND FUND  PROSPECTUS, MARCH 1, 2003
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................   2
Principal Investment Strategies ..........................................   2
Principal Investment Risks ...............................................   3
Performance History ......................................................   4
Your Expenses ............................................................   6

YOUR ACCOUNT                                                                 7
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   7
Eligible Investors .......................................................   8
Sales Charges ............................................................   9
How to Exchange Shares ...................................................   9
How to Sell Shares .......................................................   9
Fund Policy on Trading of Fund Shares ....................................  10
Other Information About Your Account .....................................  10

MANAGING THE FUND                                                           13
--------------------------------------------------------------------------------
Investment Advisor .......................................................  13
Portfolio Manager ........................................................  13

FINANCIAL HIGHLIGHTS                                                        14
--------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Substantially all of the Fund's investments (under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes) will be debt obligations of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. The Fund expects that under normal circumstances at least 50% of its net assets plus any borrowings for investment purposes will be invested in high quality debt obligations that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Derivatives are subject to special risks. The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately large impact on the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.

  The Fund's returns are compared to the Lehman Brothers Government / Credit Bond Index (the Lehman Index), an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------

                1993                          12.81%
                1994                          -6.43%
                1995                          21.41%
                1996                           1.59%
                1997                           9.23%
                1998                           9.41%
                1999                          -3.99%
                2000                          12.88%
                2001                           7.53%
                2002                          10.51%


For period shown in bar chart:  Best quarter: 2nd quarter 1995, +7.59%
                                Worst quarter: 1st quarter 1994, -3.85%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the former Galaxy Quality Plus Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------


                                          1 YEAR        5 YEARS      10 YEARS

Class Z (%)
  Return Before Taxes                     10.51          7.10          7.20
  Return After Taxes on Distributions      8.38          4.76          4.67
  Return After Taxes on Distributions
    and Sale of Fund Shares                6.38          4.51          4.50
--------------------------------------------------------------------------------
Lehman Index (%)                          11.04          7.62          7.61
--------------------------------------------------------------------------------

(2) The average annual total returns shown include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which Class Z shares were initially offered by the Fund.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

   SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     0.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                       (4)


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee(5) (%)                                                     0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                 0.00
--------------------------------------------------------------------------------

Other expenses(6) (%)                                                     0.16
--------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                               0.91

(5) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.53% and total annual fund operating expenses would be 0.69%. The advisor has agreed to maintain this waiver until November 25, 2003, one year from the date of the acquisition of the former Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(6) Other expenses have been restated to reflect current contractual arrangements.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

              1 YEAR           3 YEARS              5 YEARS         10 YEARS


                $93              $290                 $504           $1,120

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                             Your financial advisor may charge you fees for executing the purchase for you.

-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts, send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------

By check                     For existing accounts, fill out and return the additional investment stub included in your account
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-338-2550.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares of the Fund by electronically transferring money from your bank account to
transfer                     your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar             You may purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging               shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares;
  (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;

o any trustee or director (or family member) of any fund distributed by the distributor; and


o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment


o clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


o any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker- dealer;

o investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

--------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS

  The Fund offers one class of shares in this prospectus -- CLASS Z.


  The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
--------------------------------------------------------------------------------


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor must receive your request prior to the close of regular trading on the
                             NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-
                             day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

------------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------

By electronic funds          You may sell shares of the Fund and request that the proceeds be electronically transferred to your
transfer                     bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


  Reinvest all distributions in additional shares of your current fund

  ------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
  ------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
  ------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  o send the check to your address of record
  o send the check to a third party address
  o transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to foreign, federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

Fleet's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Fleet and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Fleet is a registered investment advisor.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.53% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------


MARIE M. SCHOFIELD, CFA, a senior vice president of Fleet, is the manager for the Fund and has managed the Fund since December 1996. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown is that of Class Z shares (formerly Trust Shares of the Galaxy Trust Shares of the Galaxy Quality Plus Bond Fund prior to reorganization). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after
October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated October 31, 2002. The information for the fiscal year ended
October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

------------------------------------------------------------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               2002             2001          2000         1999           1998
                                                              Class Z          Class Z       Class Z      Class Z        Class Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     11.23            10.35         10.25         11.20         10.70
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
  Net investment income(a)                                      0.55(d)          0.60          0.61          0.58          0.59
  Net realized and unrealized gain (loss) on investments        0.08(d)          0.88          0.11         (0.86)         0.50
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.63             1.48          0.72         (0.28)         1.09
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.57)           (0.60)        (0.62)        (0.58)        (0.59)
  From net realized capital gains                                 --               --            --         (0.09)           --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders:            (0.57)           (0.60)        (0.62)        (0.67)        (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           11.29            11.23         10.35         10.25         11.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          5.86            14.73          7.27         (2.52)        10.50
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.91             0.94          0.99          1.04          1.07
  Expenses (including reimbursement/waiver)                     0.69             0.73          0.78          0.84          0.87
  Net investment income (including reimbursement/waiver)        4.99(d)          5.55          5.99          5.46          5.43
Portfolio turnover rate (%)                                       75              131           104           226           253
Net assets, end of period (000's) ($)                        888,792          831,727       558,789       237,772       217,143

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.53, $0.58, $0.59, $0.56
    and $0.56, respectively.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class Z shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively.

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
FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III: 811-881


o Liberty Quality Plus Bond Fund (formerly Galaxy Quality Plus Bond Fund)


------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


                                                              164-01/900M-0203

                         LIBERTY CONTRARIAN INCOME FUND
                                   (the Fund)

                       A Series of Liberty Funds Trust III

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of the Fund. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2003 and the Fund's most recent Annual Report dated October 31, 2002. This SAI should be read together with a Prospectus. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Auditors appearing in the Fund's October 31, 2002 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.





TABLE OF CONTENTS

        PART 1                                                        PAGE
        ------                                                        ----
        Definitions                                                     b
        Organization and History                                        b
        Investment Goal and Policies                                    c
        Fundamental Investment Policies                                 c
        Other Investment Policies                                       c
        Portfolio Turnover                                              c
        Fund Charges and Expenses                                       d
        Investment Performance                                          m
        Custodian of the Fund                                           n
        Independent Auditors/Accountants of the Fund                    n

        PART 2

        Miscellaneous Investment Practices                               1
        Taxes                                                           11
        Management of the Fund                                          13
        Determination of Net Asset Value                                23
        How to Buy Shares                                               24
        Special Purchase Programs/Investor Services                     24
        Programs for Reducing or Eliminating Sales Charges              25
        How to Sell Shares                                              27
        Distributions                                                   29
        How to Exchange Shares                                          29
        Suspension of Redemptions                                       30
        Shareholder Liability                                           30
        Shareholder Meetings                                            30
        Performance Measures                                            30
        Appendix I                                                      32
        Appendix II                                                     36

                                     PART 1
                         LIBERTY CONTRARIAN INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003

DEFINITIONS

   "Trust"          Liberty Funds Trust III
   "Fund"           Liberty Contrarian Income Fund
   "Advisor"        Crabbe Huson Group, Inc., the Fund's investment advisor
   "Administrator"  Colonial Management Associates, Inc., the Fund's
                    administrator
   "LFD"            Liberty Funds Distributor, Inc., the Fund's distributor
   "LFS"            Liberty Funds Services, Inc., the Fund's shareholder
                    services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1986. The Fund, an open-end management investment company that is a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on January 31, 1989.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


Effective April 1, 1999, the Trust changed its name from Colonial Trust III to its current name. Effective October 19, 1998, Crabbe Huson Income Fund's name was changed to Crabbe Huson Contrarian Income Fund. Effective July 14, 2000, Crabbe Huson Contrarian Income Fund changed its name to Liberty Contrarian Income Fund.

The Fund is the successor to the corresponding series of the former Crabbe Huson Funds, a Delaware business trust organized in 1995. On September 30, 1998, the shareholders of the Fund's predecessor series approved an Agreement and Plan of Reorganization pursuant to which such predecessor series was reorganized as a separate series of the Trust. At the closing of the reorganization, shareholders of the corresponding predecessor series received Class A shares for their shares or those designated as "Primary Class," or Class I shares for those designated as "Institutional Class," of the successor series equal in net asset value to the shares of the predecessor series they held. See Part 2 of this SAI for more information.


                                       b

INVESTMENT GOAL AND POLICIES
The Fund's Prospectuses describe its investment goal and investment policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are utilized by the Fund:


       Foreign Securities                         Money Market Instruments
       Repurchase Agreements                      Securities Loans
       Participation Interests                    Forward Commitments
       Futures Contracts and Related Options      Options on Securities
       Small Companies                            Rule 144A Securities
       Lower Rated Debt Securities                Foreign Currency Transactions
       Mortgage-Backed Securities                 Other Investment Companies


Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.


The Fund may:


1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that a Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;


2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;


3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of the Fund's assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

OTHER INVESTMENT POLICIES


As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities; and

2.    Invest more than 15% of its net assets in illiquid securities.


Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

                                       c

FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a fee for its services that accrues daily and is payable monthly. Fees are based on a percentage of the average daily net assets of the Fund, as set forth below (subject to reductions that the Advisor may agree to periodically):



NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100 million                                          0.80%
Next $400 million                                           0.65%
Amounts over $500 million                                   0.55%



The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-     an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

      [(number of stand-alone funds and master funds for which State Street] provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)


The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus


- A transaction fee of $1.40 per transaction occurring in the Fund's accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

                                       d

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                        YEAR ENDED OCTOBER 31
                                                     2002        2001       2000
                                                     ----        ----       ----
Management fee                                        $209        $92         $61
Administration fee                                      14          6           4
Pricing and bookkeeping fee                             18         22          27
Shareholder servicing and transfer agent fee:
  Class A                                               60         28          13
  Class B (a)                                           31          9         ---
  Class C (a)                                           11          3         ---
  Class Z (d)                                          (b)          2         ---
  Class I (c)                                          (b)        (b)         (b)
12b-1 fees:
  Service fee (Class A)                                 41         20           9
  Service fee (Class B)                                 21          7         (b)
  Service fee (Class C)                                  8          2         (b)
  Distribution fee (Class B)                            64         20           1
  Distribution fee (Class C)                            23          7         (b)
Fees and expenses waived or borne by the Advisor:
  Class A                                             (175)      (127)       (125)
  Class B                                              (91)       (41)        ---
  Class C                                              (32)       (14)        ---
  Class I                                               (1)        (2)         (2)
  Class Z                                              (b)        (11)        ---



(a)  Class B and Class C shares were initially offered on September 15, 1999.
(b)  Rounds to less than one.
(c)  Class I shares were initially offered on October 19, 1998..
(d)  Class Z shares were initially offered on September 15, 1999.

Additionally, the Advisor received a fee for certain shareholder liaison services it provided to the Fund, including responding to shareholder inquiries, providing information on shareholder investments and performing certain clerical tasks. In each of the last three years, for such services, the Advisor has been paid by the Fund an aggregate of $100,000 per year. The Fund paid its pro rata share of such fee based upon its net asset value.

BROKERAGE COMMISSIONS
In addition to placing the Fund's brokerage business with firms that provide research and market and statistical services to the Advisor, the Fund's brokerage business may also be placed with firms that agree to pay a portion of certain Fund expenses, consistent with achieving the best price and execution. For each of the past three fiscal years ended October 31, the Fund paid no brokerage commissions.


                                       e

TRUSTEES AND TRUSTEES' FEES
The Advisor or its affiliates pay the compensation of all officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor.
For the fiscal year ended October 31, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as
Trustees:



                                                     TOTAL COMPENSATION FROM FUND
                           PENSION OR RETIREMENT     AND THE FUND COMPLEX PAID TO    AGGREGATE COMPENSATION FROM THE
                            BENEFITS ACCRUED AS     TRUSTEES FOR THE CALENDAR YEAR   FUND FOR THE FISCAL YEAR ENDED
TRUSTEE                   PART OF FUND EXPENSES(E)    ENDED DECEMBER 31, 2002(F)             OCTOBER 31, 2002
-------                   -----------------------     --------------------------             ----------------
John A. Bacon(g)                    N/A                            N/A                               N/A
Robert J. Birnbaum                  N/A                        $24,806                               N/A
Tom Bleasdale(g)                    N/A                         51,500                               N/A
William W. Boyd(g)                  N/A                            N/A                               N/A
Lora S. Collins(g)                  N/A                         96,000                               N/A
James E. Grinnell(g)                N/A                         24,806                               N/A
Douglas A. Hacker                   N/A                         98,000                              $414
Janet Langford Kelly                N/A                         97,000                               410
Richard W. Lowry                    N/A                        124,806                               423
Salvatore Macera                    N/A                         98,000                               414
William E. Mayer                    N/A                        127,806                               435
James L. Moody, Jr.(g)              N/A                         91,000                               N/A
Charles R. Nelson                   N/A                         98,000                               414
John J. Neuhauser                   N/A                        124,974                               420
Joseph R. Palombo(h)                N/A                            N/A                               N/A
Thomas Stitzel                      N/A                         98,000                               414
Thomas C. Theobald                  N/A                        102,000                               431
Anne-Lee Verville                   N/A                        102,000 (i)                           431(i)



(e) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(f) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(g) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and
      $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age
      72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(h) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.

(i) During the fiscal year ended October 31, 2002, Ms. Verville deferred $246 of her compensation from the Fund, and in the calendar year ended December 31, 2002 deferred $51,000 of her compensation, pursuant to the deferred compensation plan.


                                    f

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE


Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.


GOVERNANCE COMMITTEE


Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilties and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.


ADVISORY FEES & EXPENSES COMMITTEE


Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees & Expenses Committee convened six times.


TRADING OVERSIGHT COMMITTEE


Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.


                                     g

SHARE OWNERSHIP


      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.



                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY       SECURITIES OWNED IN ALL FUNDS OVERSEEN BY
        NAME OF TRUSTEE            SECURITIES OWNED IN THE FUNDS      TRUSTEE IN THE LIBERTY FUNDS COMPLEX
        ---------------            -----------------------------      ------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               $0                              Over $100,000
Janet Langford Kelly                            $0                              Over $100,000
Richard W. Lowry (j)                            $0                              Over $100,000
Salvatore Macera                                $0                              $50,001 - $100,000
Charles R. Nelson                               $0                              Over $100,000
John J. Neuhauser (j)                           $0                              Over $100,000
Thomas E. Stitzel                               $0                              $50,001 - $100,000
Thomas C. Theobald                              $0                              Over $100,000
Anne-Lee Verville                               $0                              $0 *

INTERESTED TRUSTEES
William E. Mayer (j)                            $0                              $50,001 - $100,000
Joseph R. Palombo                               $0                              $1 - $10,000



(j) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

 * Because Ms. Verville's share ownership in the Liberty Funds Complex is through her deferred compensation plan, her ownership is not required to be disclosed.


                                       h

OWNERSHIP OF THE FUNDS


The following information is as of January 31, 2003 and reflects the ownership of 5% or more of one or more classes of the Funds's outstanding shares:


CLASS A SHARES:
---------------
CHARLES SCHWAB & CO INC.                         21.35%
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122


CLASS C SHARES:
---------------

MERRILL LYNCH PIERCE FENNER & SMITH              25.04%
FOR THE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

CLASS I SHARES:
---------------
FIM FUNDING, INC.                               100.00%
C/O LIBERTY FUNDS GROUP
MAIL STOP: MA DE 11513G
ONE FINANCIAL CENTER, 13TH FL
BOSTON, MA 02111-2621

CLASS Z SHARES:
---------------
JAMES P. BUCKLEY                                 10.87%
4755 BELMONT PLACE
DAYTON, OH 45424-3675

COLUMBIA TRUST COMPANY IRA                        5.74%
JAMES P. BUCKLEY
4755 BELMONT PLACE
DAYTON, OH 45424-3675

COLUMBIA TRUST COMPANY IRA                        5.56%
ELIZABETH ANN DEACON
510 W. BURNING TREE
ARLINGTON HEIGHTS, IL 60004-2033

J. HOWARD MCGRATH &                              13.13%
KAY M. MCGRATH
P.O. BOX 4411
SUNRIVER, OR 97707-1411

COLUMBIA TRUST COMPANY IRA                        19.80%
DONNA M. PORTIN
878 SE WENDY LANE
GRESHAM, OR 97080-1817

DAVID B. MCAULEY &                                 9.04%
PEGGY B. MCAULEY JTWROS
20123 NE 39TH STREET
REDMOND, WA 98074-4308

VICKY PASTRANA CUST                                5.35%
AUDIE SETH PASTRANA
UNIFORM TRANSFERS TO MINORS ACT - CA
3059 FAIRFIELD AVENUE
PALMDALE, CA 93550-7906

VICKY PASTRANA CUST                                6.86%
MICAH PASTRANA
UNIFORM TRANSFERS TO MINORS ACT - CA
3059 FAIRFIELD AVENUE
PALMDALE, CA 93550-7906



The trustees and officers of the Fund owned in the aggregate less than 1% of the Fund's outstanding shares on January 31, 2003. Certain officers and directors of the Administrator also serve as officers of the Trust.

On January 31, 2003, there were the following number of shareholders of record:



             CLASS A         CLASS B       CLASS C      CLASS I         CLASS Z
             -------         -------       -------      -------         -------
                832           1,379          198            1              18


SALES CHARGES (dollars in thousands)

Class A Shares  - Year ended October 31, 2002

Aggregate initial sales charges
  on Fund share sales                         $369
Initial sales charges retained by LFD           24
Aggregate contingent deferred sales
  charges (CDSC) on Fund
  redemptions retained by LFD                  (k)

Class B Shares - Year ended October 31, 2002

Aggregate CDSC on Fund
  redemptions retained by LFD                    0

Class C Shares - Year ended October 31, 2002

Aggregate CDSC on Fund
  redemptions retained by LFD                    3


(k)  Rounds to less than one.

                                j

12B-1 PLAN, CDSC AND CONVERSION OF SHARES


The Fund offers multiple classes of shares, including Class A, Class B, Class C, Class I and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each of the Class A, Class B and Class C shares of the Fund. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of net assets attributed to the Class A, Class B and Class C shares and a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit shareholders of each class of the Fund. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class I and Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus for Class A, B and C shares.

No CDSC will be imposed on distributions or on amounts that represent an increase in the value of the shareholder's account resulting from capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


A certain number of years, depending upon the program under which the shares are purchased, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended October 31, 2002, were:



                                                       CLASS A SHARES
Fees to FSFs                                                $48
Allocated cost of sales material
  relating to the Fund (including printing,
  mailing and  promotional expenses)                         37
Allocated travel, entertainment and other
  promotional expenses                                       39


                                        k

                                                       CLASS B SHARES
Fees to FSFs                                               $209
Allocated cost of sales material
  relating to the Fund (including printing,
  mailing andpromotional expenses)                           11
Allocated travel, entertainment and other
   promotional expenses                                      11

                                                       CLASS C SHARES
Fees to FSFs                                               $ 15
Allocated cost of sales material
  relating to the Fund (including printing,
  mailing and promotional expenses)                           3
Allocated travel, entertainment and other
  promotional expenses                                        3



INVESTMENT PERFORMANCE

Class A shares were formerly designated as the "Primary Class" and Class I shares were formerly designated as the "Institutional Class."

The average annual total returns for the Fund's shares for the year ending October 31, 2002 are presented below. Performance results reflect any voluntary fee waiver or expense reimbursement by the Advisor or its affiliates of Fund expenses. Absent these waivers and/or reimbursements, performance results would have been lower:

The Fund's yields for the month ended October 31, 2002 were:



  CLASS A SHARES      CLASS B SHARES        CLASS C SHARES          CLASS I SHARES       CLASS Z SHARES
  --------------      --------------        --------------          --------------       --------------
       2.76%               2.15%                 2.16%                   3.32%                3.13%





                                                                  CLASS A SHARES

                                                1 YEAR               5 YEARS              10 YEARS
                                                ------               -------              --------
With sales charge of 4.75%                        0.57%                6.31%                 6.30%
Return after taxes on distributions              (1.43)                3.72                  3.69
Return after taxes on distributions
   and sale of fund shares                        0.33                 3.74                  3.72
Without sales charge                              5.59                 7.35                  6.82
Return after taxes on distributions               3.48                 4.73                  4.20
Return after taxes on distributions
   and sale of fund shares                        3.41                 4.59                  4.15


                                                l

                                                                 CLASS B SHARES

                                                1 YEAR               5 YEARS              10 YEARS
                                                ------               -------              --------
With applicable CDSC                             (0.25)%               6.52%                 6.56%
Return after taxes on distributions              (2.02)                4.16                  4.08
Return after taxes on distributions
   and sale of fund shares                       (0.16)                4.04                  4.02
Without CDSC                                      4.75                 6.83                  6.56
Return after taxes on distributions               2.98                 4.49                  4.08
Return after taxes on distributions
   and sale of fund shares                        2.91                 4.32                  4.02

                                                                  CLASS C SHARES


                                                1 YEAR               5 YEARS              10 YEARS
                                                ------               -------              --------
With applicable CDSC                              3.77%                6.87%                 6.58%
Return after taxes on distributions              (1.99)                4.50                  4.08
Return after taxes on distributions
   and sale of sund shares                        2.30                 4.33                  4.03
Without CDSC                                      4.77                 6.87                  6.58
Return after taxes on distributions               2.99                 4.50                  4.08
Return after taxes on distributions
   and sale of fund shares                        2.91                 4.33                  4.03




                                                                  CLASS I SHARES


                                                1 YEAR               5 YEARS              10 YEARS
                                                ------               -------              --------
                                                   5.96%                7.70%                 7.00%
Return after taxes on distributions                3.67                 4.88                  4.27
Return after taxes on distributions
   and sale of fund shares                         3.63                 4.76                  4.24

                                                                  CLASS Z SHARES
                                                1 YEAR               5 YEARS              10 YEARS
                                                ------               -------              --------
                                                  5.80%                7.42%                 6.86%
Return after taxes on distributions               3.58                 4.71                  4.18
Return after taxes on distributions
   and sale of fund shares                        3.53                 4.59                  4.15


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN OF THE FUND
State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

                                        m

INDEPENDENT AUDITORS/ACCOUNTANTS OF THE FUND
Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, are the Fund's independent auditors, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For periods prior to October 31, 1999, other independent accountants served as the Fund's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP, independent auditors, for the years ended October 31, 2002, 2001, 2000 and 1999, and other independent accountants, for the periods prior to the year ended October 31, 1999, given on the authority of said firms as experts in accounting and auditing.


                                       n


                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to the funds advised by the Advisor or the Administrator. "Fund" includes Liberty Contrarian Income Fund , a series of Liberty Funds Trust III and may include other funds advised by the Administrator. In certain cases, the discussion applies to some but not all of the funds, and you should refer to the Fund's Prospectuses and to Part 1 of its Statement of Additional Information ("SAI") to determine whether the matter is applicable to the Fund. You may also be referred to Part 1 for certain data applicable to the Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING
In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES
A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES
Lower-rated debt securities are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES
The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES
The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)
The fund may invest in zero coupon securities which are securities issued at a significant discount from face value and pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to additional volatility risk than fixed rate debt securities.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER IS a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at

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the time of purchase) issued by businesses to finance long-term needs.
PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

SECURITIES LOANS
The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)
The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES
The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES
WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. TheFfund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

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PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS
Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

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A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

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To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

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OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("EURO"). The EURO is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS
The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS
When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES
In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

FEDERAL TAXES. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.


A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993 with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more thanone year. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code (including a holding period requirement imposed pursuant to the 1997 Act), as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS
The Advisor is the investment advisor to Liberty Contrarian Income Fund. The Advisor is a wholly owned subsidiary of Columbia Management Group, inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation and Fleet National Bank is located at 100 Federal Street, Boston, MA 02110. Columbia Management Group, Inc. is located at One Financial Center, Boston, MA 02111-2621.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.


                                                                                                     NUMBER OF
                                                 YEAR                                                POSITIONS
                                                 FIRST                                                IN FUND
                                               ELECTED OR                                             COMPLEX
                                 POSITION      APPOINTED                                             OVERSEEN          OTHER
      NAME, ADDRESS             WITH LIBERTY       TO              PRINCIPAL OCCUPATION(S)              BY         DIRECTORSHIPS
         AND AGE                   FUNDS        OFFICE(1)           DURING PAST FIVE YEARS            TRUSTEE          HELD
      -------------             ------------   ----------    ------------------------------------     -------      -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)        Trustee         1996       Executive Vice President - Strategy         94            None
P.O. Box 66100                                               of United Airlines (airline)
Chicago, IL 60666                                            since December, 2002 (formerly
                                                             President of UAL Loyalty Services
                                                             (airline) from September, 2001 to
                                                             December, 2002; Executive Vice
                                                             President and Chief Financial
                                                             Officer of United Airlines from
                                                             March, 1993 to September, 2001 of
                                                             United Airlines; Senior Vice
                                                             President and Chief Financial
                                                             Officer of UAL, Inc. prior thereto).


Janet Langford Kelly (Age 45)     Trustee         1996       Executive Vice President-Corporate          94            None
One Kellogg Square                                           Development and Administration,
Battle Creek, MI 49016                                       General Counsel and Secretary,
                                                             Kellogg Company (food manufacturer),
                                                             since September, 1999; Senior
                                                             Vice President, Secretary and
                                                             General Counsel, Sara Lee
                                                             Corporation (branded, packaged,
                                                             consumer-products manufacturer)
                                                             from January, 1995 to September, 1999.

Richard W. Lowry (Age 65)         Trustee         1995       Private Investor since August,              94(4)         None
10701 Charleston Drive                                       1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                         Executive Officer, U.S. Plywood
                                                             Corporation (building products
                                                             manufacturer)).


                                                                                                     NUMBER OF
                                                 YEAR                                                POSITIONS
                                                 FIRST                                                IN FUND
                                               ELECTED OR                                             COMPLEX
                                 POSITION      APPOINTED                                             OVERSEEN          OTHER
      NAME, ADDRESS             WITH LIBERTY       TO              PRINCIPAL OCCUPATION(S)              BY         DIRECTORSHIPS
         AND AGE                   FUNDS        OFFICE(1)           DURING PAST FIVE YEARS            TRUSTEE          HELD
      -------------             ------------   ----------    ------------------------------------     -------      -------------
DISINTERESTED TRUSTEES
Salvatore Macera (Age 71)         Trustee         1998       Private Investor since 1981                 94            None
26 Little Neck Lane                                          (formerly Executive Vice President
New Seabury, MA  02649                                       and Director of Itek Corporation
                                                             (electronics) from 1975 to 1981).


Charles R. Nelson (Age 60)        Trustee         1981       Professor of Economics, University         109(2)         None
Department of Economics                                      of Washington, since January
University of Washington                                     1976; Ford and Louisa Van
Seattle, WA 98195                                            Voorhis Professor of Political
                                                             Economy, University of Washington,
                                                             since September 1993; Director,
                                                             Institute for Economic Research,
                                                             University of Washington, since
                                                             September 2001; Adjunct Professor
                                                             of Statistics, University of
                                                             Washington, since September 1980;
                                                             Associate Editor, Journal of Money
                                                             Credit and Banking, since
                                                             September, 1993;Trustee of the
                                                             Columbia Funds since July, 2002;
                                                             consultant on econometric and
                                                             statistical matters.


John J. Neuhauser (Age 59)        Trustee         1985       Academic Vice President and Dean            94(4)       Saucony, Inc.
84 College Road                                              of Faculties since August, 1999,                        (athletic
Chestnut Hill, MA 02467-3838                                 Boston College (formerly Dean,                          footwear);
                                                             Boston College School of Management                     SkillSoft
                                                             from September, 1977 to September,                         Corp.
                                                             1999).                                                  (E-Learning)

Thomas E. Stitzel (Age 67)        Trustee         1998       Business Consultant since 1999              94          None
2208 Tawny Woods Place                                       (formerly Professor of Finance
Boise, ID  83706                                             from 1975 to 1999 and Dean from
                                                             1977 to 1991, College of Business,
                                                             Boise State University);
                                                             Chartered Financial Analyst.

                                                                                                     NUMBER OF
                                                 YEAR                                                POSITIONS
                                                 FIRST                                                IN FUND
                                               ELECTED OR                                             COMPLEX
                                 POSITION      APPOINTED                                             OVERSEEN          OTHER
      NAME, ADDRESS             WITH LIBERTY       TO              PRINCIPAL OCCUPATION(S)              BY         DIRECTORSHIPS
         AND AGE                   FUNDS        OFFICE(1)           DURING PAST FIVE YEARS            TRUSTEE          HELD
      -------------             ------------   ----------    ------------------------------------     -------      -------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 65)       Trustee         1996       Managing Director, William Blair            94            Anixter
27 West Monroe Street, Suite 3500                            Capital Partners (private equity                       International
Chicago, IL 60606                                            investing) since September, 1994                      (network support
                                                             (formerly Chief Executive Officer                        equipment
                                                             and Chairman of the Board of                            distributor),
                                                             Directors, Continental Bank                              Jones Lang
                                                             Corporation prior thereto).                               LaSalle
                                                                                                                     (real estate
                                                                                                                      management
                                                                                                                     services) and
                                                                                                                       MONY Group
                                                                                                                         (life
                                                                                                                       insurance).



Anne-Lee Verville (Age 57)        Trustee         1998       Author and speaker on                       94          Chairman of
359 Stickney Hill Road                                       educational systems needs                               the Board of
Hopkinton, NH  03229                                         (formerly General Manager,                               Directors,
                                                             Global Education Industry                               Enesco Group,
                                                             from 1994 to 1997, and                                      Inc.
                                                             President, Applications                                  (designer,
                                                             Solutions Division from                                  importer and
                                                             1991 to 1994, IBM                                         distributor
                                                             Corporation (global education                             of giftware
                                                             and global applications)).                                    and
                                                                                                                     collectibles).


                                                                                                     NUMBER OF
                                                 YEAR                                                POSITIONS
                                                 FIRST                                                IN FUND
                                               ELECTED OR                                             COMPLEX
                                 POSITION      APPOINTED                                             OVERSEEN          OTHER
      NAME, ADDRESS             WITH LIBERTY       TO              PRINCIPAL OCCUPATION(S)              BY         DIRECTORSHIPS
         AND AGE                   FUNDS        OFFICE(1)           DURING PAST FIVE YEARS            TRUSTEE          HELD
      -------------             ------------   ----------    ------------------------------------     -------      -------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)      Trustee         1994       Managing Partner, Park Avenue              94(4)            Lee
399 Park Avenue                                              Equity Partners (private equity)                          Enterprises
Suite 3204                                                   since February, 1999                                       (print
New York, NY 10022                                           (formerly Founding Partner,                               media), WR
                                                             Development Capital LLC from                             Hambrecht +
                                                             November 1996 to February, 1999;                              Co.
                                                             Dean and Professor, College of                            (financial
                                                             Business and Management, University                         service
                                                             of Maryland from October, 1992                              provider)
                                                             to November, 1996).                                        and First
                                                                                                                          Health
                                                                                                                      (healthcare).






Joseph R. Palombo(3) (Age 50)     Trustee,        2000       Chief Operating Officer of                 94            None
One Financial Center            and Chairman                 Columbia Management Group,
Boston, MA 02111                   of the                    Inc. (Columbia Management
                                   Board                     Group) since November, 2001;
                                    and                      formerly Chief Operations
                                 President                   Officer of Mutual Funds,
                                                             Liberty Financial Companies,
                                                             Inc. from August, 2000 to
                                                             November, 2001; Executive
                                                             Vice President of Stein Roe
                                                             & Farnham Incorporated
                                                             (Stein Roe) since April,
                                                             1999; Executive Vice President
                                                             and Director of the Advisor
                                                             since April, 1999;Director
                                                             of Stein Roe since September,
                                                             2000; President of Liberty
                                                             Funds and Stein Roe Funds
                                                             since February, 2003;
                                                             Trustee and Chairman of the
                                                             Board of the Stein Roe
                                                             Funds since October, 2000;
                                                             Manager of Stein Roe Floating
                                                             Rate Limited Liability
                                                             Company since October, 2000
                                                             (formerly Vice President
                                                             of the Liberty Funds from
                                                             April, 1999 to August, 2000;
                                                             Chief Operating Officer and
                                                             Chief Compliance Officer,
                                                             Putnam Mutual Funds from
                                                             December, 1993 to March, 1999).

(1) In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.
(2) In addition to serving as a disinterested trustee of the Liberty funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.
(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.
(4) In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.


                                                                   YEAR
                                                                   FIRST
                                                                 ELECTED OR
                                             POSITION            APPOINTED
      NAME, ADDRESS                        WITH LIBERTY              TO              PRINCIPAL OCCUPATION(S)
         AND AGE                              FUNDS                OFFICE            DURING PAST FIVE YEARS
      -------------                        ------------          ----------    ------------------------------------
OFFICERS
Vicki L. Benjamin (Age 41)               Chief Accounting           2001       Controller of the Liberty Funds,
One Financial Center                        Officer and                        Stein Roe Funds and Liberty All-Star
Boston, MA 02111                             Controller                        Funds since May, 2002; Chief
                                                                               Accounting Officer of the
                                                                               Liberty Funds, Stein Roe Funds
                                                                               and Liberty All-Star Funds since
                                                                               June, 2001; Controller and
                                                                               Chief Accounting Officer of the
                                                                               Galaxy Funds since September,
                                                                               2002 (formerly Vice President,
                                                                               Corporate Audit, State Street
                                                                               Bank and Trust Company from May,
                                                                               1998 to April, 2001; Audit
                                                                               Manager from July, 1994
                                                                               to June, 1997; Senior Audit
                                                                               Manager from July, 1997 to May,
                                                                               1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)                Treasurer              2000       Treasurer of the Liberty Funds
One Financial Center                                                           and of the Liberty All-Star
Boston, MA 02111                                                               Funds since December, 2000
                                                                               (formerly Controller of the
                                                                               Liberty Funds and of the
                                                                               Liberty All-Star Funds from
                                                                               February, 1998 to October,
                                                                               2000); Treasurer of the
                                                                               Stein Roe Funds since February,
                                                                               2001 (formerly Controller
                                                                               from May, 2000 to February,
                                                                               2001); Treasurer of the
                                                                               Galaxy Funds since September,
                                                                               2002; (formerly Vice President
                                                                               of the Advisor from February,
                                                                               1998 to October, 2000)
                                                                               (formerly Senior Tax Manager,
                                                                               Coopers & Lybrand, LLP from
                                                                               April, 1996 to January, 1998).


                                                                   YEAR
                                                                   FIRST
                                                                 ELECTED OR
                                             POSITION            APPOINTED
      NAME, ADDRESS                        WITH LIBERTY              TO              PRINCIPAL OCCUPATION(S)
         AND AGE                              FUNDS                OFFICE            DURING PAST FIVE YEARS
      -------------                        ------------          ----------    ------------------------------------
OFFICERS
Jean S. Loewenberg (Age 57)                  Secretary              2002       Secretary of the Liberty Funds,
One Financial Center                                                           Stein Roe Funds and of the Liberty
Boston, MA 02111                                                               All-Star Funds since February,
                                                                               2002; General Counsel of
                                                                               Columbia Management Group since
                                                                               December, 2001; Senior Vice
                                                                               President since November, 1996
                                                                               and Assistant General Counsel
                                                                               since September, 2002 of Fleet
                                                                               National Bank (formerly Senior
                                                                               Vice President and Group Senior
                                                                               Counsel of Fleet National
                                                                               Bank from November, 1996 to
                                                                               September, 2002).

TRUSTEE POSITIONS

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment goals and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investmentgoal, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectuses. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectuses.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The business address of the officers of each fund is One Financial Center, Boston, MA 02111-2621.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint board meeting. Committee chairs receive an annual retainer of $5,000 and Committee Chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor has rendered investment advisory services to investment company, institutional or other clients since 1980. The Advisor currently serves as investment advisor for 1 open-end management investment company portfolio. Trustees and officers of the Trust, who are also officers of the Administrator or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish the Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, the Fund pays a monthly fee based on the average of the daily closing value of the total net assets of the Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Administrator pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor or the Administrator including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

The Advisor may delegate certain or its administrative duties to the Administrator.

THE PRICING AND BOOKKEEPING AGREEMENT
The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with the Fund, the Advisor/Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    An annual flate fee of $10,000, paid monthly; and

- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

          [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS
INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and to other institutional, corporate, fiduciary and individual clients. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor or the Administrator. The Fund and clients advised by the Advisor or the funds administered by the Administrator sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Fund outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund.

The Advisor places the transactions of the Fund with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Fund from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Fund does not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Fund's transactions where the Fund can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Fund may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Fund. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Fund to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Fund and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases theFfund's shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of the Fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to LFS or generally by 6 months' notice by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS
The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE
The Fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open for trading, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following observed holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSF's that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, The Crabbe Huson Group, Inc., Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, The Crabbe Huson Group, Inc., Newport Fund Management, Inc.

and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank and Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHT OF ACCUMULATION AND STATEMENT OF INTENT (Class A, B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds advised by Colonial Management Associates, Inc., Crabbe Huson Group, Inc., Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated. The applicable sales charge is based on the combined total of:

1.   the current purchase; and
2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only).
Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, I, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C , I or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor or the Administrator; directors, officers and employees of the Advisor, Administrator, LFD andcompanies affiliated with the Advisor and the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.
2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); Otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."
3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.
4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.
5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.
6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LSI for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN
If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (Available only on the Class A shares of certain funds)
Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $5009$250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however,you may charge customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Money Market Fund and Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e., cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

APPENDED RETURN. The total return for Class B, C I and Z shares (newer class) includes (a) the performance of the newer class of shares since inception and
(b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares. However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

GENERAL. From time to time, the Fund may discuss, or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Highest Quality
     Prime-2 Higher Quality
     Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2002



SOURCE          CATEGORY                                                                   RETURN(%)
CREDIT SUISSE FIRST BOSTON
                CSFB High Yield Index                                                         3.11
                CSFB Leveraged Loan Index                                                     1.11

LEHMAN BROTHERS:
                Lehman General Obligation Index                                               9.19
                Lehman Quality Intermediate Muni Bond Index                                   9.23
                Lehman 3-15 Year Blend                                                        9.66

LIPPER, INC.
                AMEX Composite Index P                                                       -2.74
                AMEX Computer Tech IX P                                                     -34.32
                AMEX Institutional IX P                                                     -24.34
                AMEX Major Market IX P                                                      -14.37
                Bse Sensex Index                                                              3.52
                CAC 40: FFR IX P                                                            -33.75
                CD Rate 1 Month Index Tr                                                      1.73
                CD Rate 3 Month Index Tr                                                      1.74
                CD Rate 6 Month Index Tr                                                      1.81
                Consumer Price Index                                                           N/A
                DAX:DM IX TR                                                                -43.94
                Domini 400 Social Index                                                        N/A
                Dow Jones 65 Comp Av P                                                      -17.88
                Dow Jones Ind Average P                                                     -16.76
                Dow Jones Ind Dly Reinv                                                     -15.01
                Dow Jones Ind Mth Reinv                                                     -15.04
                Dow Jones Trans Av P                                                        -12.50
                Dow Jones Trans Av Tr                                                       -11.48
                Dow Jones Util Av P                                                         -26.79
                Dow Jones Util Av Tr                                                        -23.38
                Ft/S&P Act Wld Ex US IX                                                     -16.63
                Jakarta Composite Index                                                       8.39
                Jasdaq Index:Yen P                                                          -18.45
                Lehman 1-3 Govt/Cred Tr                                                       6.28
                Lehman 1-3 Govt/Credit P                                                      1.12
                Lehman Aggregate Bd P                                                         4.39
                Lehman Aggregate Bd Tr                                                       10.25
                Lehman Cr Bd Int P                                                            3.35
                Lehman Cr Bd Int Tr                                                          10.14
                Lehman Govt Bd Int P                                                          4.32
                Lehman Govt Bd Int Tr                                                         9.64
                Lehman Govt Bd Long P                                                        10.20
                Lehman Govt Bd Long Tr                                                       16.99
                Lehman Govt Bd P                                                              5.82
                Lehman Govt Bd Tr                                                            11.50
                Lehman Govt/Cr Bd P                                                           4.77
                Lehman Govt/Cr Bd Tr                                                         11.04
                Lehman Govt/Cr Int P                                                          3.86
                Lehman Govt/Cr Int Tr                                                         9.84
                Lehman High Yield P                                                         -10.17

SOURCE          CATEGORY                                                                   RETURN(%)
                Lehman High Yield Tr                                                         -1.41
                Lehman Muni 10 Yr IX P                                                        5.02
                Lehman Muni 10 Yr IX Tr                                                      10.17
                Lehman Muni 3 Yr IX P                                                         1.68
                Lehman Muni 3 Yr IX Tr                                                        6.72
                Lehman Muni 5 Yr IX Tr                                                        9.27
                Lehman Muni Bond IX P                                                         4.34
                Lehman Muni Bond IX Tr                                                        9.60
                ML 10+ Yr Treasury IX Tr                                                     16.77
                ML 100 Tech IX TR                                                           -41.54
                ML 10Yr Strip TR Ix                                                          21.00
                ML 1-10 YR CORP BD IX P                                                       2.96
                ML 1-10 YR CORP BD IX TR                                                      9.82
                ML 1-3 Yr Muni IX P                                                           0.50
                ML 1-3 Yr Muni IX Tr                                                          4.96
                ML 1-3 Yr Treasury IX P                                                       0.98
                ML 1-3 Yr Treasury IX Tr                                                      5.76
                ML 1-5 Yr Gv/Cp Bd IX P                                                       2.43
                ML 1-5 Yr Gv/Cp Bd IX Tr                                                      7.91
                ML 15 Yr Mortgage IX P                                                        4.02
                ML 15 Yr Mortgage IX Tr                                                       9.28
                ML 1-5 Yr Treasury IX P                                                       2.39
                ML 1-5 Yr Treasury IX Tr                                                      7.47
                ML 15+ Yr Treasury IX TR                                                     17.08
                ML 15Yr Strip TR IX                                                          22.27
                ML 20Yr Strip TR IX                                                          20.76
                ML 25Yr Strip TR IX                                                          21.22
                ML 3 MO T-Bill IX Tr                                                          1.78
                ML 3-5 Yr Govt IX P                                                           5.57
                ML 3-5 Yr Govt IX Tr                                                         11.22
                ML 3-7 Yr Muni IX Tr                                                         10.10
                ML 5-10Yr Treasury IX TR                                                     13.76
                ML 5Yr strip TR IX                                                           14.63
                ML 7-12 YR MUNI IX P                                                          6.20
                ML 7-12 YR MUNI IX TR                                                        11.46
                ML ALL CV EX ID IX                                                           -3.87
                ML AUS GOVT IX TR                                                            -9.39
                ML AUSTRIAN GOVT P                                                           23.77
                ML AUSTRIAN GOVT TR                                                          29.83
                ML BELGIAN GOVERNMENTS P                                                     23.19
                ML BELGIAN GOVTS TR                                                          30.24
                ML Corp Master Index P                                                        3.07
                ML Corp Master Index Tr                                                      10.17
                ML CV BD SPEC QUAL IX P                                                      -5.39
                ML CV BD SPEC QUAL IX TR                                                     -1.73
                ML DANISH GOVTS P                                                            22.19
                ML DANISH GOVTS TR                                                           29.37
                ML DUTCH GOVERNMENTS P                                                       22.86
                ML DUTCH GOVTS TR                                                            29.52
                ML EM BRADY BD IX                                                             7.36
                ML EM EUR/MIDEAST AFR P                                                      13.44
                ML EM EUR/MIDEAST AFR TR                                                     22.81
                ML EM LATIN AMERICA P IX                                                     -3.79
                ML EM LATIN AMERICA TR                                                        5.89
                ML EMG MKT ASIA P IX                                                          7.49
                ML EMG MKT ASIA TR IX                                                        17.64

SOURCE          CATEGORY                                                                   RETURN(%)
                ML EMG MKT EU ME AFR P                                                       16.18
                ML EMG MKT EU ME AFR TR                                                      26.45
                ML EMG MKT LATIN AM P IX                                                     -8.23
                ML EMG MKT LATIN AM TR                                                        2.18
                ML EMU BROAD MARKET TR                                                       28.84
                ML EMU BROAD MKT P IX                                                        22.41
                ML EMU DIRECT GOVTS P IX                                                     22.83
                ML EMU DIRECT GOVTS TR                                                       29.39
                ML EURO HIGH YIELD P IX                                                       1.97
                ML EURO HIGH YIELD TR IX                                                     12.01
                ML FINNISH GOVTS P IX                                                        22.65
                ML FINNISH GOVTS TR  IX                                                      29.51
                ML FRENCH GOVTS P IX                                                         24.84
                ML FRENCH GOVTS TR IX                                                        31.56
                ML GERMAN FED GOVTS P                                                        22.68
                ML GERMAN FED GOVTS TR                                                       28.83
                ML GLBL BOND INDEX TR IX                                                     16.06
                ML Glbl Govt Bond Inx P                                                      12.11
                ML Glbl Govt Bond Inx Tr                                                     17.05
                ML Glbl Gv Bond IX II P                                                      14.26
                ML Glbl Gv Bond IX II Tr                                                     19.54
                ML GLBL GVT BND IX II TR                                                     22.67
                ML GLOBAL BOND IX P                                                          10.36
                ML GLOBAL EM SOV P IX                                                        -1.87
                ML GLOBAL EM SOV TR IX                                                       13.29
                ML GLOBAL HIGH YIELD P I                                                    -10.43
                ML GLOBAL HIGH YIELD TR                                                      -1.90
                ML Gov/ Corp Master IX T                                                     10.95
                ML Govt Master Index P                                                        5.58
                ML Govt Master Index Tr                                                      11.30
                ML Govt/Corp Master IX P                                                      4.71
                ML HIGH YLD MASTER 2  P                                                     -10.41
                ML HIGH YLD MASTER 2  TR                                                     -1.89
                ML High Yld Master IX P                                                     -10.03
                ML High Yld Master IX Tr                                                     -1.14
                ML ITALIAN GOVTS P IX                                                        22.67
                ML ITALIAN GOVTS TR IX                                                       29.35
                ML JPN GOVT IX TR                                                            76.13
                ML LA  BRADY BD IX                                                            0.34
                ML Master Muni IX Tr                                                         10.73
                ML Mortgage Master IX P                                                       4.10
                ML Mortgage Master IX Tr                                                      9.41
                ML MUNI 22-52 yr DUR TR                                                      10.70
                ML Muni 7-12 Dur TR IX                                                       11.46
                ML Norwegian Govts P IX                                                      32.82
                ML Norwegian Govts TR IX                                                     40.99
                ML PAN-EURO GOVT IX                                                          28.58
                ML Portugese Govts P IX                                                      23.40
                ML Portugese Govts TR IX                                                     29.79
                ML Spanish Govts P IX                                                        23.28
                ML Spanish Govts TR IX                                                       29.91
                ML Sterling Hi Yld P IX                                                     -10.79
                ML Sterling Hi Yld TR IX                                                     -2.56
                ML Swedish Govts P IX                                                        24.74
                ML Swedish Govts TR IX                                                       31.82
                ML Swiss Govts P IX                                                          29.74

SOURCE          CATEGORY                                                                   RETURN(%)
                ML Swiss Govts TR IX                                                         34.73
                ML Treasury Master IX P                                                       5.72
                ML Treasury Master IX Tr                                                     11.57
                ML UK Gilts P IX                                                             14.79
                ML UK Gilts TR IX                                                            21.87
                ML US CP/GV 10+ YR IX P                                                       7.69
                ML US CP/GV 10+ YR IX TR                                                     14.96
                ML US DOM MASTER  IX P                                                        4.49
                ML US DOM MASTER  IX TR                                                      10.41
                MSCI AC Americas Free GD                                                    -22.32
                MSCI AC Americas Free ID                                                    -23.61
                MSCI AC ASIA FR DGD                                                          -9.74
                MSCI AC ASIA FR DND                                                          -9.91
                MSCI AC Asia Fr-Ja IX GD                                                     -8.33
                MSCI AC Asia Fr-Ja IX ID                                                    -10.19
                MSCI AC ASIA PAC FR DGD                                                      -8.34
                MSCI AC ASIA PAC FR DND                                                      -8.62
                MSCI AC ASIA PAC FR P IX                                                     -9.78
                MSCI AC Asia Pac Fr-J GD                                                     -5.11
                MSCI AC Asia Pac FR-J IX                                                     -7.57
                MSCI AC Asia Pac Fr-J ND                                                     -5.57
                MSCI AC Europe IX GD                                                        -17.85
                MSCI AC Europe IX ID                                                        -19.86
                MSCI AC Fe Free IX GD                                                        -9.96
                MSCI AC Fe Free IX ID                                                       -11.07
                MSCI AC Fe Fr-Ja IX GD                                                       -9.23
                MSCI AC Fe Fr-Ja IX ID                                                      -11.05
                MSCI AC FE FR-JA IX ND                                                       -9.37
                MSCI AC Pac Fr-Jpn IX GD                                                     -5.50
                MSCI AC Pac Fr-Jpn IX ID                                                     -7.96
                MSCI AC Pacific FR IX ID                                                     -9.93
                MSCI AC WLD FR VAL IX GD                                                    -18.95
                MSCI AC WLD FR-US GR DGD                                                    -14.73
                MSCI AC World Free IX GD                                                    -18.98
                MSCI AC World Free Ix ID                                                    -20.51
                MSCI AC World Free IX ND                                                    -19.32
                MSCI AC World Fr-USA GD                                                     -14.67
                MSCI AC World Fr-USA ID                                                     -16.53
                MSCI AC WRLD FR GR DGD                                                      -19.07
                MSCI AC Wrld Fr-Ja IX GD                                                    -19.78
                MSCI AC Wrld Fr-Ja IX ID                                                    -21.37
                MSCI AC WRLD FR-US V DGD                                                    -14.63
                MSCI Argentina IX GD                                                        -50.55
                MSCI Argentina IX ID                                                        -50.99
                MSCI Australia IX GD                                                         -0.28
                MSCI Australia IX ID                                                         -3.76
                MSCI Australia IX ND                                                         -1.34
                MSCI Austria IX GD                                                           17.28
                MSCI Austria IX ID                                                           14.36
                MSCI Austria IX ND                                                           16.55
                MSCI Belgium IX GD                                                          -14.23
                MSCI Belgium IX ID                                                          -17.15
                MSCI Belgium IX ND                                                          -14.97
                MSCI BRAZIL FREE IX GD                                                      -30.65
                MSCI BRAZIL FREE IX ID                                                      -33.78
                MSCI Canada IX GD                                                           -12.78

SOURCE          CATEGORY                                                                   RETURN(%)
                MSCI Canada IX ID                                                           -14.38
                MSCI Canada IX ND                                                           -13.19
                MSCI Chile IX GD                                                            -19.81
                MSCI Chile IX ID                                                            -21.66
                MSCI China ID GD                                                            -14.05
                MSCI China IX ID                                                            -16.17
                MSCI China IX ND                                                            -14.04
                MSCI Colombia IX GD                                                          25.36
                MSCI Colombia IX ID                                                          18.26
                MSCI Czech Rep IX GD                                                         44.16
                MSCI Czech Rep IX ID                                                         40.86
                MSCI Denmark IX GD                                                          -15.63
                MSCI Denmark IX ID                                                          -17.03
                MSCI Denmark IX ND                                                          -16.03
                MSCI EAFE - JAPAN IX ND                                                     -17.39
                MSCI EAFE - UK IX GD                                                        -15.98
                MSCI EAFE - UK IX ID                                                        -17.58
                MSCI EAFE - UK IX ND                                                        -16.36
                MSCI EAFE + Canada IX GD                                                    -15.51
                MSCI EAFE + Canada IX ID                                                    -17.36
                MSCI EAFE + Canada IX ND                                                    -15.80
                MSCI EAFE + EMF IX GD                                                       -14.76
                MSCI EAFE + EMF IX ID                                                       -16.63
                MSCI EAFE Fr IX ID                                                          -17.52
                MSCI EAFE Fr IX ND                                                          -15.94
                MSCI EAFE GDP Wt IX GD                                                      -15.57
                MSCI EAFE GDP Wt IX ID                                                      -17.30
                MSCI EAFE GDP Wt IX ND                                                      -15.90
                MSCI EAFE GROWTH IX GD                                                      -15.76
                MSCI EAFE GROWTH IX ID                                                      -17.49
                MSCI EAFE GROWTH IX ND                                                      -16.02
                MSCI EAFE IX GD                                                             -15.66
                MSCI EAFE IX ID                                                             -17.52
                MSCI EAFE IX ND                                                             -15.94
                MSCI EAFE SM CAP IX ID                                                       -9.58
                MSCI EAFE VALUE IX GD                                                       -15.60
                MSCI EAFE VALUE IX ID                                                       -17.59
                MSCI EAFE VALUE IX ND                                                       -15.91
                MSCI EASEA IX GD                                                            -17.08
                MSCI EASEA IX ID                                                            -19.19
                MSCI EASEA IX ND                                                            -17.39
                MSCI Em Eur/Mid East GD                                                      -7.88
                MSCI Em Eur/Mid East ID                                                      -9.07
                MSCI Em Europe IX GD                                                          4.51
                MSCI Em Europe IX ID                                                          2.88
                MSCI EMF Asia IX GD                                                          -4.75
                MSCI EMF Asia IX ID                                                          -6.25
                MSCI EMF Far East IX GD                                                      -5.75
                MSCI EMF Far East IX ID                                                      -7.14
                MSCI EMF Growth IX ID                                                        -9.37
                MSCI EMF IX DND                                                              -6.17
                MSCI EMF IX GD                                                               -6.00
                MSCI EMF IX ID                                                               -7.97
                MSCI EMF Latin Am IX GD                                                     -22.45
                MSCI EMF Latin Am IX ID                                                     -24.79
                MSCI EMF Latin Am IX ND                                                     -22.50

SOURCE          CATEGORY                                                                   RETURN(%)
                MSCI EMF Value IX ID                                                         -6.52
                MSCI EURO UNION GR IX GD                                                    -20.09
                MSCI Europe - UK IX GD                                                      -19.87
                MSCI Europe - UK IX ID                                                      -21.56
                MSCI Europe - UK IX ND                                                      -20.30
                MSCI Europe GDP Wt IX ID                                                    -20.11
                MSCI Europe Growth ND                                                       -18.54
                MSCI Europe IX GD                                                           -18.09
                MSCI Europe IX ID                                                           -21.11
                MSCI Europe IX ND                                                           -18.38
                MSCI European Union GD                                                      -19.10
                MSCI European Union ID                                                      -21.23
                MSCI EUROPEAN VL IX GD                                                      -17.98
                MSCI Far East Free IX ID                                                    -11.88
                MSCI Far East IX GD                                                         -10.82
                MSCI Far East IX ID                                                         -11.88
                MSCI Far East IX ND                                                         -10.97
                MSCI Finland IX GD                                                          -29.94
                MSCI Finland IX ID                                                          -31.23
                MSCI Finland IX ND                                                          -30.31
                MSCI France IX GD                                                           -20.83
                MSCI France IX ID                                                           -22.21
                MSCI France IX ND                                                           -21.18
                MSCI Germany IX GD                                                          -32.90
                MSCI Germany IX ID                                                          -34.06
                MSCI Germany IX ND                                                          -33.18
                MSCI Greece IX GD                                                           -25.26
                MSCI Greece IX ID                                                           -28.18
                MSCI Hong Kong IX GD                                                        -17.79
                MSCI Hong Kong IX ID                                                        -20.63
                MSCI Hongkong IX ND                                                         -17.79
                MSCI Hungary IX GD                                                           30.69
                MSCI Hungary IX ID                                                           28.88
                MSCI India IX GD                                                              8.37
                MSCI India IX ID                                                              5.93
                MSCI Indonesia FR IX GD                                                      42.82
                MSCI Indonesia FR IX ID                                                      38.10
                MSCI Ireland IX ID                                                          -28.07
                MSCI Israel Dom IX ID                                                       -12.42
                MSCI Israel IX ID                                                           -31.55
                MSCI Israel Non Dom Ixid                                                    -66.63
                MSCI Italy IX GD                                                             -6.32
                MSCI Italy IX ID                                                            -10.00
                MSCI Italy IX ND                                                             -7.33
                MSCI JAPAN GROWTH IX GD                                                     -11.06
                MSCI Japan IX GD                                                            -10.11
                MSCI Japan IX ID                                                            -10.96
                MSCI Japan IX ND                                                            -10.28
                MSCI Japan Sm Cap IX ND                                                      -5.18
                MSCI JAPAN VALUE IX GD                                                       -8.96
                MSCI Jordan IX GD                                                             4.52
                MSCI Jordan IX ID                                                             2.53
                MSCI Kokusai IX GD                                                          -20.43
                MSCI Kokusai IX ID                                                          -22.01
                MSCI Kokusai IX ND                                                          -20.79
                MSCI Korea IX GD                                                              8.62

SOURCE          CATEGORY                                                                   RETURN(%)
                MSCI Korea IX ID                                                              7.43
                MSCI Malaysia Free Ix GD                                                     -0.66
                MSCI Malaysia Free IX ID                                                     -2.66
                MSCI Mexico Free IX GD                                                      -13.31
                MSCI Mexico Free IX ID                                                      -15.04
                MSCI N American G IX ID                                                     -23.51
                MSCI N American Vl IX ID                                                    -23.83
                MSCI Netherland IX GD                                                       -20.26
                MSCI Netherland IX ID                                                       -22.53
                MSCI Netherland IX ND                                                       -20.83
                MSCI New Zealand IX GD                                                       26.09
                MSCI New Zealand IX ID                                                       20.03
                MSCI New Zealand IX ND                                                       24.24
                MSCI Nordic IX GD                                                           -25.42
                MSCI Nordic IX ID                                                           -26.90
                MSCI Nordic IX ND                                                           -25.84
                MSCI Norway IX GD                                                            -6.67
                MSCI Norway IX ID                                                            -9.02
                MSCI Norway IX ND                                                            -7.26
                MSCI Nth Amer IX GD                                                         -22.35
                MSCI Nth Amer IX ID                                                         -23.62
                MSCI Nth Amer IX ND                                                         -22.73
                MSCI Pac - Japan IX GD                                                       -5.78
                MSCI Pac - Japan IX ID                                                       -9.00
                MSCI Pac - Japan IX ND                                                       -6.42
                MSCI PAC FREE GR IX GD                                                       -9.20
                MSCI PAC FREE VL IX GD                                                       -8.77
                MSCI PAC FR-JPN GR IX GD                                                     -3.34
                MSCI PAC FR-JPN VL IX GD                                                     -8.04
                MSCI Pacific Free Ix GD                                                      -9.01
                MSCI Pacific Free IX ID                                                     -10.43
                MSCI Pacific Fr-Jpn ID                                                       -9.00
                MSCI Pacific IX GD                                                           -9.01
                MSCI Pacific IX ID                                                          -10.43
                MSCI Pacific IX ND                                                           -9.29
                MSCI Pakistan IX GD                                                         153.95
                MSCI Pakistan IX ID                                                         122.38
                MSCI Peru IX GD                                                              29.11
                MSCI Peru IX ID                                                              25.42
                MSCI Philippines FR DG                                                      -28.98
                MSCI Philippines FR GD                                                      -30.48
                MSCI Portugal IX GD                                                         -13.19
                MSCI Portugal IX ID                                                         -15.48
                MSCI Russia IX GD                                                            15.71
                MSCI Russia IX ID                                                            13.87
                MSCI Singapore Fr IX GD                                                     -11.05
                MSCI Singapore Fr IX ID                                                     -13.09
                MSCI South Africa IX GD                                                      27.99
                MSCI South Africa IX ID                                                      23.26
                MSCI Spain IX GD                                                            -14.93
                MSCI Spain IX ID                                                            -16.88
                MSCI Spain IX ND                                                            -15.29
                MSCI Sri Lanka IX GD                                                         34.64
                MSCI Sri Lanka IX ID                                                         29.76
                MSCI Sweden IX GD                                                           -30.07
                MSCI Sweden IX ID                                                           -31.47

SOURCE          CATEGORY                                                                   RETURN(%)
                MSCI Sweden IX ND                                                           -30.49
                MSCI Swtzrlnd IX GD                                                          -9.96
                MSCI Swtzrlnd IX ID                                                         -10.95
                MSCI Swtzrlnd IX ND                                                         -10.31
                MSCI Taiwan IX GD                                                           -24.45
                MSCI Taiwan IX ID                                                           -25.38
                MSCI Thailand Free IX GD                                                     27.59
                MSCI Thailand Free IX ID                                                     24.32
                MSCI Turkey IX GD                                                           -35.70
                MSCI Turkey IX ID                                                           -36.49
                MSCI UK IX GD                                                               -15.23
                MSCI UK IX ID                                                               -17.77
                MSCI UK IX ND                                                               -15.23
                MSCI USA IX GD                                                              -22.71
                MSCI USA IX ID                                                              -23.97
                MSCI USA IX ND                                                              -23.09
                MSCI Venezuela IX GD                                                        -15.82
                MSCI Venezuela IX ID                                                        -18.57
                MSCI World - UK IX GD                                                       -20.07
                MSCI World - UK IX ID                                                       -21.46
                MSCI World - UK IX ND                                                       -20.45
                MSCI World - USA IX GD                                                      -15.51
                MSCI World - USA IX ID                                                      -17.36
                MSCI World - USA IX ND                                                      -15.80
                MSCI World Free IX ND                                                       -19.89
                MSCI World GDP Wt IX ID                                                     -20.26
                MSCI WORLD GROWTH IX ID                                                     -20.93
                MSCI World IX Free ID                                                       -21.06
                MSCI World IX GD                                                            -19.54
                MSCI World IX ID                                                            -21.06
                MSCI World IX ND                                                            -19.89
                MSCI WORLD IX SC DGD IX                                                     -15.69
                MSCI WORLD IX SC DND IX                                                     -16.01
                MSCI WORLD IX VALUE                                                         -19.55
                MSCI WORLD VALUE IX ID                                                      -21.25
                MSCI WORLD-USA GR IX GD                                                     -15.46
                MSCI World-USA VL IX GD                                                     -15.59
                MSCI Wrld - Austrl IX GD                                                    -19.85
                MSCI Wrld - Austrl IX ID                                                    -21.33
                MSCI Wrld - Austrl IX ND                                                    -20.18
                MSCI WRLD CON DISC ID                                                       -23.19
                MSCI WRLD CON STAPLES ID                                                     -4.82
                MSCI WRLD ENERGY ID                                                          -8.38
                MSCI WRLD EX USA SC GD                                                       -7.05
                MSCI WRLD EX USA SC ID                                                       -9.11
                MSCI WRLD EX USA SC ND                                                       -7.42
                MSCI WRLD FINANCIALS GD                                                     -15.93
                MSCI WRLD FINANCIALS ID                                                     -18.00
                MSCI WRLD FREE GR DGD IX                                                    -19.61
                MSCI WRLD HEALTHCARE GD                                                     -17.68
                MSCI WRLD HEALTHCARE ID                                                     -18.88
                MSCI WRLD INDUSTRIALS ID                                                    -23.53
                MSCI WRLD INFO TECH GD                                                      -38.58
                MSCI WRLD INFO TECH ID                                                      -38.80
                MSCI WRLD MATERIALS ID                                                       -6.34
                MSCI WRLD TECH HDWR GD                                                      -40.52

SOURCE          CATEGORY                                                                   RETURN(%)
                MSCI WRLD TECH HDWR ID                                                      -40.78
                MSCI WRLD TELECOM GD                                                        -28.54
                MSCI WRLD TELECOM ID                                                        -30.37
                MSCI WRLD UTILITIES ID                                                      -18.63
                NASDAQ 100 IX P                                                             -37.58
                NASDAQ Bank IX P                                                              4.52
                NASDAQ Composite IX P                                                       -31.53
                NASDAQ Industrial IX P                                                      -25.88
                NASDAQ Insurance IX P                                                        -1.84
                NASDAQ Natl Mkt Cmp IX                                                      -31.71
                NASDAQ Natl Mkt Ind IX                                                      -26.05
                NASDAQ Transport IX P                                                         0.99
                Nikkei 225 Avg:Yen P                                                        -18.63
                NYSE Composite P                                                            -19.83
                NYSE Finance IX P                                                           -14.02
                NYSE Industrials IX P                                                       -20.63
                NYSE Transportation IX                                                       -9.80
                NYSE Utilities IX P                                                         -29.34
                Philippines Composite IX                                                       N/A
                PSE Technology IX P                                                         -33.33
                Russell 1000 Grow Ix                                                        -28.58
                Russell 1000 Grow IX Tr                                                     -27.88
                Russell 1000 IX P                                                           -22.94
                Russell 1000 IX Tr                                                          -21.65
                Russell 1000 Value Ix                                                       -17.48
                Russell 1000 Value IX Tr                                                    -15.52
                Russell 2000 Grow Ix                                                        -30.69
                Russell 2000 Grow IX Tr                                                     -30.26
                Russell 2000 IX P                                                           -21.58
                Russell 2000 IX Tr                                                          -20.48
                Russell 2000 Value Ix                                                       -13.24
                Russell 2000 Value IX Tr                                                    -11.43
                RUSSELL 2500 GROW IX P                                                      -29.45
                RUSSELL 2500 GROW IX TR                                                     -29.09
                RUSSELL 2500 IX P                                                           -18.99
                RUSSELL 2500 IX TR                                                          -17.80
                RUSSELL 2500 VALUE IX P                                                     -11.77
                RUSSELL 2500 VALUE IX TR                                                     -9.87
                RUSSELL 3000 GROW IX P                                                      -28.71
                RUSSELL 3000 GROW IX TR                                                     -28.03
                Russell 3000 IX P                                                           -22.81
                Russell 3000 IX Tr                                                          -21.54
                RUSSELL 3000 VALUE IX P                                                     -17.13
                RUSSELL 3000 VALUE IX TR                                                    -15.18
                RUSSELL MDCP VALUE IX P                                                     -11.68
                RUSSELL MDCP VALUE IX TR                                                     -9.64
                Russell Midcap G IX TR                                                      -27.41
                RUSSELL MIDCAP GR IX P                                                      -27.67
                RUSSELL MIDCAP IX P                                                         -17.47
                RUSSELL MIDCAP IX TR                                                        -16.19
                RUSSELL SMCP CMPT GRO P                                                     -30.24
                RUSSELL SMCP CMPT GRO TR                                                    -29.95
                RUSSELL SMCP CMPT IX P                                                      -21.30
                RUSSELL SMCP CMPT IX TR                                                     -20.23
                RUSSELL SMCP CMPT VAL IX                                                    -11.54
                RUSSELL SMCP CMPT VAL P                                                     -13.39

SOURCE          CATEGORY                                                                   RETURN(%)
                RUSSELL TOP 200 GRO IX P                                                    -28.76
                RUSSELL TOP 200 GROW  IX                                                    -27.98
                RUSSELL TOP 200 IX P                                                        -24.64
                RUSSELL TOP 200 IX TR                                                       -23.36
                RUSSELL TOP 200 VAL IX P                                                    -19.93
                RUSSELL TOP 200 VALUE IX                                                    -18.02
                S & P 100 Index TR                                                          -23.88
                S & P 1500 HC IX P                                                          -20.01
                S & P 500 Daily Reinv                                                       -22.10
                S & P 500 Index P                                                           -23.37
                S & P 500 Mnthly Reinv                                                      -22.09
                S & P 500/BARRA G IX TR                                                     -23.59
                S & P 500/BARRA V IX TR                                                     -20.85
                S & P 600 Index P                                                           -15.32
                S & P 600 Index Tr                                                          -14.63
                S & P Financial IX P                                                        -16.42
                S & P Financial IX Tr                                                       -14.64
                S & P Industrial IX Tr                                                      -26.34
                S & P Industrials P                                                         -24.55
                S & P MC 400/BARRA G TR                                                     -19.17
                S & P MC 400/BARRA V TR                                                     -10.10
                S & P Midcap 400 IX P                                                       -15.45
                S & P Midcap 400 IX Tr                                                      -14.51
                S & P Reit Equity Index                                                      -2.93
                S & P SC 600/BARRA G TR                                                     -15.36
                S & P SC 600/BARRA V TR                                                     -14.47
                S & P Transport Index P                                                     -13.72
                S & P Utility Index P                                                       -32.99
                S & P Utility Index Tr                                                      -29.99
                SB Cr-Hdg Nn-US Wd IX Tr                                                      6.85
                SB Cr-Hdg Wd Gv Bd IX Tr                                                      7.97
                SB Non-US Wd Gv Bd IX Tr                                                     21.99
                SB Wd Gv Bd:Austrl IX Tr                                                     20.50
                SB Wd Gv Bd:Germny IX Tr                                                     28.52
                SB Wd Gv Bd:Japan IX Tr                                                      13.96
                SB Wd Gv Bd:UK IX Tr                                                         21.09
                SB Wd Gv Bd:US IX Tr                                                         11.64
                SB World Govt Bond IX Tr                                                     19.49
                Straits Times Index                                                         -17.40
                SWISS PERF:SFR IX TR                                                        -25.95
                TAIWAN SE:T$ IX P                                                           -22.78
                T-Bill 1 Year Index Tr                                                        1.63
                T-BILL 3 MO DAILY TR  IX                                                      3.29
                T-Bill 3 Month Index Tr                                                       1.59
                T-Bill 6 Month Index Tr                                                       1.66
                Thailand Set Index                                                           17.32
                TOKYO 2ND SCT:YEN IX P                                                      -12.79
                TOKYO SE(TOPIX):YEN IX P                                                    -18.30
                TORONTO 300:C$ IX P                                                         -13.97
                TORONTO SE 35:C$ IX P                                                       -18.93
                Value Line Cmp IX-Arth                                                      -17.11
                Value Line Cmp IX-Geom                                                      -28.57
                Value Line Industrl IX                                                      -29.78
                Value Line Railroad IX                                                       -8.98
                Value Line Utilties IX                                                      -31.60

SOURCE          CATEGORY                                                                   RETURN(%)
MERRILL LYNCH:
                ML Intermediate BB Index                                                     -2.39
                ML U.S. High Yield Cash Pay Index                                            -1.14

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
                Real Estate Investment Trust Index                                            3.81

SALOMON SMITH BARNEY:
                SSB World Ex U.S. Cap Range $2-$10 Billion                                   -9.18
                SSB EMI Global Ex U.S.                                                       -6.89
                Salomon 30 Year Benchmark                                                    16.16
                SBGI Bond U.S. Treasury Index                                                11.64


Each Russell Index listed above is a trademark/service mark of the Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in US currency

                            LIBERTY SELECT VALUE FUND
                       A SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Select Value Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2003. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated October 31, 2002. Investors may obtain a free copy of a Prospectus and the Annual Report from Liberty Funds Distributor, Inc.
(LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the October 31, 2002 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.


TABLE OF CONTENTS


        PART 1                                                          PAGE
        Definitions                                                     b
        Organization and History                                        b
        Investment Goal and Policies                                    b
        Fundamental Investment Policies                                 c
        Other Investment Policies                                       c
        Portfolio Turnover                                              c
        Fund Charges and Expenses                                       c
        Investment Performance                                          k
        Custodian of the Fund                                           l
        Independent Accountants                                         l

        PART 2

        Miscellaneous Investment Practices                               1
        Taxes                                                           11
        Management of the Funds                                         13
        Determination of Net Asset Value                                22
        How to Buy Shares                                               23
        Special Purchase Programs/Investor Services                     24
        Programs for Reducing or Eliminating Sales Charges              25
        How to Sell Shares                                              27
        Distributions                                                   28
        How to Exchange Shares                                          28
        Suspension of Redemptions                                       29
        Shareholder Liability                                           29
        Shareholder Meetings                                            29
        Performance Measures                                            29
        Appendix I                                                      32
        Appendix II                                                     37


719-16/887M-0203

                                     PART 1
                            LIBERTY SELECT VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003

DEFINITIONS

   "Trust"   Liberty Funds Trust III
   "Fund"    Liberty Select Value Fund
   "Advisor" Colonial Management Associates, Inc., the Fund's investment advisor
   "LFD"     Liberty Funds Distributor, Inc., the Fund's distributor
   "LFS"     Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund, an open-end, management investment company that is a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations as a Delaware corporation on July 21, 1949; a Massachusetts corporation on June 15, 1959; and finally as a Massachusetts business trust on May 30, 1986.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective February 28, 1997, the Fund changed its name from "Colonial Growth Shares Fund" to "Colonial Select Value Fund." Effective July 14, 2000, the Fund changed its name from Colonial Select Value Fund to its current name. Effective April 1, 1999, the Trust changed its name from "Colonial Trust III" to its current name.


INVESTMENT GOAL AND POLICIES


The Fund's Prospectuses describe its investment goal and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

        Short-Term Trading
        Lower-Rated Debt Securities
        Foreign Securities
        Foreign Currency Options
        Foreign Currency Transactions
        Securities Loans
        Repurchase Agreements
        Small Companies
        Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.   Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest substantially all of its investable assets in another investment company that has substantially the same investment goal, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.70% on the first $1 billion and 0.65% of any excess over $1 billion.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

                                       c

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

          [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund provides that the Fund pays the following fees:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                   YEARS ENDED OCTOBER 31
                                                   ----------------------
                                                2002        2001        2000
                                                ----        ----        ----
Management fee                                $8,807      $7,648      $5,229
Pricing and bookkeeping fee                      480         390         270
Shareholder service and transfer agent fee     2,867       2,392       1,868
12b-1 fees:
  Service fee (Class A)                        1,132         999         987
  Service fee (Class B)                          696         678         792
  Service fee (Class C)                          100          72          46
  Distribution fee (Class B)                   2,222       2,222       2,352
  Distribution fee (Class C)                     317         236         170


                                       d

BROKERAGE COMMISSIONS (dollars in thousands)


                                                               YEARS ENDED OCTOBER 31
                                                               ----------------------
                                                            2002        2001        2000
                                                            ----        ----        ----

Total commissions                                           $815        $351        $685
Directed transactions(a)                                  21,246          12         110

Commissions on directed transactions                          39          11          72

Commissions paid to AlphaTrade, Inc.                          65          45         232
  % of Aggregate Commissions                                7.93%        N/A         N/A
  % of Aggregate Dollar Amount of Brokerage Transactions    9.22         N/A         N/A

Commissions paid to Quick & Reilly, Inc.                       0         N/A*        N/A*
  % of Aggregate Commissions                                   0         N/A*        N/A*
  % of Aggregate Dollar Amount of Brokerage Transactions       0         N/A*        N/A*

Commissions paid to Robertson Stephens, Inc.                   0         N/A*        N/A*
  % of Aggregate Commissions                                   0         N/A*        N/A*
  % of Aggregate Dollar Amount of Brokerage Transactions       0         N/A*        N/A*

Commissions paid to Fleet Securities, Inc.                     0         N/A*        N/A*
  % of Aggregate Commissions                                   0         N/A*        N/A*
  % of Aggregate Dollar Amount of Brokerage Transactions       0         N/A*        N/A*

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.


* SEC rules do not require the reporting of commission information for the fiscal years ended October 31, 2000 and 2001, as the entities named were not affiliates of the Fund during that time.


                                        e

TRUSTEES AND TRUSTEES' FEES


The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:



                                                   TOTAL COMPENSATION
                                                  FROM THE FUND AND THE           AGGREGATE
                        PENSION OR RETIREMENT      FUND COMPLEX PAID TO     COMPENSATION FROM THE
                         BENEFITS ACCRUED AS       THE TRUSTEES FOR THE      FUND FOR THE FISCAL
                              PART OF              CALENDAR YEAR ENDED            YEAR ENDED
TRUSTEE                   FUND EXPENSES (b)       DECEMBER 31, 2002 (c)        OCTOBER 31, 2002
-------                 ---------------------     ---------------------     ---------------------
John A. Bacon, Jr. (d)          N/A                          N/A                      N/A
Robert J. Birnbaum              N/A                      $24,806                      N/A
Tom Bleasdale (d)               N/A                       51,500                      N/A
William W. Boyd (d)             N/A                          N/A                      N/A
Lora S. Collins (d)             N/A                       96,000                      N/A
James E. Grinnell (d)           N/A                       24,806                      N/A
Douglas A. Hacker               N/A                       98,000                   $4,005
Janet Langford Kelly            N/A                       97,000                    3,968
Richard W. Lowry                N/A                      124,806                    4,090
Salvatore Macera                N/A                       98,000                    4,005
William E. Mayer                N/A                      127,806                    4,204
James L. Moody, Jr. (d)         N/A                       91,000                      N/A
Charles R. Nelson               N/A                       98,000                    4,005
John J. Neuhauser               N/A                      124,974                    4,048
Joseph R. Palombo(e)            N/A                          N/A                      N/A
Thomas Stitzel                  N/A                       98,000                    4,006
Thomas C. Theobald              N/A                      102,000                    4,168
Anne-Lee Verville               N/A                      102,000 (f)                4,167(f)


(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(d) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(e) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.

(f) During the fiscal year ended October 31, 2002, Ms. Verville deferred $2,387 of her compensation from the Fund, and in the calendar year ended December 31, 2002 deferred $51,000 of her compensation, pursuant to the deferred compensation plan.

                                        f

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.


GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.


ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees & Expenses Committee convened six times.


TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.


                                       g

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and (ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.



                                                        AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES
                             DOLLAR RANGE OF              OWNED IN ALL FUNDS
                            EQUITY SECURITIES           OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE             OWNED IN THE FUND           LIBERTY FUNDS COMPLEX
---------------             -----------------           -----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker              Over $100,000                 Over $100,000
Janet Langford Kelly                 $O                      Over $100,000
Richard W. Lowry (g)                 $O                      Over $100,000
Salvatore Macera                     $O                    $50,001 - $100,000
Charles R. Nelson             $10,001 - $50,000              Over $100,000
John J. Neuhauser (g)                $O                      Over $100,000
Thomas E. Stitzel             $10,001 - $50,000            $50,001 - $100,000
Thomas C. Theobald            $50,001 - $100,000             Over $100,000
Anne-Lee Verville                    $0                           $0*

INTERESTED TRUSTEES
William E. Mayer (g)                 $0                    $50,001 - $100,000
Joseph R. Palombo                    $0                       $1 = $10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

 * Because Ms. Verville's share ownership in the Liberty Funds Complex is through her deferred compensation plan, her ownership is not required to be disclosed.



OWNERSHIP OF THE FUND

As of record on January 31, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding Class A, B, C and Z shares of the Fund.

As of record on January 31, 2003, the following shareholders of record owned 5% or more of one or more of each class of the Fund's shares:


CLASS C SHARES


Merrill Lynch Pierce Fenner & Smith                    9.17%
For the Sole Benefit of its Customers
Attn: Fund Administration #97RD5
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Banc One Securities Corp.                             18.30%
Attn: Wrap Processing OH1-1244
Suite 1111 Polaris Parkway #J-2
Columbus, OH 43240-2050

CLASS Z

Fleet National Bank, Trustee                          11.87%
FBO Liberty Omnibus C/C
Attn: Various
P.O. Box 92800
Rochester, NY 14692-8900

                                h

Fleet National Bank, Trustee                           6.23%
FBO Liberty Omnibus C/R
Attn: Various
P.O. Box 92800
Rochester, NY 14692-8900

Charles Schwab & Co. Inc.                             14.26%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, CA 94104-4122

At January 31, 2003, there were 25,505 Class A, 35,760 Class B, 3,793 Class C and 14,194 Class Z record holders of the Fund.


SALES CHARGES (dollars in thousands)


                                                   CLASS A SHARES
                                                YEARS ENDED OCTOBER 31
                                                ----------------------
                                              2002        2001        2000
                                              ----        ----        ----
Aggregate initial sales charges
  on Fund share sales                       $1,050        $578        $822
Initial sales charges retained by LFD           59          66          41
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by LFD                                3           6          18

                                                   CLASS B SHARES
                                                YEARS ENDED OCTOBER 31
                                                ----------------------
                                              2002        2001        2000
                                              ----        ----        ----
Aggregate CDSC on Fund
  redemptions retained by LFD                   $0        $536      $1,288

                                                   CLASS C SHARES
                                                YEARS ENDED OCTOBER 31
                                                ----------------------
                                              2002        2001        2000
                                              ----        ----        ----
Aggregate CDSC on Fund
  redemptions retained by LFD                    %7          $9          $7

12b-1 PLAN, CDSC AND CONVERSION OF SHARES


The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributed to shares outstanding prior to April 1, 1989 and 0.25% of the Fund's net assets attributed to outstanding shares issued thereafter attributed to all classes except Class Z shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75%

of the Fund's average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:


                                                       YEAR ENDED OCTOBER 31, 2002
                                                       ---------------------------
                                        CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                        --------------      --------------      --------------
Fees to FSFs                                $921                $4,117               $209
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing and promotional
  expenses)                                  234                   197                 43
Allocated travel, entertainment and
  other promotional expenses                 250                   210                 46


                                        j

INVESTMENT PERFORMANCE


The Fund's Class A, Class B, Class C and Class Z share average annual total returns at October 31, 2002 were:



                                                           CLASS A SHARES
                                                1 YEAR         5 YEARS         10 YEARS
                                                ------         -------         --------


With sales charge of 5.75%                      (9.87)%         4.91%           11.88%
Return after taxes on distributions             (9.93)%         2.93%            9.23%
Return after taxes on distributions and
  sale of fund shares                           (6.01)%         3.57%            8.95%
Without sales charge                            (4.37)%         6.16%           12.55%
Return after taxes on distributions             (4.44)%         4.16%            9.88%
Return after taxes on distributions and
  sale of fund shares                           (2.63)%         4.60%            9.54%



                                                           CLASS B SHARES(h)
                                                           -----------------
                                                1 YEAR         5 YEARS         10 YEARS
                                                ------         -------         --------
With applicable CDSC                            (9.85)%         5.08%           11.72%
Return after taxes on distributions             (9.90)%         3.00%            9.11%
Return after taxes on distributions and
  sale of fund shares                           (5.99)%         3.72%            8.89%
Without CDSC                                    (5.12)%         5.36%           11.72%
Return after taxes on distributions             (5.17)%         3.30%            9.11%
Return after taxes on distributions and
  sale of fund shares                           (3.09)%         3.95%            8.89%



                                                           CLASS C SHARES(j)
                                                           -----------------
                                                1 YEAR         5 YEARS         10 YEARS(i)
                                                ------         -------         -----------
With applicable CDSC                            (6.02)%         5.38%             12.13%
Return after taxes on distributions             (6.07)%         3.37%              9.45%
Return after taxes on distributions and
  sale of fund shares                           (3.64)%         3.98%              9.19%
Without CDSC                                    (5.07)%         5.38%             12.13%
Return after taxes on distributions             (5.12)%         3.37%              9.45%
Return after taxes on distributions and
  sale of fund shares                           (3.06)%         3.98%              9.19%

                                        k

                                                           CLASS Z SHARES(k)
                                                           -----------------
                                                1 YEAR         5 YEARS(i)         10 YEARS(i)
                                                ------         ----------         -----------
Without CDSC                                    (4.09)%         6.36%                12.66%
Return after taxes on distributions             (4.25)%         4.34%                 9.97%
Return after taxes on distributions
  and sale of fund shares                       (2.45)%         4.75%                 9.62%



(h)  Class B shares were initially offered on June 8, 1992.

(i) Class C and Class Z shares (newer classes of shares) performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Class C shares would have been lower and for Class Z shares would have been higher, since Class Z shares are not subject to sales charges or service fees.

(j)  Class C shares were initially offered on August 1, 1997.

(k)  Class Z shares were initially offered on February 8, 2001.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624, are the Fund's independent accountants, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                       l

                                THE LIBERTY FUND
                       A SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of The Liberty Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2003. The SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated October 31, 2002. Investors may obtain a free copy of a Prospectus and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the October 31, 2002 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS


PART 1                                                                    PAGE

Definitions                                                                    b
Organization and History                                                       b
Investment Goals and Policies                                                  b
Fundamental Investment Policies                                                c
Other Investment Policies                                                      c
Fund Charges and Expenses                                                      c
Investment Performance                                                         k
Custodian of the Fund                                                          l
Independent Accountants/Auditors of the Fund                                   l
Management of the Fund                                                         l

PART 2
Miscellaneous Investment Practices                                            1
Taxes                                                                        11
Management of the Funds                                                      13
Determination of Net Asset Value                                             22
How to Buy Shares                                                            23
Special Purchase Programs/Investor Services                                  24
Programs for Reducing or Eliminating Sales Charges                           25
How to Sell Shares                                                           27
Distributions                                                                28
How to Exchange Shares                                                       28
Suspension of Redemptions                                                    29
Shareholder Liability                                                        29
Shareholder Meetings                                                         29
Performance Measures                                                         29
Appendix I                                                                   32
Appendix II                                                                  37

721-16/886M-0203

                                     PART 1

                                THE LIBERTY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003



DEFINITIONS
  "Trust"      Liberty Funds Trust III
  "Fund"       The Liberty Fund
  "Advisor"    Colonial Management Associates, Inc., the Fund's investment advisor
  "LFD"        Liberty Funds Distributor, Inc., the Fund's distributor
  "LFS"        Liberty Funds Services, Inc., the Fund's investor services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1986. The Fund, an open-end, management investment company that is a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on April 30, 1982, and is a successor to a corporation organized in 1904.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective April 1, 1999, the Trust changed its name from Colonial Trust III to its current name. Effective July 14, 2000, the Fund changed its name from The Colonial Fund to its current name.

INVESTMENT GOALS AND POLICIES
The Fund's Prospectuses describe its investment goals and investment policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

     Foreign Currency Transactions
     Foreign Securities
     Forward Commitments
     Futures Contracts and Related Options
     Money Market Instruments
     Mortgage-Backed Securities
     Mortgage Dollar Rolls
     Non-Agency Mortgage-Backed Securities
     Options on Securities
     Repurchase Agreements
     Reverse Repurchase Agreements
     Rule 144A Securities
     Securities Loans
     Short-Term Trading
     Zero Coupon Securities
     Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                b

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:
1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.55% of the first $1 billion of the average daily net assets of the Fund and 0.50% of the average daily net assets in excess of $1 billion.


The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

                                       c

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street] provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)]/(average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)


The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                         YEAR ENDED OCTOBER 31
                                                         ---------------------
                                                    2002         2001            2000
                                                    ----         ----            ----
Management fee                                    $5,870       $7,295          $8,384
Pricing and bookkeeping fee                          407          457             504
Shareholder service and transfer agent fee         3,595        3,724           2,961
12b-1 fees:
    Service fee (Class A)                          1,659        1,845           2,318
    Service fee (Class B)                            773        1,208           1,745
    Service fee (Class C)                             22           25              19
    Distribution fee (Class B)                     2,559        3,959           5,010
    Distribution fee (Class C)                        72           80              56

                                        d

BROKERAGE COMMISSIONS (dollars in thousands)

                                                          YEAR ENDED OCTOBER 31
                                                          ---------------------
                                                   2002          2001            2000
                                                   ----          ----            ----
Total commission                                   $180          $728            $829
Directed transactions (a)                         9,443            85            136

Commissions on directed transactions                 12            71             136

Commissions paid to AlphaTrade Inc.                   0            64              99
 % of Aggregate Commissions                           0           N/A             N/A
 % of Aggregate Dollar Amount of
             Brokerage Transactions                   0           N/A             N/A

Commissions paid to Quick & Reilly, Inc.              0           N/A*            N/A*
 % of Aggregate Commissions                           0           N/A*            N/A*
 % of Aggregate Dollar Amount of
             Brokerage Transactions                   0           N/A*            N/A*

Commissions paid to Robertson Stephens, Inc.          0           N/A*            N/A*
 % of Aggregate Commissions                           0           N/A*            N/A*
 % of Aggregate Dollar Amount of
             Brokerage Transactions                   0           N/A*            N/A*

Commissions paid to Fleet Securities, Inc.            0           N/A*            N/A*
 % of Aggregate Commissions                           0           N/A*            N/A*
 % of Aggregate Dollar Amount of
             Brokerage Transactions                   0           N/A *           N/A*



(a) See "Management of the Fund - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.

* SEC rules do not require the reporting of comission information for the fiscal years ended October 31, 2000 and 2001, as the entities named were not affiliates of the Fund during that time.


                                      e

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:


                                                 PENSION OR           TOTAL COMPENSATION FROM FUND
                                                 RETIREMENT           AND THE LIBERTY FUND COMPLEX
                                                 BENEFITS ACCRUED     PAID TO TRUSTEES FOR THE        AGGREGATE COMPENSATION FROM
                                                 AS PART OF           CALENDAR YEAR ENDED             FUND FOR THE FISCAL YEAR ENDED
TRUSTEE                                          FUND EXPENSES(b)     DECEMBER 31, 2002(c)            OCTOBER 31, 2002
-------                                          ----------------     --------------------            -----------------------------
John A. Bacon (d)                                N/A                         N/A                                  N/A
Robert J. Birnbaum                               N/A                     $24,806                                  N/A
Tom Bleasdale (d)                                N/A                      51,500                                  N/A
William W. Boyd (d)                              N/A                         N/A                                  N/A
Lora S. Collins (d)                              N/A                      96,000                                  N/A
James E. Grinnell (d)                            N/A                      24,806                                  N/A
Douglas A. Hacker                                N/A                      98,000                               $3,562
Janet Langford Kelly                             N/A                      97,000                                3,525
Richard W. Lowry                                 N/A                     124,806                                3,633
Salvatore Macera                                 N/A                      98,000                                3,562
William E. Mayer                                 N/A                     127,806                                3,743
James L. Moody, Jr. (d)                          N/A                      91,000                                  N/A
Charles R. Nelson                                N/A                      98,000                                3,562
John J. Neuhauser                                N/A                     124,974                                3,600
Joseph R. Palombo(e)                             N/A                         N/A                                  N/A
Thomas Stitzel                                   N/A                      98,000                                3,562
Thomas C. Theobald                               N/A                     102,000                                3,706
Anne-Lee Verville                                N/A                  102,000(f)                                3,706(f)


(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(d) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(e) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.

(f) During the fiscal year ended October 31, 2002, Ms. Verville deferred $2,164 of her compensation from the Fund, and in the calendar year ended December 31, 2002 deferred $51,000 of her compensation, pursuant to the deferred compensation plan.

                                        f

ROLE OF THE BOARD OF TRUSTEES
The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened six times.


GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened one time.


ADVISORY FEES & Expenses Committee

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees & Expenses Committee convened six times.


TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.


                                       g

SHARE OWNERSHIP


The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and (ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.



                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY       SECURITIES OWNED IN ALL FUNDS OVERSEEN BY
        NAME OF TRUSTEE            SECURITIES OWNED IN THE FUND         TRUSTEE IN LIBERTY FUND COMPLEX
        ---------------            ----------------------------         -------------------------------
Disinterested Trustees
Douglas A. Hacker                               $0                              Over $100,000
Janet Langford Kelly                            $0                              Over $100,000
Richard W. Lowry (g)                            $0                              Over $100,000
Salvatore Macera                                $0                            $50,001 - $100,000
Charles R. Nelson                               $0                              Over $100,000
John J. Neuhauser (g)                       Over $100,000                       Over $100,000
Thomas E. Stitzel                               $0                            $50,001 - $100,000
Thomas C. Theobald                              $0                              Over $100,000
Anne-Lee Verville                               $0                                   $0*

Interested Trustees
William E. Mayer (g)                            $0                            $50,001 - $100,000
Joseph R. Palombo                               $0                               $1 - $10,000



(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

 * Because Ms. Verville's share ownership in the Liberty Fund Complex is through her deferred compensation plan, her ownership is not required to be disclosed.


OWNERSHIP OF THE FUND

As of record on January 31, 2003, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Class A, Class B, Class C and Class Z shares then outstanding.

As of record on January 31, 2003, the following shareholders owned of record more than 5% or more of one or more of each class of the Fund's outstanding shares:

CLASS Z SHARES

Columbia Trust Company Rollover IRA         14.11%
James J. Laughter
1962 E Spring Valley Pike
Dayton, OH 45428-2800

Victor E. Grimm                              7.13%
1300 Davis Street
Evanston, IL 60201-4104

William R. Larsen &                         50.68%
Beatriz M. DE Larsen JTWROS
416 E 11th Street, SE
Rome, GA 30161-6222

Patrick T. Riley                             11.46%
1066 Golden Pine Lane
Monument, CO 80132-9347



As of record on January 31, 2003, there were 40,504 Class A, 32,420 Class B, 1,251 Class C and 17 Class Z shareholders of record of the Fund.



                                       h

SALES CHARGES (dollars in thousands)
                                                       CLASS A SHARES
                                                   YEAR ENDED OCTOBER 31
                                                   ---------------------
                                             2002             2001            2000
                                             ----             ----            ----
Aggregate initial sales charges on
  Fund share sales                           $243             $413          $1,230
Initial sales charges retained by
  LFD                                          36               63              61
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by LFD
                                               17                7               6
                                                       CLASS B SHARES
                                                   YEAR ENDED OCTOBER 31
                                                   ---------------------
                                           2002             2001            2000
                                           ----             ----            ----
Aggregate CDSC on Fund redemptions
  retained by LFD                             $0              $907           $1,558

                                                       CLASS C SHARES
                                                   YEAR ENDED OCTOBER 31
                                                   ---------------------
                                           2002             2001            2000
                                           ----             ----            ----
Aggregate CDSC on Fund redemptions
  retained by LFD                             $5                $1               $8



12B-1 PLAN, CDSCS AND CONVERSION OF SHARES
The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for Class A, Class B and Class C shares. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributable to Class A shares outstanding prior to April 1, 1989, and a service fee at an annual rate of 0.25% of the Fund's net assets attributable to shares of each Class issued thereafter. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributable to its Class B and Class C shares. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus for the Fund's Class A, B and C shares.


No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended October 31, 2002, were:



                                                      CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
                                                      --------------       --------------      --------------
Fees to FSFs                                             $1,585               $1,550                $28
Allocated cost of sales material relating to
  the Fund  (including printing, mailing and
  promotional expenses)                                     123                   92                  5

Allocated travel, entertainment and other
  promotional expenses                                      106                   82                  4



INVESTMENT PERFORMANCE

The Fund's Class A, Class B, Class C and Class Z yields for the month ended October 31, 2002 were 2.07%, 1.45%, 1.44% and 2.51%, respectively.

The Fund's Class A, Class B, Class C and Class Z share average annual total returns at October 31, 2002 were:



                                                          CLASS A SHARES
                                                          --------------
                                     1 YEAR                 5 YEARS                    10 YEARS
                                     ------                 -------                    --------
With sales charge                   (14.41)%                (1.30)%                      7.37%
Return after taxes on                                       (3.78)%                      4.80%
  distributions                     (15.18)%
Return after taxes on                (8.81)%                (1.34)%                      5.34%
  distributions and sale of
  fund shares
Without sales charge of              (9.19)%                (0.12)%                      8.01%
  5.75%
Return after taxes on               (10.01)%                (2.64)%                      5.42%
  distributions
Return after taxes on                (5.60)%                (0.41)%                      5.89%
  distributions and sale of
  fund shares

                                                          CLASS B SHARES
                                                          --------------
                                     1 YEAR                  5 YEARS                    10 YEARS
                                     ------                  -------                    --------
With CDSC                            (14.21)%                (1.11)%                      7.20%
Return after taxes on                (14.76)%                (3.35)%                      4.93%
  distributions
Return after taxes on                (8.69)%                 (1.04)%                      5.39%
  distributions and sale of
  fund shares
Without applicable CDSC              (9.77)%                 (0.86)%                      7.20%
Return after taxes on                (10.32)%                (3.07)%                      4.93%
  distributions
Return after taxes on                (5.97)%                 (0.85)%                      5.39%
  distributions and sale of
  fund shares

                                                j

                                                          CLASS C SHARES
                                                          --------------
                                      1 YEAR                5 YEARS(h)                10 YEARS(h)
                                      ------                ----------                -----------
With CDSC                            (10.67)%                 (0.87)%                     7.59%
Return after taxes on                (11,.22)%                (3.10)%                     5.16%
  distributions
Return after taxes on                 (6.52)%                 (0.86)%                     5.63%
  distributions and sale of
  fund shares
Without applicable CDSC               (9.78)%                 (0.87)%                     7.59%
Return after taxes on                (10.33)%                 (3.10)%                     5.16%
  distributions
Return after taxes on                 (5.97)%                 (0.86)%                     5.63%
  distributions and sale of
  fund shares
                                                          CLASS Z SHARES
                                                          --------------
                                      1 YEAR                5 YEARS(h)                10 YEARS(h)
                                      ------                ----------                -----------
Without Sales Charge                  (8.88)%                  0.96%                      8.66%
Return after taxes on                 (9.73)%                 (1.59)%                     6.03%
  distributions
Return after taxes on                 (5.41)%                  0.39%                      6.40%
  distributions and sale of
  fund shares



(h) Classes C and Z shares are the newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class C shares would be lower and for Class Z shares would be higher, since Class Z shares are not subject to sales charges or service fees. Class C shares were initially offered on August 1, 1997, and Class Z shares were initially offered on July 31, 1995.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS/AUDITORS OF THE FUND


Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, are the Fund's independent auditors, providing audit services, tax return review, other tax consulting services, and assistance and consultation in connection with the review of various SEC filings. For periods prior to October 31, 1999, other independent accountants served as the Fund's independent accountants. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP for the years ended October 31, 2002, 2001, 2000 and 1999, and other independent accountants for the periods prior to the year ended October 31, 1999, given on the authority of said firms as experts in accounting and auditing.


MANAGEMENT OF THE FUND
The Advisor is the investment advisor to the Fund. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

Under a Management Agreement with the Trust on behalf of the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments in accordance with the Fund's investment objective, program, and restrictions as provided in the Fund's prospectus and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the respective fees described in the Prospectus. Under the Management Agreement, any liability of the Advisor to the Trust, the Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

                                        k

Nordea Investment Management North America, Inc. (NIMNAI), which is located at 437 Madison Avenue, New York, NY 10022, serves as the investment sub-advisor for the Fund and manages the portion of the Fund's assets allocated to foreign equity securities. NIMNAI, an investment advisor since 1994, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Fund effective January 1, 2002. NIMNAI is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), NSI's ultimate parent and one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Fund at NSI continue to perform those functions on behalf of NIMNAI. NIMNAI's investment decisions for the Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

Under the sub-advisory agreement with the Advisor and the Trust, on behalf of the Fund, NIMNAI manages a portion of the Fund's foreign securities, as determined by the Advisor, in accordance with the investment objectives, policies and limitations of the Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Fund and/or Fund shareholders is limited to situations involving NIMNAI's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.



                                       l

                       LIBERTY NEWPORT GLOBAL EQUITY FUND
                       A SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty Newport Global Equity Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated March 1, 2003. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated October 31, 2002. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Fund's Financial Statements and Report of Independent Accountants appearing in the October 31, 2002 Annual Report are incorporated into this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

     PART 1                                                      PAGE


     Definitions                                                   b
     Organization and History                                      b
     Investment Goal and Policies                                  b
     Fundamental Investment Policies                               b
     Other Investment Policies                                     c
     Fund Charges and Expenses                                     d
     Investment Performance                                        i
     Custodian of the Fund                                         j
     Independent Accountants of the Fund                           j
     Management of the Fund                                        j


     PART 2


     Miscellaneous Investment Practices                            1
     Taxes                                                        12
     Management of the Funds                                      15
     Determination of Net Asset Value                             30
     How to Buy Shares                                            31
     Special Purchase Programs/Investor Services                  32
     Programs for Reducing or Eliminating Sales Charges           33
     How to Sell Shares                                           36
     Distributions                                                37
     How to Exchange Shares                                       37
     Suspension of Redemptions                                    38
     Shareholder Liability                                        38
     Shareholder Meetings                                         38
     Performance Measures                                         38
     Appendix I                                                   41
     Appendix II                                                  47


733-16/992M-0203

                                     PART 1
                       LIBERTY NEWPORT GLOBAL EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003


DEFINITIONS
     "Fund"             Liberty Newport Global Equity Fund
     "Trust"            Liberty Funds Trust III
     "Advisor"          Newport Fund Management, Inc., the Fund's investment advisor
     "Administrator"    Colonial Management Associates, Inc., the Fund's administrator
     "LFD"              Liberty Funds Distributor, Inc., the Fund's distributor
     "LFS"              Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund, an open-end, management investment company that is a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on August 23, 1991. The Fund is the successor by reorganization to the Liberty Financial Utilities Fund. The reorganization occurred on March 27, 1995. All references to the Fund as of a time prior to such date shall be deemed to refer to the Liberty Financial Utilities Fund. On February 26, 1999, Liberty Funds Trust VIII collapsed into the Fund, therefore terminating the master/feeder fund structure. Effective April 1, 1999, the Trust changed its name from "Colonial Trust III" to its current name. Effective July 14, 2000, the Fund changed its name from "Colonial Global Utilities Fund" to "Liberty Newport Global Utilities Fund," and effective February 12, 2001, the Fund changed its name to "Liberty Newport Global Equity Fund."

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

INVESTMENT GOAL AND POLICIES


The Fund's Prospectus describes the Fund's investment goal and investment strategies and risks. Part 1 of this SAI contains additional information concerning, among other things, the fundamental investment policies of the Fund.
Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:


     Lower Rated Bonds
     Foreign Securities
     Money Market Instruments
     Forward Commitments
     Repurchase Agreements
     Futures Contracts and Related Options
     Foreign Currency Transactions
     Securities Lending
     Zero Coupon Securities
     Pay-In-Kind Securities
     Options on Securities
     Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES


The Investment Company Act of 1940, as amended (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.


                                       b

As fundamental policies, the Fund may not:

1. Borrow from banks, other affiliated funds and other entities except to the extent permitted by applicable law and, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures and options transactions);

3. Issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;

4. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

5. Make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

6. Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

7. Purchase or sell real estate or interests in real estate limited partnerships (other than securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities and to enter into futures and options transactions in accordance with its investment policies); or

8. Invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. government and repurchase agreements collateralized by obligations of the U.S. government), except that the Fund may invest without limit (but may not invest less than 25% of its total assets) in the securities of companies in the public utilities industry and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund.

                                       c

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote the Fund may not:

1. Invest in illiquid securities, including repurchase agreements maturing in more than seven days but excluding securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, if, as a result thereof, more than 15% of the net assets (taken at market value at the time of each investment of the Fund, as the case may be) would be invested in such securities and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund;

2. Invest in companies for the purpose of exercising control or management except that the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund;

3. Invest in the voting securities of a public utility company if, as a result, it would own 5% or more of the outstanding voting securities of more than one public utility company;

4. Make investments in the securities of other investment companies except that the Fund may invest all or substantially all its assets in another registered investment company having substantially the same investment restrictions as the Fund;

5. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by the Fund except (a) as may be necessary in connection with borrowings mentioned in (1) under Fundamental Investment Policies, and (b) the Fund may enter into futures and options transactions; or

6. Invest more than 5% of its total assets in puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures and options on futures).

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.


Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goal, policies and restrictions as the Fund.


FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.40% for the first billion and 0.35% over $1 billion. Prior to February 1, 2001, Stein Roe and Farnham Incorporated, an affiliate of the Advisor, provided management services.


The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

               [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

                                       d

The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)


                                                              YEAR ENDED OCTOBER 31
                                                              ---------------------
                                                          2002        2001         2000
                                                          ----        ----         ----
Management fee                                            $538        $792         $813
Administration fee                                         336         495          508
Bookkeeping fee                                             63          68           81
Shareholder services and transfer agent fee                656         717          456
12b-1 fees:
  Service fee (Class A)                                    261         495          505
  Service fee (Class B)                                     72         ---          ---
  Service fee (Class C)                                      3         ---          ---
  Distribution fee (Class B)                               215         301           98
  Distribution fee (Class C)                                10          14            8


BROKERAGE COMMISSIONS (dollars in thousands)


                                                               YEARS ENDED OCTOBER 31
                                                               ----------------------
                                                          2002           2001           2000
                                                          ----           ----           ----
Total commissions                                         $197           $692           $343
Directed transactions(a)                                29,973        148,166              0
Commissions on directed transactions                        78            245              0

Commissions paid to AlphaTrade Inc.                          0            N/A            N/A
  % of Aggregate Commissions                                 0            N/A            N/A
  % of Aggregate Dollar Amount of
     Brokerage Transactions                                  0            N/A            N/A

Commissions paid to Quick & Reilly, Inc.(b)                  0            N/A            N/A
  % of Aggregate Commissions                                 0            N/A            N/A
  % of Aggregate Dollar Amount of
     Brokerage Transactions                                  0            N/A            N/A

Commissions paid to Robertson Stephens, Inc.(b)              0            N/A            N/A
  % of Aggregate Commissions                                 0            N/A            N/A
  % of Aggregate Dollar Amount of
     Brokerage Transactions                                  0            N/A            N/A


                                       e

Commissions paid to Fleet Securities, Inc.(b)                0            N/A            N/A
  % of Aggregate Commissions                                 0            N/A            N/A
  % of Aggregate Dollar Amount of
     Brokerage Transactions                                  0            N/A            N/A


(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.

(b) SEC rules do not require the reporting of commission information for the fiscal years ended October 31, 2000 and 2001, as the entities named were not affiliates of the fund during that time.

TRUSTEES AND TRUSTEES' FEES


The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:


                                   Pension or         Total Compensation From Fund      Aggregate Compensation
                              Retirement Benefits     and The Fund Complex Paid To     From Fund For The Fiscal
                               Accrued As Part of    Trustees For The Calendar Year           Year Ended
Trustee                         Fund Expenses(c)       Ended December 31, 2002(d)          October 31, 2002
Robert J. Birnbaum                    N/A                       $ 24,806                           N/A
Tom Bleasdale(e)                      N/A                         51,500                           N/A
Lora S. Collins(e)                    N/A                         96,000                           N/A
James E. Grinnell(e)                  N/A                         24,806                           N/A
Douglas A. Hacker                     N/A                         98,000                          $738
Janet Langford Kelly                  N/A                         97,000                           729
Richard W. Lowry                      N/A                        124,806                           753
Salvatore Macera                      N/A                         98,000                           738
William E. Mayer                      N/A                        127,806                           776
James L. Moody, Jr.(e)                N/A                         91,000                           N/A
Charles R. Nelson                     N/A                         98,000                           738
John J. Neuhauser                     N/A                        124,937                           749
Joseph R. Palombo(f)                  N/A                          N/A                             N/A
Thomas Stitzel                        N/A                         98,000                           737
Thomas C. Theobald                    N/A                        102,000                           768
Anne-Lee Verville                     N/A                        102,000(g)                        768(g)


(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(d) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins will receive $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1,

                                       f

     2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(f) Mr. Palombo does not receive compensation because he is an officer of an affiliate of the Advisor.

(g) During the fiscal year ended October 31, 2002, Ms. Verville deferred $440 of her total compensation from the fund, and in the calendar year ended December 31, 2002, deferred $51,000 of her total compensation of $102,000 pursuant to the deferred compensation plan.


                                       g

ROLE OF THE BOARD OF TRUSTEES

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.


AUDIT COMMITTEE

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.


GOVERNANCE COMMITTEE

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.


ADVISORY FEES & EXPENSES COMMITTEE

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees and Expenses Committee convened six times.


TRADING OVERSIGHT COMMITTEE

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.


                                       h

SHARE OWNERSHIP

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.


                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY       SECURITIES OWNED IN ALL FUNDS OVERSEEN BY
     NAME OF TRUSTEE               SECURITIES OWNED IN THE FUND        TRUSTEE IN LIBERTY FUNDS COMPLEX
     ---------------               ----------------------------        ----------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (h)                     $10,001-$50,000                         Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                               $0                               Over $100,000
John J. Neuhauser (h)                           $0                               Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                               $0                                     $0(i)

INTERESTED TRUSTEES
William E. Mayer (g)                            $0                              $50,001-$100,000
Joseph R. Palombo                               $0                                 $1-$10,000


(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").
(h) Because Ms. Verville's share ownership in the Liberty Funds Complex is through her deferred compensation plan, her ownership is not required to be disclosed.

OWNERSHIP OF THE FUND


As of record on January 31, 2003, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of the Fund.


As of record on January 31, 2003, the following shareholders of record owned 5% or more of a class of shares of the Fund:


Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of its Customers,
Attn: Fund Administration #97KF6, 4800 Deer Lake Drive, E 2nd Fl, Jacksonville, FL 32246-6484, owned shares representing 5.77% of the then outstanding Class B shares.


Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of its Customers,
Attn: Fund Administration #97F85, 4800 Deer Lake Drive, E 2nd Fl, Jacksonville, FL 32246-6484, owned shares representing 6.46% of the then outstanding Class C shares.


As of record on January 31, 2003, there were 11,708 Class A, 9,887 Class B, and 615 Class C record holders of the Fund.


SALES CHARGES (dollars in thousands)


                                                                      CLASS A SHARES
                                                                   YEAR ENDED OCTOBER 31
                                                              2002           2001         2000
                                                              ----           ----         ----
Aggregate initial sales charges on Fund share sales            $29            $53         $254
Initial sales charge retained by LFD                             4              8           17
Aggregate contingent deferred sales charges (CDSC)
on Fund redemptions retained by LFD                             14              1           11


                                       j

                                                                      CLASS B SHARES
                                                                   YEAR ENDED OCTOBER 31
                                                              2002           2001         2000
                                                              ----           ----         ----
Aggregate CDSC on Fund redemptions retained by LFD              $0             $3          $27



                                                                      CLASS C SHARES
                                                                   YEAR ENDED OCTOBER 31
                                                              2002           2001         2000
                                                              ----           ----         ----
Aggregate CDSC on Fund redemptions retained by LFD             (i)            (i)          (i)


(i)   Rounds to less than one.


12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for Class A, Class B and Class C shares. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Administrator) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

After a certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value which are not subject to the distribution fee. See the prospectus for a description of the different programs.

                                       k

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended October 31, 2002, were:



                                                               CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
Fees to FSFs                                                        $327               $99                $8
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                           37                21                 2
Allocated travel, entertainment and other
  Promotional expenses (including advertising)                        27                14                 1


INVESTMENT PERFORMANCE


The Fund's Class A, Class B and Class C shares average annual total returns at October 31, 2002, were:



                                                          CLASS A SHARES
                                           1 YEAR             5 YEARS              10 YEARS
                                           ------             -------              --------
With sales charge of 5.75%(%)             (26.13)              (4.19)                2.94
Return after taxes on                     (26.13)              (5.71)                1.21
Distributions(%)
Return after taxes on Distributions
  and sale of fund shares(%)              (16.04)              (2.87)                2.15
Without sales charge(%)                   (21.62)              (3.05)                3.55
Return after taxes on                     (21.62)              (4.59)                1.81
Distributions(%)
Return after taxes on Distributions
  and sale of fund shares(%)              (16.04)              (2.87)                2.15



                                                          CLASS B SHARES
                                           1 YEAR             5 YEARS             10 YEARS (j)
                                           ------             -------             ------------
With applicable CDSC(%)                   (26.07)              (4.07)                2.95
                                       (5.00% CDSC)         (2.00% CDSC)
Return after taxes on                     (26.07)              (5.49)                1.36
distributions(%)
Return after taxes on distributions
  and sale of fund shares(%)              (16.01)              (2.68)                2.25
Without CDSC(%)                           (22.18)              (3.80)                2.95
Return after taxes on                     (22.18)              (5.21)                1.36
distributions(%)
Return after taxes on distributions
  and sale of fund shares(%)              (13.62)               (2.48)               2.25



                                                         CLASS C SHARES
                                           1 YEAR             5 YEARS             10 YEARS (j)
                                           ------             -------             ------------
With applicable CDSC(%)                   (23.03)              (3.80)                2.95
                                       (1.00% CDSC)
Return after taxes on                     (23.03)              (5.21)                1.36
dDistributions(%)
Return after taxes on distributions
  and sale of fund shares(%)              (14.14)              (2.48)                2.25
Without CDSC(%)                           (22.25)              (3.80)                2.95
Return after taxes on                     (22.25)              (5.21)                1.36
distributions(%)
Return after taxes on distributions
  and sale of fund shares(%)              (13.66)              (2.48)                2.25


(j) Class B and C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns


                                       l
     are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on October 15, 1991, and Class B and Class C shares were initially offered on March 27, 1995.


See Part 2 of this SAI, "Performance Measures" for how calculations are made.

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS OF THE FUND


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the independent accountants for the Fund. The Accountants provide audit services, assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


MANAGEMENT OF THE FUND


The Advisor is the investment advisor to the Fund. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly owned subsidiary of Columbia Management Group, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.


INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The funds and clients advised by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

                                       m


                         STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds or "Liberty Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investmentgoal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

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SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

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The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and
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also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("EURO"). The EURO is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the

AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.


A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND IN THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Tax-Managed Aggressive Growth Fund, Liberty Tax-Managed Growth Fund, Liberty Tax-Managed Growth Fund II, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.


                                             YEAR FIRST
                                             ELECTED OR
                                  POSITION   APPOINTED
      NAME, ADDRESS            WITH LIBERTY     TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS      OFFICE(1)                     DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 47)        Trustee       1996     Executive Vice President - Strategy of United Airlines (airline)
P.O. Box 66100                                           since December, 2002 (formerly President of UAL Loyalty Services
Chicago, IL 60666                                        (airline) from September, 2001 to December, 2002; Executive Vice
                                                         President and Chief Financial Officer of United Airlines from
                                                         March, 1993 to September, 2001 of United Airlines; Senior Vice
                                                         President and Chief Financial Officer of UAL, Inc. prior
                                                         thereto).

Janet Langford Kelly (Age 45)     Trustee       1996     Executive Vice President-Corporate Development and Administration,
One Kellogg Square                                       General Counsel and Secretary, Kellogg Company (food
Battle Creek, MI 49016                                   manufacturer), since September, 1999; Senior Vice President,
                                                         Secretary and General Counsel, Sara Lee Corporation
                                                         (branded, packaged, consumer-products manufacturer) from
                                                         January, 1995 to September, 1999.

Richard W. Lowry (Age 65)         Trustee       1995     Private Investor since August, 1987 (formerly Chairman and Chief
10701 Charleston Drive                                   Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                                     manufacturer)).
                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
      NAME, ADDRESS              OVERSEEN
         AND AGE                BY TRUSTEE      OTHER DIRECTORSHIPS HELD
------------------------------  ---------- ----------------------------------
Douglas A. Hacker (Age 47)          94                    None
P.O. Box 66100
Chicago, IL 60666

Janet Langford Kelly (Age 45)       94                    None
One Kellogg Square
Battle Creek, MI 49016

Richard W. Lowry (Age 65)          94(4)                    None
10701 Charleston Drive
Vero Beach, FL 32963

                                             YEAR FIRST
                                             ELECTED OR
                                  POSITION   APPOINTED
      NAME, ADDRESS            WITH LIBERTY     TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS      OFFICE(1)                     DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
Salvatore Macera (Age 71)         Trustee       1998     Private Investor since 1981 (formerly Executive Vice President and
26 Little Neck Lane                                      Director of Itek Corporation (electronics) from 1975 to 1981).
New Seabury, MA  02649

Charles R. Nelson (Age 60)        Trustee       1981     Professor of Economics, University of Washington, since January
Department of Economics                                  1976; Ford and Louisa Van Voorhis Professor of Political Economy,
University of Washington                                 University of Washington, since September 1993; Director,
Seattle, WA 98195                                        Institute for Economic Research, University of Washington, since
                                                         September 2001; Adjunct Professor of Statistics, University
                                                         of Washington, since September 1980; Associate Editor,
                                                         Journal of Money Credit and Banking, since September,
                                                         1993;Trustee of the Columbia Funds since July, 2002;
                                                         consultant on econometric and statistical matters.

John J. Neuhauser (Age 59)        Trustee       1985     Academic Vice President and Dean of Faculties since August, 1999,
84 College Road                                          Boston College (formerly Dean, Boston College School of Management
Chestnut Hill, MA 02467-3838                             from September, 1977 to September, 1999).

Thomas E. Stitzel (Age 67)        Trustee       1998     Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                                   1975 to 1999 and Dean from 1977 to 1991, College of Business,
Boise, ID  83706                                         Boise State University); Chartered Financial Analyst.
                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
      NAME, ADDRESS              OVERSEEN
         AND AGE                BY TRUSTEE      OTHER DIRECTORSHIPS HELD
------------------------------  ---------- ----------------------------------
Salvatore Macera (Age 71)           94                    None
26 Little Neck Lane
New Seabury, MA  02649

Charles R. Nelson (Age 60)         109(2)                 None
Department of Economics
University of Washington
Seattle, WA 98195






John J. Neuhauser (Age 59)          94(4)   Saucony, Inc. (athletic footwear);
84 College Road                                      SkillSoft Corp.
Chestnut Hill, MA 02467-3838                          (E-Learning)

Thomas E. Stitzel (Age 67)          94                    None
2208 Tawny Woods Place
Boise, ID  83706

                                             YEAR FIRST
                                             ELECTED OR
                                  POSITION   APPOINTED
      NAME, ADDRESS            WITH LIBERTY     TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS      OFFICE(1)                     DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 65)      Trustee        1996     Managing Director, William Blair Capital Partners (private equity
27 West Monroe Street,                                   investing) since September, 1994 (formerly Chief Executive Officer
Suite 3500                                               and Chairman of the Board of Directors, Continental Bank
Chicago, IL 60606                                        Corporation prior thereto).


Anne-Lee Verville (Age 57)       Trustee        1998     Author and speaker on educational systems needs (formerly General
359 Stickney Hill Road                                   Manager, Global Education Industry from 1994 to 1997, and
Hopkinton, NH  03229                                     President, Applications Solutions Division from 1991 to 1994, IBM
                                                         Corporation (global education and global applications)).

                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
      NAME, ADDRESS              OVERSEEN
         AND AGE                BY TRUSTEE      OTHER DIRECTORSHIPS HELD
------------------------------  ---------- ----------------------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 65)         94      Anixter International (network
27 West Monroe Street,                      support equipment distributor),
Suite 3500                                  Jones Lang LaSalle (real estate
Chicago, IL 60606                            management services) and MONY
                                                Group (life insurance).

Anne-Lee Verville (Age 57)          94          Chairman of the Board of
359 Stickney Hill Road                       Directors, Enesco Group, Inc.
                                              (designer, importer and
                                             distributor of giftware and
                                                     collectibles).

                                             YEAR FIRST
                                             ELECTED OR
                                  POSITION   APPOINTED
      NAME, ADDRESS            WITH LIBERTY     TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS      OFFICE(1)                     DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
INTERESTED TRUSTEES

William E. Mayer(3) (Age 62)      Trustee       1994     Managing Partner, Park Avenue Equity Partners (private equity)
399 Park Avenue                                          since February, 1999 (formerly Founding Partner, Development
Suite 3204                                               Capital LLC from November 1996 to February, 1999; Dean and
New York, NY 10022                                       Professor, College of Business and Management, University of
                                                         Maryland from October, 1992 to November, 1996).

Joseph R. Palombo(3) (Age 50)  Trustee, and     2000     Chief Operating Officer of Columbia Management Group, Inc.
One Financial Center           Chairman of               (Columbia Management Group) since November, 2001; formerly Chief
Boston, MA 02111               the Board and             Operations Officer of Mutual Funds, Liberty Financial Companies,
                                President                Inc. from August, 2000 to November, 2001; Executive Vice
                                                         President of Stein Roe & Farnham Incorporated (Stein Roe)
                                                         since April, 1999; Executive Vice President and Director of the Advisor since April, 1999; Director of Stein Roe since
                                                         September, 2000; President of Liberty Funds and Stein Roe
                                                         Funds since February, 2003; Trustee and Chairman of the
                                                         Board of the Stein Roe Funds since October, 2000; Manager of
                                                         Stein Roe Floating Rate Limited Liability Company since
                                                         October, 2000 (formerly Vice President of the Liberty Funds from April, 1999 to August, 2000; Chief Operating Officer
                                                         and Chief Compliance Officer, Putnam Mutual Funds from
                                                         December, 1993 to March, 1999).
                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
      NAME, ADDRESS              OVERSEEN
         AND AGE                BY TRUSTEE      OTHER DIRECTORSHIPS HELD
------------------------------  ---------- ----------------------------------
INTERESTED TRUSTEES

William E. Mayer(3) (Age 62)        94(4)  Lee Enterprises (print media), WR
399 Park Avenue                            Hambrecht + Co. (financial service
Suite 3204                                    provider) and First Health
New York, NY 10022                                   (healthcare).


Joseph R. Palombo(3) (Age 50)       94                  None
One Financial Center
Boston, MA 02111

(1) In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

(2) In addition to serving as a disinterested trustee of the Liberty funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

(4) In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

                                             YEAR FIRST
                                             ELECTED OR
                                 POSITION     APPOINTED
      NAME, ADDRESS            WITH LIBERTY      TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS        OFFICE                       DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
OFFICERS

Vicki L. Benjamin (Age 41)         Chief        2001     Controller of the Liberty Funds, Stein Roe Funds and Liberty
One Financial Center             Accounting              All-Star Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                Officer and              Liberty Funds, Stein Roe Funds and Liberty All-Star Funds since
                                 Controller              June, 2001; Controller and Chief Accounting Officer of the
                                                         Galaxy Funds since September, 2002 (formerly Vice President,
                                                         Corporate Audit, State Street Bank and Trust Company from
                                                         May, 1998 to April, 2001; Audit Manager from July, 1994 to
                                                         June, 1997; Senior Audit Manager from July, 1997 to May,
                                                         1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)    Treasurer      2000     Treasurer of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                     since December, 2000 (formerly Controller of the Liberty Funds and
Boston, MA 02111                                         of the Liberty All-Star Funds from February, 1998 to October,
                                                         2000); Treasurer of the Stein Roe Funds since February, 2001
                                                         (formerly Controller from May, 2000 to February, 2001);
                                                         Treasurer of the Galaxy Funds since September, 2002;
                                                         (formerly Vice President of the Advisor from February, 1998 to October, 2000) (formerly Senior Tax Manager, Coopers &
                                                         Lybrand, LLP from April, 1996 to January, 1998).

                                             YEAR FIRST
                                             ELECTED OR
                                 POSITION     APPOINTED
      NAME, ADDRESS            WITH LIBERTY      TO                         PRINCIPAL OCCUPATION(S)
         AND AGE                  FUNDS        OFFICE                       DURING PAST FIVE YEARS
------------------------------ ------------- ----------- ------------------------------------------------------------------
OFFICERS

Jean S. Loewenberg (Age 57)      Secretary      2002     Secretary of the Liberty Funds, Stein Roe Funds and of the Liberty
One Financial Center                                     All-Star Funds since February, 2002; General Counsel of Columbia
Boston, MA 02111                                         Management Group since December, 2001; Senior Vice President since

                                                         November, 1996 and Assistant General Counsel since
                                                         September, 2002 of Fleet National Bank (formerly Senior Vice
                                                         President and Group Senior Counsel of Fleet National Bank
                                                         from November, 1996 to September, 2002)..

TRUSTEE POSITIONS

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment goals and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment goal, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectuses. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint board meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 80 open-end and14 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND, LIBERTY TAX-MANAGED GROWTH FUND, LIBERTY TAX-MANAGED GROWTH FUND II, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND,LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC
FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN

OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

          (a)  providing office space, equipment and clerical personnel;

          (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

          (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

          (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

          (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

          (f)  maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

          (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    an annual flat fee of $10,000, paid monthly; and

- in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

               [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN

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OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE
FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money MARKET Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Tax-Managed Aggressive Growth, Liberty Tax-Managed Growth Fund, Liberty Tax-Managed Growth Fund II, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust III, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

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The Advisor may use the services of Quick & Reilly, Inc., or Fleet Securities,
Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

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LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

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TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A or Class B shares with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.   the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares (other than shares of the Liberty Newport Asia Pacific Fund, Liberty Newport Europe Fund, Liberty Newport Greater China Fund, Liberty Newport Global Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Tiger Fund, Liberty International Equity Fund, Liberty European Thematic Equity Fund and Liberty Global Thematic Equity Fund that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

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PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE
"ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual Rule 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

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4.   DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

                                       34
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A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

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Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning,

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Changing Times, Reuters Information Services, Wiesenberger Mutual Funds
Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

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                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

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Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime-1  Highest Quality
                  Prime-2  Higher Quality
                  Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2002


           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
CREDIT SUISSE FIRST BOSTON
                  CSFB High Yield Index                                                            3.11
                  CSFB Leveraged Loan Index                                                        1.11
LEHMAN BROTHERS:
                  Lehman General Obligation Index                                                  9.19
                  Lehman Quality Intermediate Muni Bond Index                                      9.23
                  Lehman 3-15 Year Blend                                                           9.66
LIPPER, INC.
                  AMEX Composite Index P                                                          -2.74
                  AMEX Computer Tech IX P                                                        -34.32
                  AMEX Institutional IX P                                                        -24.34
                  AMEX Major Market IX P                                                         -14.37
                  Bse Sensex Index                                                                 3.52
                  CAC 40: FFR IX P                                                               -33.75
                  CD Rate 1 Month Index Tr                                                         1.73
                  CD Rate 3 Month Index Tr                                                         1.74
                  CD Rate 6 Month Index Tr                                                         1.81
                  Consumer Price Index                                                             2.38
                  DAX:DM IX TR                                                                   -43.94
                  Dow Jones 65 Comp Av P                                                         -17.88
                  Dow Jones Ind Average P                                                        -16.76
                  Dow Jones Ind Dly Reinv                                                        -15.01
                  Dow Jones Ind Mth Reinv                                                        -15.04
                  Dow Jones Trans Av P                                                           -12.50
                  Dow Jones Trans Av Tr                                                          -11.48
                  Dow Jones Util Av P                                                            -26.79
                  Dow Jones Util Av Tr                                                           -23.38
                  Ft/S&P Act Wld Ex US IX                                                        -16.63
                  Jakarta Composite Index                                                          8.39
                  Jasdaq Index:Yen P                                                             -18.45
                  Lehman 1-3 Govt/Cred Tr                                                          6.28
                  Lehman 1-3 Govt/Credit P                                                         1.12
                  Lehman Aggregate Bd P                                                            4.39
                  Lehman Aggregate Bd Tr                                                          10.25
                  Lehman Cr Bd Int P                                                               3.35
                  Lehman Cr Bd Int Tr                                                             10.14
                  Lehman Govt Bd Int P                                                             4.32
                  Lehman Govt Bd Int Tr                                                            9.64
                  Lehman Govt Bd Long P                                                           10.20
                  Lehman Govt Bd Long Tr                                                          16.99
                  Lehman Govt Bd P                                                                 5.82
                  Lehman Govt Bd Tr                                                               11.50
                  Lehman Govt/Cr Bd P                                                              4.77
                  Lehman Govt/Cr Bd Tr                                                            11.04
                  Lehman Govt/Cr Int P                                                             3.86
                  Lehman Govt/Cr Int Tr                                                            9.84
                  Lehman High Yield P                                                            -10.17

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  Lehman High Yield Tr                                                            -1.41
                  Lehman Muni 10 Yr IX P                                                           5.02
                  Lehman Muni 10 Yr IX Tr                                                         10.17
                  Lehman Muni 3 Yr IX P                                                            1.68
                  Lehman Muni 3 Yr IX Tr                                                           6.72
                  Lehman Muni 5 Yr IX Tr                                                           9.27
                  Lehman Muni Bond IX P                                                            4.34
                  Lehman Muni Bond IX Tr                                                           9.60
                  ML 10+ Yr Treasury IX Tr                                                        16.77
                  ML 100 Tech IX TR                                                              -41.54
                  ML 10Yr Strip TR Ix                                                             21.00
                  ML 1-10 YR CORP BD IX P                                                          2.96
                  ML 1-10 YR CORP BD IX TR                                                         9.82
                  ML 1-3 Yr Muni IX P                                                              0.50
                  ML 1-3 Yr Muni IX Tr                                                             4.96
                  ML 1-3 Yr Treasury IX P                                                          0.98
                  ML 1-3 Yr Treasury IX Tr                                                         5.76
                  ML 1-5 Yr Gv/Cp Bd IX P                                                          2.43
                  ML 1-5 Yr Gv/Cp Bd IX Tr                                                         7.91
                  ML 15 Yr Mortgage IX P                                                           4.02
                  ML 15 Yr Mortgage IX Tr                                                          9.28
                  ML 1-5 Yr Treasury IX P                                                          2.39
                  ML 1-5 Yr Treasury IX Tr                                                         7.47
                  ML 15+ Yr Treasury IX TR                                                        17.08
                  ML 15Yr Strip TR IX                                                             22.27
                  ML 20Yr Strip TR IX                                                             20.76
                  ML 25Yr Strip TR IX                                                             21.22
                  ML 3 MO T-Bill IX Tr                                                             1.78
                  ML 3-5 Yr Govt IX P                                                              5.57
                  ML 3-5 Yr Govt IX Tr                                                            11.22
                  ML 3-7 Yr Muni IX Tr                                                            10.10
                  ML 5-10Yr Treasury IX TR                                                        13.76
                  ML 5Yr strip TR IX                                                              14.63
                  ML 7-12 YR MUNI IX P                                                             6.20
                  ML 7-12 YR MUNI IX TR                                                           11.46
                  ML ALL CV EX ID IX                                                              -3.87
                  ML AUS GOVT IX TR                                                               -9.39
                  ML AUSTRIAN GOVT P                                                              23.77
                  ML AUSTRIAN GOVT TR                                                             29.83
                  ML BELGIAN GOVERNMENTS P                                                        23.19
                  ML BELGIAN GOVTS TR                                                             30.24
                  ML Corp Master Index P                                                           3.07
                  ML Corp Master Index Tr                                                         10.17
                  ML CV BD SPEC QUAL IX P                                                         -5.39
                  ML CV BD SPEC QUAL IX TR                                                        -1.73
                  ML DANISH GOVTS P                                                               22.19
                  ML DANISH GOVTS TR                                                              29.37
                  ML DUTCH GOVERNMENTS P                                                          22.86
                  ML DUTCH GOVTS TR                                                               29.52
                  ML EM BRADY BD IX                                                                7.36
                  ML EM EUR/MIDEAST AFR P                                                         13.44
                  ML EM EUR/MIDEAST AFR TR                                                        22.81
                  ML EM LATIN AMERICA P IX                                                        -3.79
                  ML EM LATIN AMERICA TR                                                           5.89
                  ML EMG MKT ASIA P IX                                                             7.49
                  ML EMG MKT ASIA TR IX                                                           17.64
                  ML EMG MKT EU ME AFR P                                                          16.18

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  ML EMG MKT EU ME AFR TR                                                         26.45
                  ML EMG MKT LATIN AM P IX                                                        -8.23
                  ML EMG MKT LATIN AM TR                                                           2.18
                  ML EMU BROAD MARKET TR                                                          28.84
                  ML EMU BROAD MKT P IX                                                           22.41
                  ML EMU DIRECT GOVTS P IX                                                        22.83
                  ML EMU DIRECT GOVTS TR                                                          29.39
                  ML EURO HIGH YIELD P IX                                                          1.97
                  ML EURO HIGH YIELD TR IX                                                        12.01
                  ML FINNISH GOVTS P IX                                                           22.65
                  ML FINNISH GOVTS TR  IX                                                         29.51
                  ML FRENCH GOVTS P IX                                                            24.84
                  ML FRENCH GOVTS TR IX                                                           31.56
                  ML GERMAN FED GOVTS P                                                           22.68
                  ML GERMAN FED GOVTS TR                                                          28.83
                  ML GLBL BOND INDEX TR IX                                                        16.06
                  ML Glbl Govt Bond Inx P                                                         12.11
                  ML Glbl Govt Bond Inx Tr                                                        17.05
                  ML Glbl Gv Bond IX II P                                                         14.26
                  ML Glbl Gv Bond IX II Tr                                                        19.54
                  ML GLBL GVT BND IX II TR                                                        22.67
                  ML GLOBAL BOND IX P                                                             10.36
                  ML GLOBAL EM SOV P IX                                                           -1.87
                  ML GLOBAL EM SOV TR IX                                                          13.29
                  ML GLOBAL HIGH YIELD P I                                                       -10.43
                  ML GLOBAL HIGH YIELD TR                                                         -1.90
                  ML Gov/ Corp Master IX T                                                        10.95
                  ML Govt Master Index P                                                           5.58
                  ML Govt Master Index Tr                                                         11.30
                  ML Govt/Corp Master IX P                                                         4.71
                  ML HIGH YLD MASTER 2  P                                                        -10.41
                  ML HIGH YLD MASTER 2  TR                                                        -1.89
                  ML High Yld Master IX P                                                        -10.03
                  ML High Yld Master IX Tr                                                        -1.14
                  ML ITALIAN GOVTS P IX                                                           22.67
                  ML ITALIAN GOVTS TR IX                                                          29.35
                  ML JPN GOVT IX TR                                                               76.13
                  ML LA  BRADY BD IX                                                               0.34
                  ML Master Muni IX Tr                                                            10.73
                  ML Mortgage Master IX P                                                          4.10
                  ML Mortgage Master IX Tr                                                         9.41
                  ML MUNI 22-52 yr DUR TR                                                         10.70
                  ML Muni 7-12 Dur TR IX                                                          11.46
                  ML Norwegian Govts P IX                                                         32.82
                  ML Norwegian Govts TR IX                                                        40.99
                  ML PAN-EURO GOVT IX                                                             28.58
                  ML Portugese Govts P IX                                                         23.40
                  ML Portugese Govts TR IX                                                        29.79
                  ML Spanish Govts P IX                                                           23.28
                  ML Spanish Govts TR IX                                                          29.91
                  ML Sterling Hi Yld P IX                                                        -10.79
                  ML Sterling Hi Yld TR IX                                                        -2.56
                  ML Swedish Govts P IX                                                           24.74
                  ML Swedish Govts TR IX                                                          31.82
                  ML Swiss Govts P IX                                                             29.74
                  ML Swiss Govts TR IX                                                            34.73
                  ML Treasury Master IX P                                                          5.72

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  ML Treasury Master IX Tr                                                        11.57
                  ML UK Gilts P IX                                                                14.79
                  ML UK Gilts TR IX                                                               21.87
                  ML US CP/GV 10+ YR IX P                                                          7.69
                  ML US CP/GV 10+ YR IX TR                                                        14.96
                  ML US DOM MASTER  IX P                                                           4.49
                  ML US DOM MASTER  IX TR                                                         10.41
                  MSCI AC Americas Free GD                                                       -22.32
                  MSCI AC Americas Free ID                                                       -23.61
                  MSCI AC ASIA FR DGD                                                             -9.74
                  MSCI AC ASIA FR DND                                                             -9.91
                  MSCI AC Asia Fr-Ja IX GD                                                        -8.33
                  MSCI AC Asia Fr-Ja IX ID                                                       -10.19
                  MSCI AC ASIA PAC FR DGD                                                         -8.34
                  MSCI AC ASIA PAC FR DND                                                         -8.62
                  MSCI AC ASIA PAC FR P IX                                                        -9.78
                  MSCI AC Asia Pac Fr-J GD                                                        -5.11
                  MSCI AC Asia Pac FR-J IX                                                        -7.57
                  MSCI AC Asia Pac Fr-J ND                                                        -5.57
                  MSCI AC Europe IX GD                                                           -17.85
                  MSCI AC Europe IX ID                                                           -19.86
                  MSCI AC Fe Free IX GD                                                           -9.96
                  MSCI AC Fe Free IX ID                                                          -11.07
                  MSCI AC Fe Fr-Ja IX GD                                                          -9.23
                  MSCI AC Fe Fr-Ja IX ID                                                         -11.05
                  MSCI AC FE FR-JA IX ND                                                          -9.37
                  MSCI AC Pac Fr-Jpn IX GD                                                        -5.50
                  MSCI AC Pac Fr-Jpn IX ID                                                        -7.96
                  MSCI AC Pacific FR IX ID                                                        -9.93
                  MSCI AC WLD FR VAL IX GD                                                       -18.95
                  MSCI AC WLD FR-US GR DGD                                                       -14.73
                  MSCI AC World Free IX GD                                                       -18.98
                  MSCI AC World Free Ix ID                                                       -20.51
                  MSCI AC World Free IX ND                                                       -19.32
                  MSCI AC World Fr-USA GD                                                        -14.67
                  MSCI AC World Fr-USA ID                                                        -16.53
                  MSCI AC WRLD FR GR DGD                                                         -19.07
                  MSCI AC Wrld Fr-Ja IX GD                                                       -19.78
                  MSCI AC Wrld Fr-Ja IX ID                                                       -21.37
                  MSCI AC WRLD FR-US V DGD                                                       -14.63
                  MSCI Argentina IX GD                                                           -50.55
                  MSCI Argentina IX ID                                                           -50.99
                  MSCI Australia IX GD                                                            -0.28
                  MSCI Australia IX ID                                                            -3.76
                  MSCI Australia IX ND                                                            -1.34
                  MSCI Austria IX GD                                                              17.28
                  MSCI Austria IX ID                                                              14.36
                  MSCI Austria IX ND                                                              16.55
                  MSCI Belgium IX GD                                                             -14.23
                  MSCI Belgium IX ID                                                             -17.15
                  MSCI Belgium IX ND                                                             -14.97
                  MSCI BRAZIL FREE IX GD                                                         -30.65
                  MSCI BRAZIL FREE IX ID                                                         -33.78
                  MSCI Canada IX GD                                                              -12.78
                  MSCI Canada IX ID                                                              -14.38
                  MSCI Canada IX ND                                                              -13.19
                  MSCI Chile IX GD                                                               -19.81

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  MSCI Chile IX ID                                                               -21.66
                  MSCI China ID GD                                                               -14.05
                  MSCI China IX ID                                                               -16.17
                  MSCI China IX ND                                                               -14.04
                  MSCI Colombia IX GD                                                             25.36
                  MSCI Colombia IX ID                                                             18.26
                  MSCI Czech Rep IX GD                                                            44.16
                  MSCI Czech Rep IX ID                                                            40.86
                  MSCI Denmark IX GD                                                             -15.63
                  MSCI Denmark IX ID                                                             -17.03
                  MSCI Denmark IX ND                                                             -16.03
                  MSCI EAFE - JAPAN IX ND                                                        -17.39
                  MSCI EAFE - UK IX GD                                                           -15.98
                  MSCI EAFE - UK IX ID                                                           -17.58
                  MSCI EAFE - UK IX ND                                                           -16.36
                  MSCI EAFE + Canada IX GD                                                       -15.51
                  MSCI EAFE + Canada IX ID                                                       -17.36
                  MSCI EAFE + Canada IX ND                                                       -15.80
                  MSCI EAFE + EMF IX GD                                                          -14.76
                  MSCI EAFE + EMF IX ID                                                          -16.63
                  MSCI EAFE Fr IX ID                                                             -17.52
                  MSCI EAFE Fr IX ND                                                             -15.94
                  MSCI EAFE GDP Wt IX GD                                                         -15.57
                  MSCI EAFE GDP Wt IX ID                                                         -17.30
                  MSCI EAFE GDP Wt IX ND                                                         -15.90
                  MSCI EAFE GROWTH IX GD                                                         -15.76
                  MSCI EAFE GROWTH IX ID                                                         -17.49
                  MSCI EAFE GROWTH IX ND                                                         -16.02
                  MSCI EAFE IX GD                                                                -15.66
                  MSCI EAFE IX ID                                                                -17.52
                  MSCI EAFE IX ND                                                                -15.94
                  MSCI EAFE SM CAP IX ID                                                          -9.58
                  MSCI EAFE VALUE IX GD                                                          -15.60
                  MSCI EAFE VALUE IX ID                                                          -17.59
                  MSCI EAFE VALUE IX ND                                                          -15.91
                  MSCI EASEA IX GD                                                               -17.08
                  MSCI EASEA IX ID                                                               -19.19
                  MSCI EASEA IX ND                                                               -17.39
                  MSCI Em Eur/Mid East GD                                                         -7.88
                  MSCI Em Eur/Mid East ID                                                         -9.07
                  MSCI Em Europe IX GD                                                             4.51
                  MSCI Em Europe IX ID                                                             2.88
                  MSCI EMF Asia IX GD                                                             -4.75
                  MSCI EMF Asia IX ID                                                             -6.25
                  MSCI EMF Far East IX GD                                                         -5.75
                  MSCI EMF Far East IX ID                                                         -7.14
                  MSCI EMF Growth IX ID                                                           -9.37
                  MSCI EMF IX DND                                                                 -6.17
                  MSCI EMF IX GD                                                                  -6.00
                  MSCI EMF IX ID                                                                  -7.97
                  MSCI EMF Latin Am IX GD                                                        -22.45
                  MSCI EMF Latin Am IX ID                                                        -24.79
                  MSCI EMF Latin Am IX ND                                                        -22.50
                  MSCI EMF Value IX ID                                                            -6.52
                  MSCI EURO UNION GR IX GD                                                       -20.09
                  MSCI Europe - UK IX GD                                                         -19.87
                  MSCI Europe - UK IX ID                                                         -21.56

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  MSCI Europe - UK IX ND                                                         -20.30
                  MSCI Europe GDP Wt IX ID                                                       -20.11
                  MSCI Europe Growth ND                                                          -18.54
                  MSCI Europe IX GD                                                              -18.09
                  MSCI Europe IX ID                                                              -21.11
                  MSCI Europe IX ND                                                              -18.38
                  MSCI European Union GD                                                         -19.10
                  MSCI European Union ID                                                         -21.23
                  MSCI EUROPEAN VL IX GD                                                         -17.98
                  MSCI Far East Free IX ID                                                       -11.88
                  MSCI Far East IX GD                                                            -10.82
                  MSCI Far East IX ID                                                            -11.88
                  MSCI Far East IX ND                                                            -10.97
                  MSCI Finland IX GD                                                             -29.94
                  MSCI Finland IX ID                                                             -31.23
                  MSCI Finland IX ND                                                             -30.31
                  MSCI France IX GD                                                              -20.83
                  MSCI France IX ID                                                              -22.21
                  MSCI France IX ND                                                              -21.18
                  MSCI Germany IX GD                                                             -32.90
                  MSCI Germany IX ID                                                             -34.06
                  MSCI Germany IX ND                                                             -33.18
                  MSCI Greece IX GD                                                              -25.26
                  MSCI Greece IX ID                                                              -28.18
                  MSCI Hong Kong IX GD                                                           -17.79
                  MSCI Hong Kong IX ID                                                           -20.63
                  MSCI Hongkong IX ND                                                            -17.79
                  MSCI Hungary IX GD                                                              30.69
                  MSCI Hungary IX ID                                                              28.88
                  MSCI India IX GD                                                                 8.37
                  MSCI India IX ID                                                                 5.93
                  MSCI Indonesia FR IX GD                                                         42.82
                  MSCI Indonesia FR IX ID                                                         38.10
                  MSCI Ireland IX ID                                                             -28.07
                  MSCI Israel Dom IX ID                                                          -12.42
                  MSCI Israel IX ID                                                              -31.55
                  MSCI Israel Non Dom Ixid                                                       -66.63
                  MSCI Italy IX GD                                                                -6.32
                  MSCI Italy IX ID                                                               -10.00
                  MSCI Italy IX ND                                                                -7.33
                  MSCI JAPAN GROWTH IX GD                                                        -11.06
                  MSCI Japan IX GD                                                               -10.11
                  MSCI Japan IX ID                                                               -10.96
                  MSCI Japan IX ND                                                               -10.28
                  MSCI Japan Sm Cap IX ND                                                         -5.18
                  MSCI JAPAN VALUE IX GD                                                          -8.96
                  MSCI Jordan IX GD                                                                4.52
                  MSCI Jordan IX ID                                                                2.53
                  MSCI Kokusai IX GD                                                             -20.43
                  MSCI Kokusai IX ID                                                             -22.01
                  MSCI Kokusai IX ND                                                             -20.79
                  MSCI Korea IX GD                                                                 8.62
                  MSCI Korea IX ID                                                                 7.43
                  MSCI Malaysia Free Ix GD                                                        -0.66
                  MSCI Malaysia Free IX ID                                                        -2.66
                  MSCI Mexico Free IX GD                                                         -13.31
                  MSCI Mexico Free IX ID                                                         -15.04

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  MSCI N American G IX ID                                                        -23.51
                  MSCI N American Vl IX ID                                                       -23.83
                  MSCI Netherland IX GD                                                          -20.26
                  MSCI Netherland IX ID                                                          -22.53
                  MSCI Netherland IX ND                                                          -20.83
                  MSCI New Zealand IX GD                                                          26.09
                  MSCI New Zealand IX ID                                                          20.03
                  MSCI New Zealand IX ND                                                          24.24
                  MSCI Nordic IX GD                                                              -25.42
                  MSCI Nordic IX ID                                                              -26.90
                  MSCI Nordic IX ND                                                              -25.84
                  MSCI Norway IX GD                                                               -6.67
                  MSCI Norway IX ID                                                               -9.02
                  MSCI Norway IX ND                                                               -7.26
                  MSCI Nth Amer IX GD                                                            -22.35
                  MSCI Nth Amer IX ID                                                            -23.62
                  MSCI Nth Amer IX ND                                                            -22.73
                  MSCI Pac - Japan IX GD                                                          -5.78
                  MSCI Pac - Japan IX ID                                                          -9.00
                  MSCI Pac - Japan IX ND                                                          -6.42
                  MSCI PAC FREE GR IX GD                                                          -9.20
                  MSCI PAC FREE VL IX GD                                                          -8.77
                  MSCI PAC FR-JPN GR IX GD                                                        -3.34
                  MSCI PAC FR-JPN VL IX GD                                                        -8.04
                  MSCI Pacific Free Ix GD                                                         -9.01
                  MSCI Pacific Free IX ID                                                        -10.43
                  MSCI Pacific Fr-Jpn ID                                                          -9.00
                  MSCI Pacific IX GD                                                              -9.01
                  MSCI Pacific IX ID                                                             -10.43
                  MSCI Pacific IX ND                                                              -9.29
                  MSCI Pakistan IX GD                                                            153.95
                  MSCI Pakistan IX ID                                                            122.38
                  MSCI Peru IX GD                                                                 29.11
                  MSCI Peru IX ID                                                                 25.42
                  MSCI Philippines FR DG                                                         -28.98
                  MSCI Philippines FR GD                                                         -30.48
                  MSCI Portugal IX GD                                                            -13.19
                  MSCI Portugal IX ID                                                            -15.48
                  MSCI Russia IX GD                                                               15.71
                  MSCI Russia IX ID                                                               13.87
                  MSCI Singapore Fr IX GD                                                        -11.05
                  MSCI Singapore Fr IX ID                                                        -13.09
                  MSCI South Africa IX GD                                                         27.99
                  MSCI South Africa IX ID                                                         23.26
                  MSCI Spain IX GD                                                               -14.93
                  MSCI Spain IX ID                                                               -16.88
                  MSCI Spain IX ND                                                               -15.29
                  MSCI Sri Lanka IX GD                                                            34.64
                  MSCI Sri Lanka IX ID                                                            29.76
                  MSCI Sweden IX GD                                                              -30.07
                  MSCI Sweden IX ID                                                              -31.47
                  MSCI Sweden IX ND                                                              -30.49
                  MSCI Swtzrlnd IX GD                                                             -9.96
                  MSCI Swtzrlnd IX ID                                                            -10.95
                  MSCI Swtzrlnd IX ND                                                            -10.31
                  MSCI Taiwan IX GD                                                              -24.45
                  MSCI Taiwan IX ID                                                              -25.38

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  MSCI Thailand Free IX GD                                                        27.59
                  MSCI Thailand Free IX ID                                                        24.32
                  MSCI Turkey IX GD                                                              -35.70
                  MSCI Turkey IX ID                                                              -36.49
                  MSCI UK IX GD                                                                  -15.23
                  MSCI UK IX ID                                                                  -17.77
                  MSCI UK IX ND                                                                  -15.23
                  MSCI USA IX GD                                                                 -22.71
                  MSCI USA IX ID                                                                 -23.97
                  MSCI USA IX ND                                                                 -23.09
                  MSCI Venezuela IX GD                                                           -15.82
                  MSCI Venezuela IX ID                                                           -18.57
                  MSCI World - UK IX GD                                                          -20.07
                  MSCI World - UK IX ID                                                          -21.46
                  MSCI World - UK IX ND                                                          -20.45
                  MSCI World - USA IX GD                                                         -15.51
                  MSCI World - USA IX ID                                                         -17.36
                  MSCI World - USA IX ND                                                         -15.80
                  MSCI World Free IX ND                                                          -19.89
                  MSCI World GDP Wt IX ID                                                        -20.26
                  MSCI WORLD GROWTH IX ID                                                        -20.93
                  MSCI World IX Free ID                                                          -21.06
                  MSCI World IX GD                                                               -19.54
                  MSCI World IX ID                                                               -21.06
                  MSCI World IX ND                                                               -19.89
                  MSCI WORLD IX SC DGD IX                                                        -15.69
                  MSCI WORLD IX SC DND IX                                                        -16.01
                  MSCI WORLD IX VALUE                                                            -19.55
                  MSCI WORLD VALUE IX ID                                                         -21.25
                  MSCI WORLD-USA GR IX GD                                                        -15.46
                  MSCI World-USA VL IX GD                                                        -15.59
                  MSCI Wrld - Austrl IX GD                                                       -19.85
                  MSCI Wrld - Austrl IX ID                                                       -21.33
                  MSCI Wrld - Austrl IX ND                                                       -20.18
                  MSCI WRLD CON DISC ID                                                          -23.19
                  MSCI WRLD CON STAPLES ID                                                        -4.82
                  MSCI WRLD ENERGY ID                                                             -8.38
                  MSCI WRLD EX USA SC GD                                                          -7.05
                  MSCI WRLD EX USA SC ID                                                          -9.11
                  MSCI WRLD EX USA SC ND                                                          -7.42
                  MSCI WRLD FINANCIALS GD                                                        -15.93
                  MSCI WRLD FINANCIALS ID                                                        -18.00
                  MSCI WRLD FREE GR DGD IX                                                       -19.61
                  MSCI WRLD HEALTHCARE GD                                                        -17.68
                  MSCI WRLD HEALTHCARE ID                                                        -18.88
                  MSCI WRLD INDUSTRIALS ID                                                       -23.53
                  MSCI WRLD INFO TECH GD                                                         -38.58
                  MSCI WRLD INFO TECH ID                                                         -38.80
                  MSCI WRLD MATERIALS ID                                                          -6.34
                  MSCI WRLD TECH HDWR GD                                                         -40.52
                  MSCI WRLD TECH HDWR ID                                                         -40.78
                  MSCI WRLD TELECOM GD                                                           -28.54
                  MSCI WRLD TELECOM ID                                                           -30.37
                  MSCI WRLD UTILITIES ID                                                         -18.63
                  NASDAQ 100 IX P                                                                -37.58
                  NASDAQ Bank IX P                                                                 4.52
                  NASDAQ Composite IX P                                                          -31.53

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  NASDAQ Industrial IX P                                                         -25.88
                  NASDAQ Insurance IX P                                                           -1.84
                  NASDAQ Natl Mkt Cmp IX                                                         -31.71
                  NASDAQ Natl Mkt Ind IX                                                         -26.05
                  NASDAQ Transport IX P                                                            0.99
                  Nikkei 225 Avg:Yen P                                                           -18.63
                  NYSE Composite P                                                               -19.83
                  NYSE Finance IX P                                                              -14.02
                  NYSE Industrials IX P                                                          -20.63
                  NYSE Transportation IX                                                          -9.80
                  NYSE Utilities IX P                                                            -29.34
                  Philippines Composite IX                                                          N/A
                  PSE Technology IX P                                                            -33.33
                  Russell 1000 Grow Ix                                                           -28.58
                  Russell 1000 Grow IX Tr                                                        -27.88
                  Russell 1000 IX P                                                              -22.94
                  Russell 1000 IX Tr                                                             -21.65
                  Russell 1000 Value Ix                                                          -17.48
                  Russell 1000 Value IX Tr                                                       -15.52
                  Russell 2000 Grow Ix                                                           -30.69
                  Russell 2000 Grow IX Tr                                                        -30.26
                  Russell 2000 IX P                                                              -21.58
                  Russell 2000 IX Tr                                                             -20.48
                  Russell 2000 Value Ix                                                          -13.24
                  Russell 2000 Value IX Tr                                                       -11.43
                  RUSSELL 2500 GROW IX P                                                         -29.45
                  RUSSELL 2500 GROW IX TR                                                        -29.09
                  RUSSELL 2500 IX P                                                              -18.99
                  RUSSELL 2500 IX TR                                                             -17.80
                  RUSSELL 2500 VALUE IX P                                                        -11.77
                  RUSSELL 2500 VALUE IX TR                                                        -9.87
                  RUSSELL 3000 GROW IX P                                                         -28.71
                  RUSSELL 3000 GROW IX TR                                                        -28.03
                  Russell 3000 IX P                                                              -22.81
                  Russell 3000 IX Tr                                                             -21.54
                  RUSSELL 3000 VALUE IX P                                                        -17.13
                  RUSSELL 3000 VALUE IX TR                                                       -15.18
                  RUSSELL MDCP VALUE IX P                                                        -11.68
                  RUSSELL MDCP VALUE IX TR                                                        -9.64
                  Russell Midcap G IX TR                                                         -27.41
                  RUSSELL MIDCAP GR IX P                                                         -27.67
                  RUSSELL MIDCAP IX P                                                            -17.47
                  RUSSELL MIDCAP IX TR                                                           -16.19
                  RUSSELL SMCP CMPT GRO P                                                        -30.24
                  RUSSELL SMCP CMPT GRO TR                                                       -29.95
                  RUSSELL SMCP CMPT IX P                                                         -21.30
                  RUSSELL SMCP CMPT IX TR                                                        -20.23
                  RUSSELL SMCP CMPT VAL IX                                                       -11.54
                  RUSSELL SMCP CMPT VAL P                                                        -13.39
                  RUSSELL TOP 200 GRO IX P                                                       -28.76
                  RUSSELL TOP 200 GROW  IX                                                       -27.98
                  RUSSELL TOP 200 IX P                                                           -24.64
                  RUSSELL TOP 200 IX TR                                                          -23.36
                  RUSSELL TOP 200 VAL IX P                                                       -19.93
                  RUSSELL TOP 200 VALUE IX                                                       -18.02
                  S & P 100 Index TR                                                             -23.88
                  S & P 1500 HC IX P                                                             -20.01

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
                  S & P 500 Daily Reinv                                                          -22.10
                  S & P 500 Index P                                                              -23.37
                  S & P 500 Mnthly Reinv                                                         -22.09
                  S & P 500/BARRA G IX TR                                                        -23.59
                  S & P 500/BARRA V IX TR                                                        -20.85
                  S & P 600 Index P                                                              -15.32
                  S & P 600 Index Tr                                                             -14.63
                  S & P Financial IX P                                                           -16.42
                  S & P Financial IX Tr                                                          -14.64
                  S & P Industrial IX Tr                                                         -26.34
                  S & P Industrials P                                                            -24.55
                  S & P MC 400/BARRA G TR                                                        -19.17
                  S & P MC 400/BARRA V TR                                                        -10.10
                  S & P Midcap 400 IX P                                                          -15.45
                  S & P Midcap 400 IX Tr                                                         -14.51
                  S & P Reit Equity Index                                                         -2.93
                  S & P SC 600/BARRA G TR                                                        -15.36
                  S & P SC 600/BARRA V TR                                                        -14.47
                  S & P Transport Index P                                                        -13.72
                  S & P Utility Index P                                                          -32.99
                  S & P Utility Index Tr                                                         -29.99
                  SB Cr-Hdg Nn-US Wd IX Tr                                                         6.85
                  SB Cr-Hdg Wd Gv Bd IX Tr                                                         7.97
                  SB Non-US Wd Gv Bd IX Tr                                                        21.99
                  SB Wd Gv Bd:Austrl IX Tr                                                        20.50
                  SB Wd Gv Bd:Germny IX Tr                                                        28.52
                  SB Wd Gv Bd:Japan IX Tr                                                         13.96
                  SB Wd Gv Bd:UK IX Tr                                                            21.09
                  SB Wd Gv Bd:US IX Tr                                                            11.64
                  SB World Govt Bond IX Tr                                                        19.49
                  Straits Times Index                                                            -17.40
                  SWISS PERF:SFR IX TR                                                           -25.95
                  TAIWAN SE:T$ IX P                                                              -22.78
                  T-Bill 1 Year Index Tr                                                           1.63
                  T-BILL 3 MO DAILY TR  IX                                                         3.29
                  T-Bill 3 Month Index Tr                                                          1.59
                  T-Bill 6 Month Index Tr                                                          1.66
                  Thailand Set Index                                                              17.32
                  TOKYO 2ND SCT:YEN IX P                                                         -12.79
                  TOKYO SE(TOPIX):YEN IX P                                                       -18.30
                  TORONTO 300:C$ IX P                                                            -13.97
                  TORONTO SE 35:C$ IX P                                                          -18.93
                  Value Line Cmp IX-Arth                                                         -17.11
                  Value Line Cmp IX-Geom                                                         -28.57
                  Value Line Industrl IX                                                         -29.78
                  Value Line Railroad IX                                                          -8.98
                  Value Line Utilties IX                                                         -31.60
MERRILL LYNCH:
                  ML Intermediate BB Index                                                        -2.39
                  ML U.S. High Yield Cash Pay Index                                               -1.14

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
                  Real Estate Investment Trust Index                                               3.81

           SOURCE CATEGORY                                                                       RETURN(%)

                                                                                              TOTAL RETURN
SALOMON SMITH BARNEY:
                  SSB World Ex U.S. Cap Range $2-$10 Billion                                      -9.18
                  SSB EMI Global Ex U.S.                                                          -6.89
                  Salomon 30 Year Benchmark                                                       16.16
                  SBGI Bond U.S. Treasury Index                                                   11.64

Each Russell Index listed above is a trademark/service mark of the Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in US currency

                           LIBERTY CORPORATE BOND FUND
                   LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND
                         LIBERTY QUALITY PLUS BOND FUND
                        SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Corporate Bond Fund, Liberty Intermediate Government Income Fund and Liberty Quality Plus Bond Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated March 1, 2003. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated October 31, 2002, for the relevant Predecessor Fund (as defined below). Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in each Predecessor Fund's October 31, 2002, Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

 PART 1                                                                   PAGE


Definitions............................................................        b
Organization and History...............................................        b
Investment Goal and Policies...........................................        b
Fundamental and Non-Fundamental Investment Policies....................        c
Portfolio Turnover.....................................................        f
Fund Charges and Expenses..............................................        f
Investment Performance.................................................        v
Custodian of the Funds.................................................        z
Independent Auditors...................................................        z


PART 2


Miscellaneous Investment Practices.....................................        1
Taxes..................................................................       22
Counsel to the Funds...................................................       25
Management of the Funds................................................       25
Determination of Net Asset Value.......................................       37
How to Buy Shares......................................................       38
Special Purchase Programs/Investor Services............................       39
Programs for Reducing or Eliminating Sales Charges.....................       41
How to Sell Shares.....................................................       44
Distributions..........................................................       48
How to Exchange Shares.................................................       48
Suspension of Redemptions..............................................       49
Shareholder Liability..................................................       49
Shareholder Meetings...................................................       49
Performance Measures...................................................       49
Appendix I.............................................................       52
Appendix II............................................................       57
Appendix III...........................................................       65

FI-16/906M-0203

                                     PART 1
                          LIBERTY CORPORATE BOND FUND
                  LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND
                         LIBERTY QUALITY PLUS BOND FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 1, 2003


DEFINITIONS

"Corporate Bond Fund" or "Fund"             Liberty Corporate Bond Fund
"Government Income Fund" or "Fund"          Liberty Intermediate Government Income Fund
"Quality Plus Bond Fund" or "Fund"          Liberty Quality Plus Bond Fund
"Predecessor Fund" or "Predecessor Funds"   See below under "Organization and History"
"Trust"                                     Liberty Funds Trust III
"Advisor"                                   Fleet Investment Advisors Inc., the Funds' investment advisor
"Administrator"                             Colonial Management Associates, Inc., the Funds' administrator
"LFD"                                       Liberty Funds Distributor, Inc., the Funds' distributor
"LFS"                                       Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 25, 2002, each series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") was reorganized as a separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds.


The Corporate Bond Fund commenced operations on December 12, 1994; the Government Income Fund commenced operations on September 1, 1988; and the Quality Plus Bond Fund commenced operations on December 12, 1990.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective April 1, 1999, the Trust changed its name from Colonial Trust III to its current name.

INVESTMENT GOAL AND POLICIES
The Prospectuses describe each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

    Other Investment Companies
    Zero Coupon Securities (Zeros) (the Corporate Bond Fund only)
    Money Market Instruments
    Stripped Obligations
    Municipal Securities
    Securities Loans
    Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Mortgage Dollar Rolls
    Mortgage-Backed Securities
    Non-Agency Mortgage-Backed Securities
    Asset-Backed Securities
    Convertible Securities
    Repurchase Agreements
    Reverse Repurchase Agreements
    Futures Contracts and Related Options
    Custody Receipts and Trust Certificates
    Foreign Currency Transactions (the Corporate Bond Fund only)
    Foreign Securities
    Stand-by Commitments
    Variable and Floating Rate Obligations
    Guaranteed Investment Contracts (the Government Income and Quality Plus
      Bond Funds only)
    Bank Investment Contracts
    American, European, Continental and Global Depositary Receipts (the
      Corporate Bond Fund only, except that the Corporate Bond
    Fund may not invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES
In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Corporate Bond Fund, Government Income Fund and Quality Plus Bond Fund may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act).

2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

4. Make loans except to the extent permitted by the 1940 Act.

5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.


With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage ratio of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.


With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES
The following investment limitations with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

1. A Fund may not invest more than 15% of its net assets in illiquid securities.

2. Each of the Government Income and Quality Plus Bond Funds may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.

3. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

4. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

5. A Fund may not purchase securities of other companies for the purpose of exercising control.

6. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.


With respect to Investment Limitation No. 6 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund currently intends to limit its investments in securities of other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other than investment portfolios of the Trust, or any other investment companies advised by the Advisor.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase or, in the case of the Government Income and Quality Plus Bond Funds, in an effort to manage the impact to the Fund of changes in interest rates.

Each Fund expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

If the rating of a security held by a Fund is downgraded below investment grade, the Fund does not have to sell the security unless (i) the Advisor determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

CORPORATE BOND FUND
Under normal circumstances, the Corporate Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate debt obligations.

The Corporate Bond Fund may invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the World Bank, the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. See "Municipal Securities" in Part 2 of this SAI. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Futures Contracts and Related Options" in Part 2 of this SAI. The Fund may also invest in money market instruments.

The value of convertible securities in which the Fund may invest fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

The Fund may also invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if the Advisor fails to predict foreign currency values correctly. See "Foreign Currency Transactions" in Part 2 of this SAI.

GOVERNMENT INCOME FUND
Under normal circumstances, the Government Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by these obligations.

The Government Income Fund may also invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may also enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

QUALITY PLUS BOND FUND
The Quality Plus Bond Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in investment grade debt obligations.

The Quality Plus Bond Fund may invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

PORTFOLIO TURNOVER
Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES
For the services provided and expenses assumed with respect to the Funds, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Funds have been advised by the Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.0668% of the average daily net assets of the Fund.

The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

  o an annual flat fee of $10,000, paid monthly; and

  o in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

      [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:

  o A new account set up charge of $5.00 per account; plus

  o An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  o An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  o The Fund's allocated shares of LFS' out-of-pocket expenses reasonably incurred by LFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.


PFPC Inc. (PFPC) (formerly know as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. During the last three fiscal years, no administration fees were waived by PFPC.


RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS
The following tables present recent fees paid to the Advisor, PFPC and other service providers by the relevant Predecessor Funds.


                                                 Corporate Bond Fund
                                               Years Ended October 31,
                                               -----------------------
                                            2002         2001          2000
                                            ----         ----          ----

Advisory fee                             $1,092,909     $579,715      $471,532
Advisory fee waiver                         291,442      210,806       171,466
Expense reimbursement by the Advisor              0            0             0
Administration fee                           95,684       70,048       642,998
Shareholder service fee                        0            0             0

                                               Government Income Fund
                                               Years Ended October 31,
                                               -----------------------
                                            2002         2001          2000
                                            ----         ----          ----

Advisory fee                             $4,026,314    $2,895,104    $2,054,829
Advisory fee waiver                       1,092,106     1,060,738       747,211
Expense reimbursement by the Advisor              0             0             0
Administration fee                          353,203       347,297       262,655
Shareholder service fee (a)                  77,041        72,351        66,775
12b-1 fees:
  Distribution fee (Class A Shares)                           (c)           (c)
                                                (c)
  Service fee (Class B Shares)                  (d)           (d)           (d)
  Distribution fee (Class B Shares)            (d)-           (d)           (d)
  Service fee ( Class G Shares) (b)           6,427         3,308           237
  Distribution fee ( Class G Shares)         28,175        16,758         9,075

                                               Quality Plus Bond Fund
                                               Years Ended October 31,
                                               -----------------------
                                            2002         2001          2000
                                            ----         ----          ----

Advisory fee                             $6,745,609    $3,727,694    $2,237,789
Advisory fee waiver                       1,998,536     1,411,667       813,741
Expense reimbursement by the Advisor              0             0             0
Administration fee                          592,000       450,700       284,931
Shareholder service fee (a)                  55,978        52,592        50,775
12b-1 fees:
  Distribution fee (Class A Shares)             106            90            40
  Service fee (Class B Shares)                  711           750           669
  Distribution fee (Class B Shares)           2,132         2,262         2,011
  Service fee ( Class G Shares)(b)           19,652        11,394         4,423
  Distribution fee ( Class G Shares)         86,940        50,794        38,815

(a) Expense reimbursements for the fiscal year ended October 31, 2002, were $0and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2001, were $0 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2000, were $3,405 and $4,826 respectively, for the Government Income Fund and the Quality Plus Bond Fund.

(b) Expense reimbursements for the fiscal year ended October 31, 2002, were $0 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2001, were $519 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2000, were $1834 and $3,989, respectively, for the Government Income Fund and the Quality Plus Bond Fund.

(c) Class A Shares (formerly Prime A Shares) were not offered during the period.

(d) Class B Shares (formerly Prime B Shares) were not offered during the period.Fleet Bank, an affiliate of FleetBoston

Fleet Bank, an affiliate of FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $503,205 for Sub-Account Services.
PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.


BROKERAGE COMMISSIONS
Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

There were no commissions paid on transactions by any of the Funds during the past fiscal year. See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI. SEC rules do not require the reporting of commission information for the fiscal years ended October 31, 2000 and 2001, as the entities named were not affiliates of the fund during that time.


The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At October 31, 2002, the Funds held securities of their regular brokers or dealers as set forth below:






Fund                                    Broker/dealer                                   Value


Corporate Bond                          Banc One                                        1,139,011
                                        JPMorgan Chase & Co.                            2,236776
                                        Merrill Lynch & Co.                             585,785
                                        Goldman Sachs & Co.                             544,371
                                        Morgan Stanley Dean Witter Co.                  537,274
Intermediate Government Income          Bank One                                        3,660,316
                                        JPMorgan Chase & Co.                            2,672,679
Quality Plus Bond                       Lehman Brothers                                 3,990,734
                                        Merrill Lynch & Co.                             6,907,162
                                        JPMorgan Chase & Co.                            18,629,920
                                        Goldman Sachs & Co.                             2,331,773
                                        Morgan Stanley Dean Witter Co.                  4,620,556
                                        Salomon Smith Barney                            5,500,975
                                        Banc One                                        5,935,295



TRUSTEES AND TRUSTEES' FEES
The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:


                                                     Total Compensation from the
                             Pension or Retirement     Funds and the Fund Complex       Aggregate Compensation
                               Benefits Accrued       Paid to the Trustees for the      from the Funds for the
                                  as Part of               Calendar Year Ended             Fiscal Year Ended
Trustee                        Fund Expenses(e)           December 31, 2002(f)             October 31, 2002
-------                        ----------------           --------------------             ----------------

John A. Bacon, Jr.(g)                 N/A                          $  N/A                         $0
Robert J. Birnbaum                    N/A                          24,806                          0
Tom Bleasdale(g)                      N/A                          51,500                          0
William W. Boyd(g)                    N/A                             N/A                          0
Lora S. Collins(g)                    N/A                          96,000                          0
James E. Grinnell(g)                  N/A                          24,806                          0
Douglas A. Hacker                     N/A                          98,000                          0
Janet Langford Kelly                  N/A                          97,000                          0
Richard W. Lowry                      N/A                         124,806                          0
Salvatore Macera                      N/A                          98,000                          0
William E. Mayer                      N/A                         127,806                          0
James L. Moody, Jr.(g)                N/A                          91,000                          0
Charles R. Nelson                     N/A                          98,000                          0
John J. Neuhauser                     N/A                         124,974                          0
Joseph R. Palombo(h)                  N/A                             N/A                          0
Thomas Stitzel                        N/A                          98,000                          0
Thomas C. Theobald                    N/A                         102,000                          0
Anne-Lee Verville                     N/A                         102,000(i)                       0

(e) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(f) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(g) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
    respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(h) Mr. Palombo does not receive compensation because he is an officer of an affiliate of the Advisor.

(i) During the fiscal year ended October 31, 2002, Ms. Verville deferred $0 of her compensation from the Funds and in the calendar year ended December 31, 2002, deferred $51,000 of her total compensation, pursuant to the deferred compensation plan.


ROLE OF THE BOARD OF TRUSTEES
The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.


AUDIT COMMITTEE
Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.

GOVERNANCE COMMITTEE
Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.

ADVISORY FEES & EXPENSES COMMITTEE
Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees & Expenses Committee convened six times.

TRADING OVERSIGHT COMMITTEE
Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002, (i) in the Funds and (ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.



                                                        Aggregate Dollar Range
                                                      of Equity Securities Owned
                           Dollar Range of Equity       in All Funds Overseen
                           Securities Owned in the            by Trustee in
Name of Trustee                     Funds                Liberty Fund Complex

DISINTERESTED TRUSTEES
Douglas A. Hacker                     $  0                      Over $100,000
Janet Langford Kelly                  $  0                      Over $100,000
Richard W. Lowry (j)                  $  0                      Over $100,000
Salvatore Macera                      $  0                    $50,001-$100,000
Charles R. Nelson                     $  0                      Over $100,000
John J. Neuhauser (j)                 $  0                      Over $100,000
Thomas E. Stitzel                     $  0                    $50,001-$100,000
Thomas C. Theobald                    $  0                      Over $100,000
Anne-Lee Verville                     $  0                    $0(k)

INTERESTED TRUSTEES
William E. Mayer (j)                  $  0                    $50,001-$100,000
Joseph R. Palombo                     $  0                        $1-10,000

(j) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").
(k) Because Ms. Verville's share ownership in the Liberty Family of Funds is not required to be disclosed.

OWNERSHIP OF THE FUNDS
As of record on January 31, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding Class A Shares, Class B Shares, Class C Shares, Class G Shares, Class T Shares and Class Z Shares of the Funds.

As of record on January 31, 2003, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

CORPORATE BOND FUND

CLASS A SHARES

                                                             Percent of Class
Shareholder (name and address)             Share Balance         Total (%)
------------------------------             -------------     -----------------

Columbia Trust Company IRA                      887.6370              7.96
Craig M Rovelli
137 Katharine Drive
Agawam, MA 01001-3356

William J Casamento                           1,360.5450             12.20
49 Saltonstall Road
Medford, MA 02155-2168

Columbia Trust Company IRA                      951.0740              8.53
John S Devault
47 Washington Street
Warren, RI 02885-3317

Columbia Trust Company IRA                      833.8560              7.48
Paul G Krafft
4008 Walden Avenue
Lancaster, NY 14086-1511

Columbia Trust Company IRA                      611.7100              5.49
Paul P Shotter Jr
4 Stuart Drive West
Glen Cove, NY 11542-2612

Dion Macleod IRRV Trust Meliss                2,697.8190             24.20
Whitmore & Dion Macleod Truste
PO Box 449
Wallingfor, VT 05773-0449

Columbia Trust Company Rollover IRA           1,205.7540             10.81
Pasqualina Larosa
1639 Jill Road
Willow Grove, PA 19090-4230

CLASS B SHARES

PaineWebber FBO                               3,638.6860             16.34
Mae A Ralph TTEE
Raymond & Mae Ralph
DTD 9/26/91
3661 San Ysidro Way
Sacramento, CA 95864-2817

Wedbush Morgan Securities                     2,031.2340              9.12
A/C 8568-7647
1000 Wilshire Boulevard
Los Angeles, CA 90017-2457

Wedbush Morgan Securities                     2,699.0380             12.12
A/C 1704-6575
1000 Wilshire Boulevard
Los Angeles, CA 90017-2457

Wedbush Morgan Securities                     1,300.1810              5.84
A/C 2960-6435
1000 Wilshire Boulevard
Los Angeles, CA 90017-2457

PaineWebber FBO                               9,100.3260             40.87
Sommer Residual Trust
DTD 10/28/93
Murray Sommer TTEE
1025 N Crescent Drive
Beverly Hills, CA 90210-2803

CLASS C SHARES

PaineWebber For the Benefit of                1,909.3320             78.58
Stanley W Zicherman
Barbara F Zicherman JTWROS
2632 Brookridge Circle
Greenville, NC 27858-5563

PaineWebber FBO                                 374.0410             15.39
Judy D Jensen Custodian FBO
Dakotah B Brown TN UTMA SPECACNT
9770 Concord Road
Brentwood, TN 37027-8903

CLASS Z SHARES

Gales & CO                                4,502,307.5780             28.63
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
195 E Main Street
Rochester, NY 14638-0001

Gales & CO                                2,882,559.3820             18.33
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
195 E Main Street
Rochester, NY 14638-0001

Gales & CO                                7,304,431.3100             46.45
Fleet Investment Sevices
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

INTERMEDIATE GOVERNMENT INCOME FUND

CLASS A SHARES

Edward D Jones and CO F/A/O                   3,355.7490             27.70
Edward D Jones & CO Custodian
FBO Betty W Easterly IRA
EDJ# 333-90128-1-1
PO Box 2500
Maryland Heights, MO 63043-8500

Maurice E Wills &                             1,402.9560             11.58
shelvia G Wills JTWROS
102 Beth Ann Drive
Winfield, MO 63389-2000

Columbia Trust Company IRA                    2,952.1720             24.37
Judith Ann Maatz Deceased
FBO Kathy McAllister Beneficiary
1125 Day Road
Gilroy, CA 95020-9336

Raymond James & Assoc Inc                     1,889.7040             15.60
FBO Oehling IRA
BIN# 71793746
880 Carillon Parkway
St. Petersburg, FL 33716-1100

LPL Financial Services                          623.7740              5.15
A/C 2865-4559
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                        1,004.5650              8.29
A/C 2996-0056
9785 Town Centre Drive
San Diego, CA 92121-1968

CLASS C SHARES

NFSC FEBO # E81-280682                          620.1470             10.93
Randall L. Brann
2325 16th Street
Great Bend, KS 67530-3911

US Clearing Corp                              1,860.4650             32.78
FBO 978-97509-17
26 Broadway
New York, NY 10004-1703

American Enterprise Investment SVCS             562.8520              9.92
FBO 214933661
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS             883.7390             15.57
FBO 195243051
PO Box 9446
Minneapolis, MN 55440-9446

LPL Financial Services                          584.4620             10.30
A/C 7268-0293
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                          698.1580             12.30
A/C 5760-0136
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                          371.3630              6.54
A/C 3577-6423
9785 Towne Centre Drive
San Diego, CA 92121-1968

CLASS Z SHARES

NFSC FEBO # W73-067555                        5,120.5850              5.70
Juanita Eichen
12547 Cheshire Street
Norwalk, CA 90650-7356

American Enterprise Investment SVCS           4,651.9830              5.18
FBO 131138571
PO Box 9446
Minneapolis, MN 55440-9446

Gales & CO                                4,785,140.6630             11.33
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Gales & CO                               21,779,630.4320             51.59
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14683-0001

Gales & CO                               13,144,410.7930             31.13
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14683-0001

QUALITY PLUS BOND FUND

CLASS A SHARES

Anthony Mangine &                             4,592.2460             26.38
Monica Irene Mangine JTWROS
5053 Ellicott Road
Orchard Park, NY 14127-3330

Columbia Trust Company                        1,173.7630              6.74
CDS Industries, Inc.
Craig D Schumacher
1087 County Road 164
Callicoon, NY 12723

US Clearing Corp                              1,793.8110             10.31
FBO 132-90090-11
26 Broadway
 New York, NY 10004-1703

US Clearing Corp                              1,292.7890              7.43
FBO 246-90802-18
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              1,018.3140              5.85
FBO 155-91899-13
26 Broadway
New York, NY 10004-1703

James E Reed                                  1,012.8790              5.82
Portfolio SEP Retirement Plan
1 Waring Lane
Darien, CT 06820-5439

American Enterprise Investment SVCS           1,407.7930              8.09
FBO 185229041
PO Box 9446
Minneapolis, MN 55440-9446

Columbia Trust Company IRA                    1,904.1290             10.94
Judy P Magee
3413 Sterling Lake Circle
Oviedo, FL 32765-5168

CLASS C SHARES

Pershing LLC                                 2,389.1720              96.38
PO Box 2052
Jersey City, NJ 07303-2052

CLASS Z SHARES

US Clearing Corp                              1,764.5200              5.61
FBO 155-91899-13
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              3,470.1620             11.03
FBO 119-97697-10
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              2,213.8260              7.03
FBO 157-98031-13
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              3,021.6290              9.60
FBO 147-24459-13
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              3,024.3090              9.61
FBO 131-07457-14
26 Broadway
New York, NY 10004-1703

US Clearing Corp                              3,024.3090              9.61
FBO 131-07459-12
26 Broadway
New York, NY 10004-1703

First Clearing Corporation                    1,639.5510              5.21
A/C 3874-1039
Marie F Gottfried (IRA)
FCC As Custodian
6411 Grand Cypress Circle
Lake Worth, FL 33463-7363

Gales & CO                               19,004,176.1320             24.63
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
 Rochester, NY 14638-0001

Gales & CO                                9,679,706.5480             12.54
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Gales & CO                               29,484,966.0740             38.21
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Amvescap National Trust CO As Agent      12,184,699.9710             15.79
For Fleet National Bank FBO
FleetBoston Financial Savings Plus
PO Box 105779
Atlanta, GA 30348-5779





As of record on January 31, 2003, there were the following number of record holders of each Fund:

                 Class A    Class B   Class C    Class G   Class T     Class Z
                 Shares     Shares    Shares     Shares    Shares      Shares

Corporate Bond    16          14        4          N/A       N/A         408
Fund
Intermediate      13          59        9          644       3,508       149
Government
Income Fund
Quality Plus      20          39        2          977       2,978       342
Bond Fund

SALES CHARGES
PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Predecessor Funds. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as distributor for the Predecessor Funds and was entitled to the payment of the front-end sales charge on Class A Shares of the Predecessor Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Prime A Share purchases as follows:

                       PRIME A SHARES (NOW CLASS A SHARES)

                                               QUALITY PLUS BOND FUND
                                              YEARS ENDED OCTOBER 31,
                                              -----------------------
                                      2002              2001              2000
                                      ----              ----              ----

Aggregate initial sales charges
   on Predecessor Fund share sales     $665              $0             $1,190

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Class A Shares were not offered by the Corporate Bond Fund or the Government Income Fund during the last three fiscal years.

PFPC Distributors was also entitled to the payment of the front-end sales charge on Class T Shares of the Predecessor Funds. Prior to January 2, 2001, PDI was entitled to the payment of such front-end sales charge. Prior to December 1, 1999, FD Distributors was entitled to the payment of such front-end sales charge. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                      RETAIL A SHARES (NOW CLASS T SHARES)

                                               GOVERNMENT INCOME FUND
                                               YEARS ENDED OCTOBER 31,
                                               -----------------------
                                       2002              2001             2000
                                       ----              ----             ----

Aggregate initial sales charges
   on Predecessor Fund share sales    $22,507         $54,276        $17,221

                                                QUALITY PLUS BOND FUND
                                               YEARS ENDED OCTOBER 31,
                                               -----------------------
                                       2002              2001              2000
                                       ----              ----              ----

Aggregate initial sales charges
   on Predecessor Fund share sales   $48,155           $102,692         $25,545

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Class T Shares were not offered by the Corporate Bond Fund during the last three fiscal years.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class B Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges.

For the fiscal years ended October 31, 2002, 2001 and 2000, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with redemptions of Prime B Shares as follows:

                       PRIME B SHARES (NOW CLASS B SHARES)

                                                QUALITY PLUS BOND FUND
                                               YEARS ENDED OCTOBER 31,
                                               -----------------------
                                       2002              2001              2000
                                       ----              ----              ----

Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors, PDI and/or FD
   Distributors                         $1,360          $3,448            $ 366

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Class B Shares were not offered by the Corporate Bond Fund or the Government Income Fund during the last three fiscal years.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class G Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges.

For the fiscal years ended October 31, 2002, 2001 and 2000, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with redemptions of Retail B Shares as follows:

                      RETAIL B SHARES (NOW CLASS G SHARES)

                                               GOVERNMENT INCOME FUND
                                               YEARS ENDED OCTOBER 31,
                                               -----------------------
                                       2002              2001              2000
                                       ----              ----              ----

Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors, PDI and/or FD
   Distributors                        $12,506       $10,580            $7,110

                                               QUALITY PLUS BOND FUND
                                              YEARS ENDED OCTOBER 31,
                                              -----------------------
                                       2002              2001              2000
                                       ----              ----              ----

Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC
   Distributors, PDI and/or FD
   Distributors                        $55,575        $36,787           $37,634

                        TRUST SHARES (NOW CLASS Z SHARES)

                                                         QUALITY PLUS BOND FUND
                                                        YEAR ENDED OCTOBER 31,
                                                                 2002
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC Distributors,
   PDI and/or FD Distributors                                     $0

                                                        GOVERNMENT INCOME FUND

                                                                 2002
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC Distributors,
   PDI and/or FD Distributors                                     $0

                                                          CORPORATE BOND FUND

                                                                 2002
Aggregate CDSC on Predecessor Fund
   redemptions received by PFPC Distributors,
   PDI and/or FD Distributors                                     $0


PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Retail B Shares were not offered by the Corporate Bond Fund during the last three fiscal years.

12B-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES
The Government Income Fund and the Quality Plus Bond Fund offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Corporate Bond Fund offers Class A, Class B, Class C and Class Z Shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay LFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Government Income Fund and the Quality Plus Bond Fund also pay LFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. The Funds also may pay LFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of the date of this SAI, LFD intends to limit a Fund's payments under the Plan for each of shareholder liaison services and administrative support services to 0.15% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitation may be revoked at any time. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.



The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.15% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of LFD relating to the Fund as of were:



LIBERTY CORPORATE BOND FUND

                                              Class A and T Shares   Class B and G Shares     Class C Shares
                                                 Year ended             Year ended              Year ended
                                                  October 31             October 31             October 31
                                                  -----------            -----------            ----------
                                                     2002                   2002                   2002
                                                     ----                   ----                   ----
Fees to FSFs                                         $0                     $0                     $0
Allocated cost of sales material
relating to the Fund (including printing,
mailing, and promotion expenses)                      0                      0                      0
Allocated travel, entertainment and other promotional
expenses                                              0                      0                      0



LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

                                              Class A and T Shares   Class B and G Shares     Class C Shares
                                                 Year ended             Year ended               Year ended
                                                 October 31             October 31               October 31
                                                 -----------            -----------              ----------
                                                    2002                   2002                    2002
                                                    ----                   ----                    ----

Fees to FSFs                                        $81                    $3                      $3
Allocated cost of sales material
relating to the Fund (including printing,
mailing, and promotion expenses)                     35                     2                       2
Allocated travel, entertainment and other promotional
expenses                                              0                     0                       0

Sales-related expenses (dollars in thousands) of LFD relating to the Fund as of were:

LIBERTY QUALITY PLUS BOND FUND

                                              Class A and T Shares   Class B and G Shares     Class C Shares
                                                 Year ended             Year ended               Year ended
                                                 October 31             October 31               October 31
                                                 -----------            -----------              ----------
                                                    2002                   2002                     2002
                                                    ----                   ----                     ----


Fees to FSFs                                        $58                    $3                       $3
Allocated cost of sales material
relating to the Fund (including printing,
mailing, and promotion expenses)                    135                     3                        3
Allocated travel, entertainment and other promotional
expenses                                              0                     0                        0



INVESTMENT PERFORMANCE
The Funds' yields for the month ended October 31, 2002 were:

                     Corporate             Government            Quality Plus
                     Bond Fund            Income Fund             Bond Fund
Class A                 N/A                    N/A                  3.55%
Class B                 N/A                    N/A                  2.98%
Class G                 N/A                   2.70%                 3.02%
Class T                 N/A                   3.27%                 3.55%
Class Z                3.70%                  3.69%                 3.93%

The average annual total returns at October 31, 2002, for Class A shares, Class B shares, Class T shares, Class G shares and Class Z shares of each Fund (as applicable) are presented below.

CORPORATE BOND FUND(l):

                                                                                                         Life of
                                                                     1 Year           5 Years           the Fund
                                                                     ------           -------           --------
Class Z(%)
                  Without sales charge                                 6.49              6.75              7.58
                  Return after taxes on distributions                  4.34              4.35              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  3.91              4.19              4.81

Class A(%)
                  With sales charge                                    1.47              5.72              6.92
                  Return after taxes on distributions                 (0.58)             3.34              4.39
                  Return after taxes on distributions and
                  sale of fund shares                                  0.84              3.35              4.26
                  Without sales charge                                 6.49              6.75              7.58
                  Return after taxes on distributions                  4.34              4.35              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  3.91              4.19              4.81

Class B(%)
                  With sales charge                                    1.49              6.44              7.58
                  Return after taxes on distributions                 (0.66)             4.01              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  0.84              3.91              4.81
                  Without sales charge                                 6.49              6.75              7.58
                  Return after taxes on distributions                  4.34              4.35              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  3.91              4.19              4.81

Class C(%)
                  With sales charge                                    5.49              6.75              7.58
                  Return after taxes on distributions                  3.34              4.35              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  3.30              4.19              4.81
                  Without sales charge                                 6.49              6.75              7.58
                  Return after taxes on distributions                  4.34              4.35              5.03
                  Return after taxes on distributions and
                  sale of fund shares                                  3.91              4.19              4.81

(l) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception (11/25/02). The returns shown for Class Z shares include the returns of Trust Shares of the Corporate Bond Fund for periods prior to the date of this
    SAI. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees)
    between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

GOVERNMENT INCOME FUND(m):

                                                                     1 Year            5 Years           10 Years
                                                                     ------            -------           --------

Class Z(%)
                  Without sales charge                                5.59              6.97               6.13
                  Return after taxes on distributions                 5.59              6.97               6.06
                  Return after taxes on distributions and             5.36              6.73               6.02
                  sale of fund shares

Class A(%)
                  With sales charge                                   0.36              5.64               5.38
                  Return after taxes on distributions                 0.36              5.64               5.31
                  Return after taxes on distributions and
                  sale of fund shares                                 1.96              5.56               5.33
                  Without sales charge                                5.32              6.68               5.90
                  Return after taxes on distributions                 5.32              6.68               5.83
                  Return after taxes on distributions and
                  sale of fund shares                                 5.10              6.44               5.78

Class B(%)
                  With sales charge                                  (0.48)             5.74               5.58
                  Return after taxes on distributions                (0.48)             5.74               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 1.23              5.56               5.47
                  Without sales charge                                4.52              6.05               5.58
                  Return after taxes on distributions                 4.52              6.05               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 4.30              5.82               5.47

Class C(%)
                  With sales charge                                   3.52              6.05               5.58
                  Return after taxes on distributions                 3.52              6.05               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 3.69              5.82               5.47
                  Without sales charge                                4.52              6.05               5.58
                  Return after taxes on distributions                 4.52              6.05               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 4.30              5.82               5.47

Class G(%)
                  With sales charge                                  (0.48)             5.58               5.58
                  Return after taxes on distributions                (0.48)             5.58               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 1.23              5.43               5.47
                  Without sales charge                                4.52              6.05               5.58
                  Return after taxes on distributions                 4.52              6.05               5.52
                  Return after taxes on distributions and
                  sale of fund shares                                 4.30              5.82               5.47

Class T(%)
                  With sales charge                                   0.36              5.64               5.38
                  Return after taxes on distributions                 0.36              5.64               5.31
                  Return after taxes on distributions and
                  sale of fund shares                                 1.96              5.56               5.33
                  Without sales charge                                5.32              6.68               5.90
                  Return after taxes on distributions                 5.32              6.68               5.83
                  Return after taxes on distributions and
                  sale of fund shares                                 5.10              6.44               5.78

(m) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A
    Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Intermediate Government
    Income Fund for periods prior to November 25, 2002. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Galaxy Intermediate Government Income Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to November 25, 2002 include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Galaxy Intermediate Government
    Income Fund. The returns for Class B shares have not been restated to reflect any differences in expenses between Class G shares and Class B shares. The average annual returns for Class C shares prior to November
    25, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Intermediate Government
    Income Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail
    A Shares of the Galaxy Intermediate Government Income Fund for periods prior to October 31, 1998 the inception date for Retail B Shares of the Galaxy Intermediate Government Income Fund. The returns shown for
    Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and
    Class G shares. If differences in expenses had been reflected, the returns shown for periods prior the inception of Retail B Shares of the Galaxy Fund would have been lower.

QUALITY PLUS BOND FUND(n):

                                                                     1 Year            5 Years          10 Years
                                                                     ------            -------          --------
Class Z(%)
                  Without sales charge                                5.86               7.01             7.16
                  Return after taxes on distributions                 3.77               4.66             4.58
                  Return after taxes on distributions and             3.53               4.44             4.45
                  sale of fund shares

Class A(%)
                  With sales charge                                   0.62               5.78             6.47
                  Return after taxes on distributions                (1.29)              3.53             3.98
                  Return after taxes on distributions and
                  sale of fund shares                                 0.32               3.48             3.91
                  Without sales charge                                5.64               6.80             6.99
                  Return after taxes on distributions                 3.64               4.54             4.48
                  Return after taxes on distributions and
                  sale of fund shares                                 3.40               4.32             4.35

Class B(%)
                  With sales charge                                  (0.14)              5.88             6.69
                  Return after taxes on distributions                (1.83)              3.84             4.30
                  Return after taxes on distributions and
                  sale of fund shares                                (0.14)              3.68             4.17
                  Without sales charge                                4.86               6.20             6.69
                  Return after taxes on distributions                 3.17               4.18             4.30
                  Return after taxes on distributions and
                  sale of fund shares                                 2.93               3.96             4.17

Class C(%)
                  With sales charge                                   3.90               6.14             6.57
                  Return after taxes on distributions                 2.19               4.14             4.23
                  Return after taxes on distributions and
                  sale of fund shares                                 2.34               3.92             4.10
                  Without sales charge                                4.90               6.14             6.57
                  Return after taxes on distributions                 3.19               4.14             4.23
                  Return after taxes on distributions and
                  sale of fund shares                                 2.96               3.92             4.10

Class G(%)
                  With sales charge                                  (0.10)              5.66             6.57
                  Return after taxes on distributions                (1.81)              3.63             4.23
                  Return after taxes on distributions and
                  sale of fund shares                                (0.11)              3.50             4.10
                  Without sales charge                                7.59               6.14             6.57
                  Return after taxes on distributions                 3.19               4.14             4.23
                  Return after taxes on distributions and
                  sale of fund shares                                 2.96               3.92             4.10

Class T(%)
                  With sales charge                                   0.61               5.78             6.47
                  Return after taxes on distributions                (1.29)              3.53             3.98
                  Return after taxes on distributions and
                  sale of fund shares                                 0.32               3.48             3.91
                  Without sales charge                                5.63               6.81             7.00
                  Return after taxes on distributions                 3.63               4.54             4.49
                  Return after taxes on distributions and
                  sale of fund shares                                 3.39               4.32             4.35

(n) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A
    Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and
    Retail B Shares (for Class G shares) of the Galaxy High Quality Bond Fund for periods prior November 25,
    2002. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy High
    Quality Bond Fund for periods prior to October 31, 1998, the inception date for Prime A Shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and
    Class A shares. The returns shown for Class B shares include the returns of Retail A Shares of the Galaxy
    High Quality Bond Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The average annual returns for Class C shares prior to November 25, 2002 include the returns for
    Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class
    C shares had no corresponding class in the Galaxy High Quality Bond Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns shown for Class G shares also include the returns of Retail A Shares of the Galaxy High Quality Bond
    Fund for periods prior to the inception of Retail B Shares of the Galaxy Fund. The returns shown for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Retail B Shares of the Galaxy High Quality Bond Fund would have been lower.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT AUDITORS
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the independent auditors for the Funds and were the independent auditors for the Predecessor Galaxy Funds for fiscal years ended on or after October 31, 1999. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP, and the Galaxy Funds' former auditors, given on the authority of said firms as experts in auditing and accounting. The financial highlights for the Predecessor Funds included in the Prospectuses for fiscal years ended on or before October 31, 1998, were audited by The Galaxy Fund's former auditors.



STATEMENT OF ADDITIONAL INFORMATION

PART 2


The following information applies generally to most Funds advised by the Advisor, Fleet Investment Advisors, Inc. "Funds" include each series of Liberty Funds Trust IIIand Liberty Funds Trust V. In certain cases, the discussion applies to some, but not all of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading
In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual Funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales
A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality, an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities; the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds; the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment objective; and lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.


In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock And Warrants
Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

Foreign Securities
The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

Other Investment Companies
The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Zero Coupon Securities (Zeros)
The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit quality.

Step Coupon Bonds (Steps)
The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

A Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


Money Market Instruments
Supranational Obligations are issued by supranational entities and are generally designed to promote economic improvements. Banker's Acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Short-Term Corporate Obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

Certificates of Deposits are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part I of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of Funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest And Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations
To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Liberty's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities
Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the reFunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve Fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds
The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain Funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

A Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


Any cash collateral received by any of the Liberty Intermediate Tax Exempt Bond Fund, Liberty Massachusetts Intermediate Bond Fund, Liberty Connecticut Intermediate Bond Fund, Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, Liberty Rhode Island Municipal Bond Fund, Liberty Florida Municipal Bond Fund, Liberty Pennsylvania Municipal Bond Fund, Liberty Intermediate Government Income Fund, Liberty High Quality Bond Fund, Liberty Corporate Bond Fund, Liberty II Large Company Index Fund, Liberty II U.S. Treasury Index Fund and Liberty II Small Company Index Fund would be invested in high quality, short-term money market instruments. Loans by such Funds will generally be short-term, will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks.

Forward Commitments ("When-Issued" And "Delayed Delivery" Securities)

A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. When-issued and forward commitment transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected.

Each of the Funds, may purchase or sell eligible securities on a "delayed settlement" basis. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

Mortgage Dollar Rolls
In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction. Successful use of mortgage dollar rolls may depend upon the advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

REITS
The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available Funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

A Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are generally issued by originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.


Asset-Backed Securities
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

Custody Receipts And Trust Certificates
Each Fund may invest in custody receipts and trust certificates that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt of trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements
A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. Income on repurchase agreements is taxable.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate with its custodian liquid securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market Fund's ability to maintain a net asset value of $1.00 per share. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price.

Options On Securities

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction. A closing purchase transaction involves the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-The-Counter (OTC) Options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk Factors In Options Transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts And Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options On Futures Contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks Of Transactions In Futures Contracts And Related Options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would likely be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use By Tax-Exempt Funds Of Interest Rate And U.S. Treasury Security Futures Contracts And Options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options On Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options On Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options On Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars And Floors)
The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Currency Transactions
The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency Forward And Futures Contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund will segregate with its custodian cash or other liquid assets equal in value to the market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency Options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

European Currency Unification. Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which certain of the Funds may invest and may result in such Funds facing additional risks in pursuing their investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds' net asset values per share.

Settlement Procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests
The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

Stand-By Commitments
When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligation. A stand-by commitment is a security independent of the municipal obligation to which it relates. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal obligations purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144a Securities
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Variable And Floating Rate Obligations
Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Convertible Securities
Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts
Pursuant to Guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit Fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts
Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations
Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments
Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations
Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental And Global Depositary Receipts
American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances
The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES
In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return Of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

Funds That Invest In U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual Funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in Fund shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

It is the policy of each Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

Distributions From Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable To Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the Fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

"Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Sales Of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued At A Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities And Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing Fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing Fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

COUNSEL TO THE FUNDS
Ropes & Gray, located at One International Place, Boston, MA 02110, and Bell, Boyd & Lloyd LLC, located at Three First National Plaza, 70 West Madison Street, Chicago, IL 60602 serve as counsel to each of the Funds.

MANAGEMENT OF THE FUNDS

In this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment Decisions," and "Brokerage and Research Services," the "Advisor" refers to Fleet Investment Advisors, Inc.

The Advisor is the investment advisor to each of the Funds. . Fleet Investment Advisors Inc (FIA) is a part of a larger organization known as Columbia Management Group, Inc., a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, FIA is located at 100 Federal Street, Boston, MA 02110.



Trustees And Officers (This section applies to all of the funds.)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.


                                                                                          Number of
                                            Year First                                    Portfolios in
                              Position      Elected or                                    Fund Complex       Other
Name, Address                 with Liberty  Appointed     Principal Occupation(s)         Overseen           Directorships
And Age                       Funds         to Office 1   During Past Five Years          By Trustee         Held
-------                       -----         -------       ----------------------          ----------         ----

Disinterested Trustees

Douglas A. Hacker (Age 46)    Trustee       1996         Executive Vice President-
P.O. Box 66100                                           Strategy of United              103                None
Chicago, IL 60666                                        Airlines (airline)
                                                         since December, 2002;
                                                         (formerly President of
                                                         UAL Loyalty Services and
                                                         Executive Vice President
                                                         of United Airlines from
                                                         September, 2001 to
                                                         December, 2002; Executive
                                                         Vice President from
                                                         July, 1999 to September,
                                                         2001); Chief Financial
                                                         Officer of United
                                                         Airlines since
                                                         July, 1999; Senior
                                                         Vice President
                                                         and Chief Financial
                                                         Officer of UAL, Inc.
                                                         prior thereto.

Janet Langford Kelly (Age 44) Trustee       1996         Executive Vice President-
One Kellogg Square                                       Corporate Development           103                None
Battle Creek, MI 49016                                   and Administration, General
                                                         Counsel and Secretary,
                                                         Kellogg Company (food
                                                         manufacturer), since
                                                         September, 1999; Senior
                                                         Vice President,
                                                         Secretary and General
                                                         Counsel, Sara Lee
                                                         Corporation (branded,
                                                         packaged, consumer-
                                                         products manufacturer)
                                                         from January, 1995 to
                                                         September, 1999.

Richard W. Lowry (Age 65)     Trustee       1995         Private Investor since
10701 Charleston Drive                                   August, 1987 (formerly           1054               None
Vero Beach, FL 32963                                     Chairman and Chief
                                                         Executive Officer, U.S.
                                                         Plywood Corporation
                                                         (building products
                                                         manufacturer)).

Salvatore Macera (Age 71)     Trustee       1998         Private Investor since
26 Little Neck Lane                                      1981 (formerly Executive         103                None
New Seabury, MA  02649                                   Vice President and
                                                         Director of Itek Corporation
                                                         (electronics) from 1975
                                                         to 1981).

Charles R. Nelson (Age 60)    Trustee       1981         Professor of Economics,
Department of Economics                                  University of                    1182               None
University of Washington                                 Washington, since January
Seattle, WA 98195                                        1976; Ford and Louisa
                                                         Van Voorhis Professor of
                                                         Political Economy,
                                                         University of Washington,
                                                         since September 1993;
                                                         Director, Institute for
                                                         Economic Research,
                                                         University of Washington,
                                                         since September 2001;
                                                         Adjunct Professor of
                                                         Statistics, University of
                                                         Washington, since
                                                         September 1980; Associate
                                                         Editor, Journal of Money
                                                         Credit and Banking,
                                                         since September, 1993;
                                                         Trustee of the
                                                         Columbia Funds since
                                                         July, 2002; consultant
                                                         on econometric and
                                                         statistical matters.

John J. Neuhauser (Age 60)    Trustee       1985         Academic Vice President                            Saucony, Inc. (athletic
84 College Road                                          and Dean of Faculties           1054               footwear); SkillSoft
Chestnut Hill, MA 02467-3838                             since August, 1999,                                Corp. from September,
                                                         Boston College (formerly                           1977 to September,
                                                         Dean, Boston College                               1999). (E-Learning)
                                                         School of Management






Thomas E. Stitzel (Age 67)    Trustee       1998         Business Consultant since
2208 Tawny Woods Place                                   1999 (formerly Professor        103                None
Boise, ID  83706                                         Finance from 1975 to 1999
                                                         and Dean from 1977 to 1991,
                                                         College of Business, Boise
                                                         State University);
                                                         Chartered Financial Analyst.



Disinterested Trustees

Thomas C. Theobald (Age 65)   Trustee       1996         Managing Director, William
27 West Monroe Street,                                   Blair Capital Partners          103                Anixter International
Suite 3500                                               (private equity investing)                         (network support
Chicago, IL 60606                                        since September, 1994 (formerly                    equipment distributor),
                                                         September, 1994 Chief Executive                    Jones Lang LaSalle (real
                                                         Officer and Chairman of the                        estate management
                                                         Board of Directors,                                services and MONY Group
                                                         Continental Bank Corporation).                     (life insurance).

Anne-Lee Verville (Age 57)    Trustee       1998         Author and speaker on
359 Stickney Hill Road                                   educational systems needs       103                Chairman of the Board of
Hopkinton, NH  03229                                     (formerly General Manager,                         Directors, Enesco Group,
                                                         Global Education                                   Inc. (designer, importer
                                                         Industry from 1994 to 1997,                        and distributor of
                                                         and President,                                     giftware and
                                                         Applications Solutions                             collectibles).
                                                         Division from 1991 to
                                                         1994, IBM Corporation
                                                         (global education and
                                                         global applications)).



                                                                                         Number of
                                            Year First                                   Portfolios in
                              Position      Elected or                                   Fund Complex       Other
Name, Address                 with Liberty  Appointed to Principal Occupation(s)         Overseen           Directorships
And Age                       Funds         Office 1     During Past Five Years          By Trustee         Held
-------                       -----         -------      ----------------------          ----------         ----
Interested Trustees

William E. Mayer3 (Age 62)    Trustee       1994         Managing Partner, Park
                                                         Avenue Equity Partners          1054               Lee Enterprises (print
399 Park Avenue                                          (private equity fund)                              and on-line media), WR
                                                         since February, 1999                               Hambrecht + Co.
Suite 3204                                               (formerly Founding                                 (financial service
                                                         Partner, Development                               provider), First Health
                                                         Capital LLC from November                          (healthcare) and Systech
New York, NY 10022                                       LLC from November 1996                             Retail Systems (retail
                                                         to February, 1999; Dean                            industry technology
                                                         and Professor, College                             provider)
                                                         of Business and
                                                         Management, University
                                                         of Maryland from October,
                                                         1992 to November, 1996).

Joseph R. Palombo3 (Age 50)   Trustee, and  2000         Chief Operating Officer
One Financial Center          Chairman of                of Columbia Management          103                None
Boston, MA 02111              the Board and              Group, Inc. (Columbia
                              President                  Management Group) since
                                                         November, 2001; formerly
                                                         Chief Operations
                                                         Officer of Mutual Funds,
                                                         Liberty Financial
                                                         Companies, Inc. from
                                                         August, 2000 to November,
                                                         2001; Executive Vice
                                                         President of Stein Roe &
                                                         Farnham Incorporated
                                                         (Stein Roe) since April,
                                                         1999; Executive Vice
                                                         President and Director
                                                         of the Advisor since
                                                         April, 1999;Director of
                                                         Stein Roe since September,
                                                         2000; President of Liberty
                                                         Funds and Stein Roe Funds
                                                         since February, 2003;
                                                         Trustee and Chairman of
                                                         the Board of the Stein
                                                         Roe Funds since October,
                                                         2000; Manager of Stein
                                                         Roe Floating Rate
                                                         Limited Liability Company
                                                         since October, 2000
                                                         (formerly Vice President
                                                         of the Liberty Funds
                                                         from April, 1999 to
                                                         August, 2000; Chief
                                                         Operating Officer and
                                                         Chief Compliance Officer,
                                                         Putnam Mutual Funds from
                                                         December, 1993 to March,
                                                         1999).


1 In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board. 2In addition to serving as a disinterested trustee of the Liberty funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.
3 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor. 4In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.



                                                   Year First
                                    Position       Elected or
Name, Address                       With Liberty   Appointed to    Principal Occupation(s)
And Age                             Funds          Office          During Past Five Years

Officers


Vicki L. Benjamin (Age 41)          Chief          2001            Controller of the Liberty Funds, Stein Roe Funds
One Financial Center                Accounting                     and Liberty All-Star Funds since May, 2002;
Boston, MA 02111                    Officer and                    Chief Accounting Officer of the Liberty Funds,
                                    Controller                     Stein Roe Funds and Liberty All-Star Funds since
                                                                   June, 2001; Controller and Chief Accounting
                                                                   Officer of the Galaxy Funds since September,
                                                                   2002 (formerly Vice President, Corporate Audit,
                                                                   State Street Bank and Trust Company from May,
                                                                   1998 to April, 2001; Audit Manager from July,
                                                                   1994 to June, 1997; Senior Audit Manager from
                                                                   July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)       Treasurer      2000            Treasurer of the Liberty Funds and of the
One Financial Center                                               Liberty All-Star Funds since December, 2000
Boston, MA 02111                                                   (formerly Controller of the Liberty Funds and of
                                                                   the Liberty All-Star Funds from February, 1998 to
                                                                   October, 2000); Treasurer of the Stein Roe Funds since
                                                                   February, 2001 (formerly Controller from May, 2000 to
                                                                   February, 2001); Treasurer of the Galaxy Funds since
                                                                   September, 2000; (formerly Vice President from April,
                                                                   2000 to January, 2001; Vice President of the Advisor
                                                                   from February, 1998 to October, 2000) (formerly Senior Tax
                                                                   Manager, Coopers & Lybrand, LLP from April, 1996 to
                                                                   January, 1998).

Jean S. Loewenberg (Age 57)         Secretary      2002            Secretary of the Liberty Funds, Stein Roe Funds
One Financial Center                                               and of the Liberty All-Star Funds since
Boston, MA 02111                                                   February, 2002; General Counsel of Columbia
                                                                   Management Group since December, 2001; Senior
                                                                   Vice President since November, 1996 and Assistant
                                                                   General Counsel since September, 2002 of Fleet
                                                                   National Bank (formerly Senior Vice President and
                                                                   Group Senior Counsel of Fleet National Bank
                                                                   from November, 1996 to September, 2002).


Trustee Positions
As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract
In determining to approve the Funds' management agreements, the Trustees met with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel who will be providing services under those agreements. See "Managing the Fund" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Predecessor Funds and the other Funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted by the Advisor to the Funds would be appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions to be effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual Funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds would be consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Predecessor Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Predecessor Funds and the other Funds in the complex. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Predecessor Funds' total expenses and the reputation of the Funds' other service providers. See "Your Expenses" in the Funds' Prospectuses. The Trustees also considered information provided by third parties relating to the Predecessor Funds' investment performance relative to their performance benchmarks, relative to other similar Funds managed by the Advisor and relative to Funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Predecessor Funds' one, five and ten year calendar year periods and/or the life of the Funds, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Predecessor Funds' performance. See the Predecessor Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of Funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused Funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity Funds, and for international or global Funds, as compared to Funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity Funds and focused Funds including state specific municipal Funds, require greater intensity of research and trading acumen than larger capitalization or more diversified Funds. See "The Fund" in the Funds' Prospectuses.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all Funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master Fund/feeder Fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master Fund/feeder Fund structure is to provide a mechanism to pool, in a single master Fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

The Management Agreement

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or Fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement

Under an Administration Agreement with each Fund named above, the Administrator, or the Advisor in its capacity as the Administrator, to such Fund, as applicable, has contracted to perform the following administrative services:

o providing office space, equipment and clerical personnel;
o arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;
o preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations; o preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

o coordinating and overseeing the activities of each Fund's other third-party service providers;
o maintaining certain books and records of each Fund; and
o monitoring compliance by the Fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and


The Advisor/Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

The Pricing and Bookkeeping Agreement
The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each Fund, the Advisor/Administrator receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

o from each Fund that is a stand-alone Fund or a master Fund in a master Fund/feeder Fund structure, an annual flat fee of $10,000, paid monthly;

o from each Fund that is a feeder Fund in a master Fund/feeder Fund structure, an annual flat fee of $5,000, paid monthly; and

o in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

[(number of stand-alone Funds and master Funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder Funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each Fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone Funds and feeder Funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Portfolio Transactions
The following sections entitled "investment decisions" and "brokerage and research services" do not apply to Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Tax-Managed Value Fund And Liberty Newport Global Equity Fund. For each of these Funds, see part 1 of its respective SAI. The advisor of Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund And Liberty Newport Asia Pacific Fund follows the same procedures as those set forth under "brokerage and research services."

Investment Decisions.
The Advisor acts as investment advisor to each of the Funds Various officers and Trustees of the Trust also serve as officers or Trustees of other Funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Brokerage And Research Services.
Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of Quick & Reilly, Inc., or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing And Transfer Agent
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each Fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to LFS or generally by 6 months' notice by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

Code Of Ethics
The Funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE
Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(Amortized cost for money market Funds (this section currently does not apply to liberty money market Funds, - see "amortized cost for money market Funds" under "other information concerning the portfolio" in part 1 of the SAI of liberty municipal money market Fund for information relating to the municipal money market portfolio)

Money market Funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market Fund's NAV per share at $1.00. When a money market Fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If Funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient Funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, G, J, S, T or Z shares. The Liberty money market Funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other Funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by Colonial, Fleet Investment Advisors Inc., Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic Funds transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic Funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

Automated Dollar Cost Averaging (Classes A, B, C, T, G, S and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual Fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other Funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the trusts plan to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Liberty Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with LFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this Statement of Additional Information are limited to an aggregate fee of not more than 0.00% for the Rhode Island Intermediate Municipal Bond Fund, 0.50% (on an annualized basis) of the average daily net asset value of the Class T shares of equity Funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond Funds (other than the Rhode Island Intermediate Municipal Bond Fund) beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:



FUND(1)                                                         FOR THE FISCAL YEAR ENDED
                                                                    October 31,
                                                                      -----------
                                                              2002(3)    2001(2)     2000
                                                              -------    -------     ----
Liberty Connecticut Intermediate Municipal Bond Fund          $31,866    $12,324     $16
Liberty Quality Plus Bond Fund                                55,978     $52,592   $50,775
Liberty Intermediate Government Income Fund                   77,041     $72,351   $66,775
Liberty Intermediate Tax Exempt Bond Fund                     16,784      $5,968    $1(4)
Liberty Massachusetts Intermediate Municipal Bond Fund        81,180     $30,707   $362(4)
Liberty New Jersey Intermediate Municipal Bond Fund            6,928      $4,963    $1,054
Liberty New York Intermediate Municipal Bond Fund             45,180     $57,332   $58,189
Liberty Rhode Island Intermediate Municipal Bond Fund           N/A         $0      $0(4)


----------------------

(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its Predecessor Fund. Class T shares are a newer class of shares created as part of the Galaxy reorganization.


(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $904, $3,025 and $14, respectively, for the Liberty New York Intermediate Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund and Liberty Connecticut Intermediate Municipal Bond Fund.


(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $2, $81 and $51, respectively, for the Liberty New Jersey Intermediate Tax Exempt Bond Fund, Liberty New York Intermediate Municipal Bond Fund and Liberty Intermediate Tax Exempt Bond Fund.

(4)For the period from June 26, 2000 through October 31, 2000.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").


The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Liberty's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic Funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Right Of Accumulation (Class A, B and Class T shares) Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of all shares (of any class) of Funds distributed by LFD. The applicable sales charge is based on the combined total of: the current purchase; and the value at the public offering price at the close of business on the previous day of all shares (of any class) of Funds distributed by LFD held by the shareholder (except shares of any money market Fund, unless such shares were acquired by exchange from Class A or T shares of another Fund other than a money market Fund). LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A Fund may terminate or amend this Right of Accumulation.


Statement Of Intent (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of Funds distributed by LFD held by the shareholder on the date of the Statement in Funds (except shares of any money market Fund, unless such shares were acquired by exchange from Class A shares of another non-money market Fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

Reinstatement Privilege. An investor who has redeemed Class A, B, C, T or G shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Privileges Of Liberty Employees Or Financial Service Firms. Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of Funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and certain other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

Privileges Of Liberty Acorn Funds Shareholders. Any shareholder who owned shares of any Fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund distributed by LFD, may purchase Class A shares of any Fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.


Exchanges For Affiliates Of LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any Funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain Funds may charge an annual 12b-1 distribution and service fee.


Sponsored Arrangements. Class A and Class T shares of certain Funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares of certain Funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Initial Sales Charges (Class A and T Shares)
Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

Galaxy shareholders prior to December 1, 1995; and

Shareholders who (i) purchased Galaxy Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T initial share sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

Galaxy shareholders prior to December 1, 1995;

Shareholders who (i) purchased Galaxy Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.


Waiver Of Contingent Deferred Sales Charges (Cdscs) (In This Section, The "Advisor" Refers To Fleet Investment Advisors, Inc. In Its Capacity As The Advisor Or Administrator To Certain Funds) Class A, B, C, T And G Shares. CDSCs may be waived on redemptions in the following situations with the proper documentation:


Death. CDSCs may be waived on redemptions within one year following the death of
(i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan." Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by FIA. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by LFD for at least two years. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.


Class G Shares. CDSCs are not assessed on Class G shares in the following circumstances: (a) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code; (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age, (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Class G shares held in the account is less than the minimum account size; (b) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (c) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (d) any redemption of Class G shares held by investors, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Liberty or otherwise advised by Fleet or its affiliates) before December 1, 1995.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

Systematic Withdrawal Plan. If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

Checkwriting  (Available Only On The Class A Shares Of Certain Funds)
Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient Funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares
The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond Fund and an equity Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares (except for Class T shares of the Rhode Island Intermediate Municipal Bond Fund, which are currently not subject to a shareholder serving fee). Class G shares of a bond Fund and an equity Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares.

Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Information Applicable To Class T Shares Received By Former Galaxy Fund Retail A Shareholders In Connection With The Galaxy/Liberty Reorganization

Unless otherwise noted, Class T shares received by former Galaxy Fund Retail A shareholders in connection with the Galaxy/Liberty reorganizations are subject to a 1% CDSC if the Retail A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Retail A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

Class T Shares Purchased After The Galaxy/Liberty Reorganization. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                      REALLOWANCE TO                 REALLOWANCE TO
                                      DEALERS AS A % OF OFFERING     DEALERS AS A % OF
                                      PRICE                          OFFERING PRICE
  AMOUNT OF TRANSACTION               PER SHARE - BOND FUNDS         PER SHARE - EQUITY FUNDS
  ---------------------               ----------------------         ------------------------
  Less than $50,000                            4.25                           5.00
  $50,000 but less than $100,000               3.75                           3.75
  $100,000 but less than $250,000              2.75                           2.75
  $250,000 but less than $500,000              2.00                           2.00
  $500,000 but less than $1,000,000            1.75                           1.75
  $1,000,000 and over                          0.00                           0.00

The appropriate reallowance to dealers will be paid by LFD to broker-dealer organizations which have entered into agreements with LFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

Information Applicable To Certain Class G Shares Received By Former Galaxy Fund Retail B Shareholders In Connection With The Galaxy/Liberty Reorganization

The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                          % DEDUCTED
                                                             WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            5.00
Through second year                                           4.00
Through third year                                            3.00
Through fourth year                                           3.00
Through fifth year                                            2.00
Through sixth year                                            1.00
Longer than six years                                         None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy High Quality Bond Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                           % DEDUCTED
                                                              WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

       Through first year                                      5.50
       Through second year                                     5.00
       Through third year                                      4.00
       Through fourth year                                     3.00
       Through fifth year                                      2.00
       Through sixth year                                      1.00
       Through the seventh year                                None
       Longer than seven years                                 None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased After The Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from LFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares Purchased after the Galaxy/Liberty Reorganization". The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to LFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares.

Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow LFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most Funds that pay daily dividends will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that Fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Funds. Class G shares may be exchanged for Class B shares of the other Funds. Class T and Class G shares, once exchanged for Class A or Class B shares, respectively, cannot be re-exchanged for Class T or Class G shares. The prospectus of each Fund describes its investment goals and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other Funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain Funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end Funds generally may exchange their shares at NAV for the same class of shares of the Fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
Total Return
Standardized Average Annual Total Return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized Total Return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


Yield
Money Market. A money market Fund's yield and effective yield is computed in accordance with the SEC's formula for money market Fund yields.

Non-Money Market. The yield for each class of shares of a Fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the Fund that were entitled to dividends during the period and the maximum offering price of the Fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

Distribution Rate. The distribution rate for each class of shares of a Fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the Fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the Fund's portfolio securities (net of the Fund's expenses). The Fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The Fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

Tax-Related Illustrations. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual Funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

General. From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

APPENDIX I
DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond Funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature Of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond Funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a Fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature Of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1  Highest Quality
Prime-2  Higher Quality
Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

APPENDIX II
DECEMBER 31, 2001

         SOURCE                           CATEGORY               RETURN
                                                                  (%)
CREDIT SUISSE FIRST BOSTON:
                                 CSFB High Yield Index            5.78
                                 CSFB Leveraged Loan Index        2.66
LIPPER, INC.:
                                 AMEX Composite Index P           -5.59
                                 AMEX Computer Tech IX P          -15.09
                                 AMEX Institutional IX P          -15.78
                                 AMEX Major Market IX P           -4.75
                                 Bse Sensex Index                 -17.87
                                 CAC 40: FFR IX P                 -21.97
                                 CD Rate 1 Month Index Tr         3.88
                                 CD Rate 3 Month Index Tr         3.74
                                 CD Rate 6 Month Index Tr         3.69
                                 Consumer Price Index             N/A
                                 DAX:DM IX TR                     -19.79
                                 Domini 400 Social Index          N/A
                                 Dow Jones 65 Comp Av P           -12.82
                                 Dow Jones Ind Average P          -7.10
                                 Dow Jones Ind Dly Reinv          -5.43
                                 Dow Jones Ind Mth Reinv          -5.42
                                 Dow Jones Trans Av P             -10.41
                                 Dow Jones Trans Av Tr            -9.30
                                 Dow Jones Util Av P              -28.68
                                 Dow Jones Util Av Tr             -26.27
                                 Ft/S&P Act Wld Ex US IX          -21.47
                                 Jakarta Composite Index          -5.83
                                 Jasdaq Index:Yen P               -12.92
                                 Lehman 1-3 Govt/Cred Tr          8.78
                                 Lehman 1-3 Govt/Credit P         2.73
                                 Lehman Aggregate Bd P            1.97
                                 Lehman Aggregate Bd Tr           8.44
                                 Lehman Cr Bd Int P               2.69
                                 Lehman Cr Bd Int Tr              9.77
                                 Lehman Govt Bd Int P             2.40
                                 Lehman Govt Bd Int Tr            8.42
                                 Lehman Govt Bd Long P            -1.91
                                 Lehman Govt Bd Long Tr           4.34
                                 Lehman Govt Bd P                 1.14
                                 Lehman Govt Bd Tr                7.23
                                 Lehman Govt/Cr Bd P              1.90
                                 Lehman Govt/Cr Bd Tr             8.50
                                 Lehman Govt/Cr Int P             2.50
                                 Lehman Govt/Cr Int Tr            8.96
                                 Lehman High Yield P              -4.23
                                 Lehman High Yield Tr             5.28
                                 Lehman Muni 10 Yr IX P           -0.45
                                 Lehman Muni 10 Yr IX Tr          4.62
                                 Lehman Muni 3 Yr IX P            1.37
                                 Lehman Muni 3 Yr IX Tr           6.59
                                 Lehman Muni 5 Yr IX Tr           6.21
                                 Lehman Muni Bond IX P            -0.16
                                 Lehman Muni Bond IX Tr           5.13
                                 ML 10+ Yr Treasury IX Tr         4.21
                                 ML 1-10 YR CORP BD IX P          2.95
                                 ML 1-10 YR CORP BD IX TR         10.02
                                 ML 1-3 Yr Muni IX P              0.93
                                 ML 1-3 Yr Muni IX Tr             6.04
                                 ML 1-3 Yr Treasury IX P          2.43
                                 ML 1-3 Yr Treasury IX Tr         8.30
                                 ML 1-5 Yr Gv/Cp Bd IX P          2.68
                                 ML 1-5 Yr Gv/Cp Bd IX Tr         8.98
                                 ML 15 Yr Mortgage IX P           2.19
                                 ML 15 Yr Mortgage IX Tr          8.34
                                 ML 1-5 Yr Treasury IX P          2.28
                                 ML 1-5 Yr Treasury IX Tr         8.37
                                 ML 3 MO T-Bill IX Tr             4.42
                                 ML 3-5 Yr Govt IX P              2.36
                                 ML 3-5 Yr Govt IX Tr             8.75
                                 ML 3-7 Yr Muni IX Tr             5.97
                                 ML 7-12 YR MUNI IX P             -0.55
                                 ML 7-12 YR MUNI IX TR            4.54
                                 ML Corp Master Index P           3.38
                                 ML Corp Master Index Tr          10.70
                                 ML Gov/ Corp Master IX T          8.43
                                 ML Govt Master Index P            1.03
                                 ML Govt Master Index Tr           7.18
                                 ML Govt/Corp Master IX P          1.87
                                 ML HIGH YLD MASTER 2  P           -4.76
                                 ML HIGH YLD MASTER 2  TR          4.48
                                 ML High Yld Master IX P           -3.88
                                 ML High Yld Master IX Tr          6.20
                                 ML US CP/GV 10+ YR IX P           0.12
                                 ML US CP/GV 10+ YR IX TR          7.02
                                 ML US DOM MASTER  IX P            1.84
                                 ML US DOM MASTER  IX TR           8.32
                                 MSCI AC Americas Free GD          -12.18
                                 MSCI AC Americas Free ID          -13.43
                                 MSCI AC Asia Fr-Ja IX GD          -3.84
                                 MSCI AC Asia Fr-Ja IX ID          -5.94
                                 MSCI AC ASIA PAC FR DGD           -20.73
                                 MSCI AC ASIA PAC FR DND           -20.93
                                 MSCI AC ASIA PAC FR P IX          -21.84
                                 MSCI AC Asia Pac Fr-J GD          -2.40
                                 MSCI AC Asia Pac FR-J IX          -4.79
                                 MSCI AC Europe IX GD              -19.49
                                 MSCI AC Europe IX ID              -21.08
                                 MSCI AC Fe Free IX GD             -22.96
                                 MSCI AC Fe Free IX ID             -23.87
                                 MSCI AC Fe Fr-Ja IX GD            -2.08
                                 MSCI AC Fe Fr-Ja IX ID            -4.19
                                 MSCI AC Pac Fr-Jpn IX GD          -0.99
                                 MSCI AC Pac Fr-Jpn IX ID          -3.41
                                 MSCI AC Pacific FR IX ID          -21.84
                                 MSCI AC WLD FR VAL IX GD          -13.87
                                 MSCI AC WLD FR-US GR DGD          -23.43
                                 MSCI AC World Free IX GD          -15.91
                                 MSCI AC World Free Ix ID          -17.26
                                 MSCI AC World Fr-USA GD           -19.50
                                 MSCI AC World Fr-USA ID           -20.98
                                 MSCI AC WRLD FR GR DGD            -18.55
                                 MSCI AC Wrld Fr-Ja IX GD          -14.45
                                 MSCI AC Wrld Fr-Ja IX ID          -15.89
                                 MSCI AC WRLD FR-US V DGD          -15.83
                                 MSCI Argentina IX GD              -18.27
                                 MSCI Argentina IX ID              -22.16
                                 MSCI Australia IX GD              2.66
                                 MSCI Australia IX ID              -0.58
                                 MSCI Australia IX ND              1.68
                                 MSCI Austria IX GD                -5.05
                                 MSCI Austria IX ID                -7.44
                                 MSCI Austria IX ND                -5.65
                                 MSCI Belgium IX GD                -10.17
                                 MSCI Belgium IX ID                -13.03
                                 MSCI Belgium IX ND                -10.89
                                 MSCI BRAZIL FREE IX GD            -16.99
                                 MSCI BRAZIL FREE IX ID            -21.77
                                 MSCI Canada IX GD                 -20.10
                                 MSCI Canada IX ID                 -21.41
                                 MSCI Canada IX ND                 -20.43
                                 MSCI Chile IX GD                  -2.83
                                 MSCI Chile IX ID                  -5.96
                                 MSCI China Free IX ID             -26.04
                                 MSCI Colombia IX GD               45.77
                                 MSCI Colombia IX ID               37.07
                                 MSCI Czech Rep IX GD              -2.01
                                 MSCI Czech Rep IX ID              -4.15
                                 MSCI Denmark IX GD                -14.39
                                 MSCI Denmark IX ID                -15.94
                                 MSCI Denmark IX ND                -14.81
                                 MSCI EAFE - JAPAN IX ND           -19.14
                                 MSCI EAFE - UK IX GD              -23.20
                                 MSCI EAFE - UK IX ID              -24.44
                                 MSCI EAFE - UK IX ND              -23.50
                                 MSCI EAFE + Canada IX GD          -21.16
                                 MSCI EAFE + Canada IX ID          -22.56
                                 MSCI EAFE + Canada IX ND          -21.40
                                 MSCI EAFE + EMF IX GD             -19.47
                                 MSCI EAFE + EMF IX ID             -20.96
                                 MSCI EAFE Fr IX ID                -22.61
                                 MSCI EAFE GDP Wt IX GD            -21.93
                                 MSCI EAFE GDP Wt IX ID            -23.26
                                 MSCI EAFE GDP Wt IX ND            -22.20
                                 MSCI EAFE GROWTH IX GD            -24.41
                                 MSCI EAFE GROWTH IX ID            -25.52
                                 MSCI EAFE IX GD                   -21.21
                                 MSCI EAFE IX ID                   -22.61
                                 MSCI EAFE IX ND                   -21.44
                                 MSCI EAFE VALUE IX GD             -18.22
                                 MSCI EAFE VALUE IX ID             -19.91
                                 MSCI EASEA IX GD                  -18.86
                                 MSCI EASEA IX ID                  -20.54
                                 MSCI EASEA IX ND                  -19.14
                                 MSCI Em Eur/Mid East GD           -16.06
                                 MSCI Em Eur/Mid East ID           -17.65
                                 MSCI Em Europe IX GD              -8.79
                                 MSCI Em Europe IX ID              -10.49
                                 MSCI EMF Asia IX GD               6.19
                                 MSCI EMF Asia IX ID               4.24
                                 MSCI EMF Far East IX GD           11.35
                                 MSCI EMF Far East IX ID           9.45
                                 MSCI EMF IX GD                    -2.37
                                 MSCI EMF IX ID                    -4.91
                                 MSCI EMF Latin Am IX GD           -0.39
                                 MSCI EMF Latin Am IX ID           -4.31
                                 MSCI EURO UNION GR IX GD          -24.64
                                 MSCI Europe - UK IX GD            -22.00
                                 MSCI Europe - UK IX ID            -23.41
                                 MSCI Europe - UK IX ND            -22.37
                                 MSCI Europe GDP Wt IX ID          -21.23
                                 MSCI Europe IX GD                 -19.64
                                 MSCI Europe IX ID                 -20.73
                                 MSCI Europe IX ND                 -19.90
                                 MSCI European Union GD            -19.62
                                 MSCI European Union ID            -21.29
                                 MSCI EUROPEAN VL IX GD            -15.42
                                 MSCI Far East Free IX ID          -29.06
                                 MSCI Far East IX GD               -28.28
                                 MSCI Far East IX ID               -29.06
                                 MSCI Far East IX ND               -28.39
                                 MSCI Finland IX GD                -37.81
                                 MSCI Finland IX ID                -39.07
                                 MSCI Finland IX ND                -38.18
                                 MSCI France IX GD                 -22.09
                                 MSCI France IX ID                 -23.18
                                 MSCI France IX ND                 -22.36
                                 MSCI Germany IX GD                -21.99
                                 MSCI Germany IX ID                -23.47
                                 MSCI Germany IX ND                -22.39
                                 MSCI Greece IX GD                 -29.61
                                 MSCI Greece IX ID                 -31.36
                                 MSCI Hong Kong IX GD              -18.61
                                 MSCI Hong Kong IX ID              -21.20
                                 MSCI Hongkong IX ND               -18.61
                                 MSCI Hungary IX GD                -9.16
                                 MSCI Hungary IX ID                -10.46
                                 MSCI India IX GD                  -19.45
                                 MSCI India IX ID                  -21.17
                                 MSCI Indonesia FR IX GD           -8.48
                                 MSCI Indonesia FR IX ID           -10.88
                                 MSCI Ireland IX ID                -4.13
                                 MSCI Israel Dom IX ID             -17.57
                                 MSCI Israel IX ID                 -32.28
                                 MSCI Israel Non Dom Ixid          -53.81
                                 MSCI Italy IX GD                  -26.10
                                 MSCI Italy IX ID                  -27.90
                                 MSCI Italy IX ND                  -26.59
                                 MSCI JAPAN GROWTH IX GD           -28.83
                                 MSCI Japan IX GD                  -29.28
                                 MSCI Japan IX ID                  -29.89
                                 MSCI Japan IX ND                  -29.40
                                 MSCI JAPAN VALUE IX GD            -30.11
                                 MSCI Jordan IX GD                 34.59
                                 MSCI Jordan IX ID                 29.02
                                 MSCI KokuSAI IX GD                -15.06
                                 MSCI KokuSAI IX ID                -16.46
                                 MSCI KokuSAI IX ND                -15.39
                                 MSCI Korea IX GD                  48.71
                                 MSCI Korea IX ID                  45.97
                                 MSCI Luxembourg IX ID             -46.04
                                 MSCI Malaysia Free Ix GD          4.56
                                 MSCI Malaysia Free IX ID          2.26
                                 MSCI Mexico Free IX GD            18.55
                                 MSCI Mexico Free IX ID            15.93
                                 MSCI N American G IX ID           -15.47
                                 MSCI N American Vl IX ID          -12.89
                                 MSCI Netherland IX GD             -21.62
                                 MSCI Netherland IX ID             -23.53
                                 MSCI Netherland IX ND             -22.10
                                 MSCI New Zealand IX GD            9.50
                                 MSCI New Zealand IX ID            5.63
                                 MSCI New Zealand IX ND            8.42
                                 MSCI Nordic IX GD                 -28.67
                                 MSCI Nordic IX ID                 -30.05
                                 MSCI Nordic IX ND                 -29.07
                                 MSCI Norway IX GD                 -11.69
                                 MSCI Norway IX ID                 -13.79
                                 MSCI Norway IX ND                 -12.22
                                 MSCI Nth Amer IX GD               -12.40
                                 MSCI Nth Amer IX ID               -13.60
                                 MSCI Nth Amer IX ND               -12.75
                                 MSCI Pac - Japan IX GD            -9.43
                                 MSCI Pac - Japan IX ID            -12.16
                                 MSCI Pac - Japan IX ND            -9.88
                                 MSCI PAC FREE GR IX GD            -25.27
                                 MSCI PAC FREE VL IX GD            -25.42
                                 MSCI PAC FR-JPN GR IX GD          -11.64
                                 MSCI PAC FR-JPN VL IX GD          -7.43
                                 MSCI Pacific Free IX ID           -26.21
                                 MSCI Pacific Fr-Jpn ID            -12.16
                                 MSCI Pacific IX GD                -25.22
                                 MSCI Pacific IX ID                -26.21
                                 MSCI Pacific IX ND                -25.40
                                 MSCI Pakistan IX GD               -23.32
                                 MSCI Pakistan IX ID               -34.61
                                 MSCI Peru IX GD                   19.92
                                 MSCI Peru IX ID                   15.27
                                 MSCI Philippines FR DG            -19.29
                                 MSCI Philippines FR GD            -19.70
                                 MSCI Portugal IX GD               -21.60
                                 MSCI Portugal IX ID               -23.01
                                 MSCI Russia IX GD                 55.85
                                 MSCI Russia IX ID                 53.17
                                 MSCI Singapore Fr IX GD           -23.42
                                 MSCI Singapore Fr IX ID           -25.02
                                 MSCI South Africa IX GD           -17.21
                                 MSCI South Africa IX ID           -20.27
                                 MSCI Spain IX GD                  -11.01
                                 MSCI Spain IX ID                  -12.78
                                 MSCI Spain IX ND                  -11.36
                                 MSCI Sri Lanka IX GD              44.27
                                 MSCI Sri Lanka IX ID              36.08
                                 MSCI Sweden IX GD                 -26.76
                                 MSCI Sweden IX ID                 -28.15
                                 MSCI Sweden IX ND                 -27.18
                                 MSCI Swtzrlnd IX GD               -21.08
                                 MSCI Swtzrlnd IX ID               -21.94
                                 MSCI Swtzrlnd IX ND               -21.38
                                 MSCI Taiwan IX GD                 10.47
                                 MSCI Taiwan IX ID                 8.77
                                 MSCI Thailand Free IX GD          5.25
                                 MSCI Thailand Free IX ID          2.90
                                 MSCI Turkey IX GD                 -32.66
                                 MSCI Turkey IX ID                 -33.73
                                 MSCI UK IX GD                     -14.05
                                 MSCI UK IX ID                     -16.07
                                 MSCI UK IX ND                     -14.05
                                 MSCI USA IX GD                    -12.03
                                 MSCI USA IX ID                    -13.23
                                 MSCI USA IX ND                    -12.39
                                 MSCI Venezuela IX GD              -6.62
                                 MSCI Venezuela IX ID              -10.04
                                 MSCI World - UK IX GD             -16.80
                                 MSCI World - UK IX ID             -18.03
                                 MSCI World - UK IX ND             -17.14
                                 MSCI World - USA IX GD            -21.16
                                 MSCI World - USA IX ID            -22.56
                                 MSCI World - USA IX ND            -21.40
                                 MSCI World Free IX ND             -16.82
                                 MSCI World GDP Wt IX ID           -19.15
                                 MSCI WORLD GROWTH IX ID           -20.14
                                 MSCI World IX Free ID             -17.83
                                 MSCI World IX GD                  -16.52
                                 MSCI World IX ID                  -17.83
                                 MSCI World IX ND                  -16.82
                                 MSCI WORLD IX SC DGD IX           1.23
                                 MSCI WORLD IX VALUE               -14.54
                                 MSCI WORLD VALUE IX ID            -16.16
                                 MSCI WORLD-USA GR IX GD           -25.16
                                 MSCI World-USA VL IX GD           -17.47
                                 MSCI Wrld - Austrl IX GD          -16.76
                                 MSCI Wrld - Austrl IX ID          -18.05
                                 MSCI Wrld - Austrl IX ND          -17.06
                                 MSCI WRLD EX USA SC GD            -10.23
                                 MSCI WRLD EX USA SC ID            -12.35
                                 MSCI WRLD EX USA SC ND            -10.63
                                 MSCI WRLD FINANCIALS GD           -16.50
                                 MSCI WRLD FINANCIALS ID           -18.26
                                 MSCI WRLD FREE GR DGD IX          -19.17
                                 MSCI WRLD HEALTHCARE GD           -12.98
                                 MSCI WRLD HEALTHCARE ID           -14.00
                                 MSCI WRLD INFO TECH GD            -29.50
                                 MSCI WRLD INFO TECH ID            -29.74
                                 MSCI WRLD TECH HDWR GD            -36.22
                                 MSCI WRLD TECH HDWR ID            -36.49
                                 MSCI WRLD TELECOM GD              -23.22
                                 MSCI WRLD TELECOM ID              -26.41
                                 NASDAQ 100 IX P                   -32.65
                                 NASDAQ Bank IX P                  10.08
                                 NASDAQ Composite IX P             -21.05
                                 NASDAQ Industrial IX P            -6.33
                                 NASDAQ Insurance IX P             7.10
                                 NASDAQ Natl Mkt Cmp IX            -21.26
                                 NASDAQ Natl Mkt Ind IX            -6.65
                                 NASDAQ Transport IX P             10.73
                                 Nikkei 225 Avg:Yen P              -23.52
                                 NYSE Composite P                  -10.21
                                 NYSE Finance IX P                 -8.23
                                 NYSE Industrials IX P             -8.41
                                 NYSE Transportation IX            -5.18
                                 NYSE Utilities IX P               -25.13
                                 Philippines Composite IX          -21.84
                                 PSE Technology IX P               -15.59
                                 Russell 1000 Grow Ix              -20.91
                                 Russell 1000 Grow IX Tr           -20.42
                                 Russell 1000 IX P                 -13.61
                                 Russell 1000 IX Tr                -12.45
                                 Russell 1000 Value Ix             -7.41
                                 Russell 1000 Value IX Tr          -5.59
                                 Russell 2000 Grow Ix              -9.55
                                 Russell 2000 Grow IX Tr           -9.23
                                 Russell 2000 IX P                 1.02
                                 Russell 2000 IX Tr                2.49
                                 Russell 2000 Value Ix             11.37
                                 Russell 2000 Value IX Tr          14.02
                                 RUSSELL 2500 GROW IX P            -11.11
                                 RUSSELL 2500 GROW IX TR           -10.83
                                 RUSSELL 2500 IX P                 -0.26
                                 RUSSELL 2500 IX TR                1.22
                                 RUSSELL 2500 VALUE IX P           7.37
                                 RUSSELL 2500 VALUE IX TR          9.74
                                 RUSSELL 3000 GROW IX P            -20.10
                                 RUSSELL 3000 GROW IX TR           -19.63
                                 Russell 3000 IX P                 -12.63
                                 Russell 3000 IX Tr                -11.46
                                 RUSSELL 3000 VALUE IX P           -6.20
                                 RUSSELL 3000 VALUE IX TR          -4.33
                                 RUSSELL MDCP VALUE IX P           0.21
                                 RUSSELL MDCP VALUE IX TR          2.33
                                 Russell Midcap G IX TR            -20.15
                                 RUSSELL MIDCAP GR IX P            -20.34
                                 RUSSELL MIDCAP IX P               -7.00
                                 RUSSELL MIDCAP IX TR              -5.62
                                 RUSSELL SMCP CMPT GRO P           -25.19
                                 RUSSELL SMCP CMPT GRO TR          -25.02
                                 RUSSELL SMCP CMPT IX P            -11.79
                                 RUSSELL SMCP CMPT IX TR           -10.70
                                 RUSSELL SMCP CMPT VAL IX          5.18
                                 RUSSELL SMCP CMPT VAL P           3.01
                                 RUSSELL TOP 200 GRO IX P          -21.03
                                 RUSSELL TOP 200 GROW  IX          -20.48
                                 RUSSELL TOP 200 IX P              -15.66
                                 RUSSELL TOP 200 IX TR             -14.57
                                 RUSSELL TOP 200 VAL IX P          -10.49
                                 RUSSELL TOP 200 VALUE IX          -8.79
                                 S & P 100 Index TR                -14.88
                                 S & P 500 Daily Reinv             -11.87
                                 S & P 500 Index P                 -13.04
                                 S & P 500 Mnthly Reinv            -11.88
                                 S & P 500/BARRA G IX TR           -12.73
                                 S & P 500/BARRA V IX TR           -11.71
                                 S & P 600 Index P                 5.73
                                 S & P 600 Index Tr                6.51
                                 S & P Financial IX P              -10.31
                                 S & P Financial IX Tr             -8.79
                                 S & P Industrial IX Tr            -11.67
                                 S & P Industrials P               -12.74
                                 S & P MC 400/BARRA G TR           -7.97
                                 S & P MC 400/BARRA V TR           7.14
                                 S & P Midcap 400 IX P             -1.63
                                 S & P Midcap 400 IX Tr            -0.62
                                 S & P SC 600/BARRA G TR           -1.18
                                 S & P SC 600/BARRA V TR           13.10
                                 S & P Transport Index P           -1.16
                                 S & P Transport IX Tr             -0.24
                                 S & P Utility Index P             -32.52
                                 S & P Utility Index Tr            -30.43
                                 SB Cr-Hdg Nn-US Wd IX Tr          6.12
                                 SB Cr-Hdg Wd Gv Bd IX Tr          6.27
                                 SB Non-US Wd Gv Bd IX Tr          -3.54
                                 SB Wd Gv Bd:Austrl IX Tr          -4.17
                                 SB Wd Gv Bd:Germny IX Tr          -0.05
                                 SB Wd Gv Bd:Japan IX Tr           -9.95
                                 SB Wd Gv Bd:UK IX Tr              0.43
                                 SB Wd Gv Bd:US IX Tr              6.73
                                 SB World Govt Bond IX Tr          -0.99
                                 Straits Times Index               -15.74
                                 SWISS PERF:SFR IX TR              -22.03
                                 TAIWAN SE:T$IX P                  18.18
                                 T-Bill 1 Year Index Tr            3.29
                                 T-Bill 3 Month Index Tr           3.43
                                 T-Bill 6 Month Index Tr           3.37
                                 Thailand Set Index                12.88
                                 TOKYO 2ND SCT:YEN IX P            -12.06
                                 TOKYO SE(TOPIX):YEN IX P          -19.59
                                 TORONTO 300:C$IX P                -13.94
                                 TORONTO SE 35:C$IX P              -6.26
                                 Value Line Cmp IX-Arth            10.88
                                 Value Line Cmp IX-Geom            -6.08
                                 Value Line Industrl IX            -6.06
                                 Value Line Railroad IX            32.45
                                 Value Line Utilties IX            -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
                 Real Estate Investment Trust Index                13.93

SALOMON SMITH BARNEY:
                  SSB World Ex U.S. Cap Range $2-$10 Billion       -15.49
                  SSB EMI Global Ex U.S.                           -14.66
                  SSB EMI World Ex U.S.                            -15.70
                  Salomon 30 Year Benchmark                          3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

APPENDIX III

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges


          HOLDING PERIOD AFTER PURCHASE             % DEDUCTED WHEN
                                                    SHARES ARE SOLD

          Through first year                                   5.00
          Through second year                                  4.00
          Through third year                                   3.00
          Through fourth year                                  3.00
          Through fifth year                                   2.00
          Through sixth year                                   1.00
          Longer than six years                                0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

PART C          OTHER INFORMATION

Liberty Contrarian Income Fund (LCIF)
Liberty Newport Global Equity Fund (LNGEF)
Liberty Select Value Fund (LSVF)
The Liberty Fund (TLF)
Liberty Intermediate Government Income Fund (LIGIF)
Liberty Quality Bond Fund (LHQBF)
Liberty Corporate Bond Fund (LCBF)

ITEM 23.        EXHIBITS:

(a)(1)    Amendment No. 3 to the Agreement and Declaration of Trust (1)

(a)(2)    Amendment No. 4 to the Agreement and Declaration of Trust (2)

(a)(3)    Amendment No. 5 to the Agreement and Declaration of Trust (5)

(a)(4)    Amendment No. 6 to the Agreement and Declaration of Trust

(b)       By-laws, as amended (7)

(c)       Form of Specimen of share certificate - filed as Exhibit 4 in Part C,
          Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(d)(1)    Form of Management Agreement (TLF) (7)

(d)(3)    Form of Management Agreement (LSVF) (7)

(d)(4)    Form of Management Agreement (LCIF) (7)

(d)(5)    Form of Management Agreement (LNGEF) (7)

(d)(6)    Sub-Advisory Agreement (TLF) (7)

(d)(7)    Form of Management Agreement (LIGIF) (8)

(d)(8)    Form of Management Agreement (LQBF) (8)

(d)(9)    Form of Management Agreement (LCBF) (8)

(e)(1) Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(2) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. (8)

(e)(3) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on From N-1A of Liberty Funds Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(4) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. (8)

(e)(5) Form of Selling Agreement with Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(6)    Form of Asset Retention Agreement - filed as Exhibit 6(d) in Part C,
          Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(f)       Not Applicable

(g)(1) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23(b) of Post-Effective Amendment No. 56 to the Registration Statement of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001 and is hereby incorporated by reference and made a part of this Registration Statement

(g)(2)    Form of Revised Appendix A to Custodian Contract (8)

(h)(1) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Liberty Funds Services, Inc. - filed as
          Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(2) Amendment No. 19 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on From N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and hereby incorporated by reference and made a part of this Registration Statement

(h)(3) Amendment No. 26 to Appendix I of the Amended and Restated Shareholders' Servicing and Transfer Agent Agreement (8)

(h)(4) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(5) Amendment to Pricing and Bookkeeping Agreement dated July 1, 2001 with Colonial Management Associates, Inc. - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the

          Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(6)    Appendix I of Pricing and Bookkeeping Agreement (8)

(h)(7)    Form of Agreement and Plan of Reorganization (TLF and LSVF) (1)

(h)(8) Form of Administration Agreement with Colonial Management Associates, Inc. (LNGEF) (3)

(h)(9) Form of Administration Agreement with Colonial Management Associates, Inc. (LIGIF) (8)

(h)(10) Form of Administration Agreement with Colonial Management Associates, Inc. (LQBF) (8)

(h)(11) Form of Administration Agreement with Colonial Management Associates, Inc. (LCBF) (8)

(h)(12)   Amended and Restated Credit Agreement (4)

(h)(13) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement(6)

(h)(14) Second Amendment dated January 26, 2001 to the Amended and Restated Credit Agreement - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 27, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(15) Third Amendment dated May 14, 2001 to the Amended and Restated Credit Agreement - filed as Exhibit (h)(10) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001 and made a part of this Registration Statement

(h)(16) Fourth Amendment dated June 1, 2001 to the Amended and Restated Credit Agreement - filed as Exhibit (h)(11) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about August 31, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(17) Fifth Amendment dated May 13, 2002 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(10) in Part C, Item 23 of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-12109 and 811-5030), filed with the Commission on or about May 30, 2002 and is hereby incorporated by reference and made a part of this Registration Statement

(h)(18) Agreement and Plan of Reorganization - filed as Exhibit (h)(12) to the Proxy Statement relating to The Galaxy Fund (File No. 811-4636), filed with the Commission on or about August 22, 2002, and is hereby incorporated by reference and made a part of this Registration Statement (LIGIF)

(h)(19) Agreement and Plan of Reorganization - filed as Exhibit (h)(12) to the Proxy Statement relating to The Galaxy Fund (File No.

          811-4636), filed with the Commission on or about August 22, 2002, and is hereby incorporated by reference and made a part of this Registration Statement (LQBF)

(h)(20) Agreement and Plan of Reorganization - filed as Exhibit (h)(12) to the Proxy Statement relating to The Galaxy Fund (File No. 811-4636), filed with the Commission on or about August 22, 2002, and is hereby incorporated by reference and made a part of this Registration Statement (LCBF)

(h)(21)   Shareholder Services Plan (8)

(h)(22)   Form of Class T Shares Servicing Agreement (8)

(i)       Opinion of Counsel

(j)(1)    Consent of Independent Auditors (LCIF and TLF)

(j)(2)    Consent of Independent Auditors (LIGIF, LHQBF and LCBF)

(j)(3)    Consent of Independent Accountants (LNGEF and LSVF)

(k)       Not Applicable

(l)       Not Applicable

(m)       Rule 12b-1 Distribution Plan (8)

(n)       Plan pursuant to Rule 18f-3(d) under the Investment Company Act of
          1940 (8)

(o)       Not Applicable

(p)(1) Code of Ethics of Colonial, Crabbe Huson, the Funds and Liberty Funds Distributor, Inc., as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(p)(2)    Code of Ethics of Fleet Investment Advisors Inc. - filed as Exhibit
          (p)(2) in Part C, Item 23 of Post Effective Amendment No. 27 to the Registration Statement on Form N-1A of Galaxy Fund II (File Nos. 33-33617 and 811-06051), filed with the Commission on or about May 31, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(1) Incorporated by reference to Post-Effective Amendment No. 97 to Form N-1A filed on or about February 13, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 104 to Form N-1A filed on or about October 30, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 109 to Form N-1A filed on or about March 1, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 110 to Form N-1A filed on or about August 12, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 113 to Form N-1A filed on or about February 17, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 115 to Form N-1A filed on or about October 4, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 120 to Form N-1A filed on or about December 21, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 126 to Form N-1A filed on or about October 30, 2002.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON GROUP CONTROL WITH
          REGISTRANT

          None

Item 25.  INDEMNIFICATION

          See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit (a)(1) hereto.

          The Registrant's administrator, Colonial Management Associates, Inc., has an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability insurance policy. The policy provides indemnification to the Registrant's trustees and officers.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

          The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc.



(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 10/25/02.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------

Arneil, Karen                     V.P.                          Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Banks, Keith T.                   President, Director,          Colonial Advisory Services, Inc.          Director, President, CIO
                                  Chairman, CEO, CIO            Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Liberty Funds Trust I through VII         President
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   President, Director
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          President, Director, CEO,
                                                                                                          Chairman, CIO
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty Floating Rate Fund                President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors, Inc.           President, Director
                                                                Columbia Management Group, Inc.           Director, Chairman,
                                                                                                          CEO, President
                                                                Columbia Management Company               Director, Chairman, CEO,
                                                                                                          CIO, President
                                                                Columbia Funds Management Company         Director, Chairman, CEO,
                                                                                                          CIO, President
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          Director, President, CEO,
                                                                                                          Chairman, CIO
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           CIO, Director, Chairman
                                                                                                          CEO, President
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director, Chairman, CEO
                                                                                                          President, CIO
                                                                Newport Fund Management, Inc.             Director, Chairman, CEO
                                                                                                          President, CIO
                                                                Crabbe Huson Group, Inc.                  Director, President,
                                                                                                          Chairman, CEO
                                                                Galaxy Fund                               President
                                                                Galaxy Fund II                            President
                                                                Galaxy VIP Fund                           President

Barbaro, Stephen                   V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Barton, Dan                        V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Boatman, Bonny E.                  Senior V.P.                  Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Bresnahan, Patrick                 V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Cantor, Daniel K.                  Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Condon, Brian                      V.P.                         Liberty Funds Group LLC                   V.P.

Coyne, Elizabeth                   V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Fleet Investment Advisors, Inc.           V.P.

Cronk, Kevin                       V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Fellows, James                     V.P.                         Stein Roe & Farnham Incorporated          Senior V.P.

Fleming, Peter                     V.P.                         Fleet Investment Advisors, Inc.           V.P.

Fuchs, Paul                        V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   V.P.

Good, Brian                        V.P.                         Stein Roe & Farnham Incorporated          V.P.

Gustafson, Erik P.                 Senior, V.P.                 Stein Roe & Farnham Incorporated          Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Galaxy Fund                               Asst. Secretary
                                                                Galaxy Fund II                            Asst. Secretary
                                                                Galaxy VIP Fund                           Asst. Secretary

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Hegwood, Richard                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Iudice, Philip J., Jr.             V.P., Controller, CAO        Liberty Funds Group LLC                   Controller, CAO,
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          CFO, Treasurer
                                                                AlphaTrade Inc.                           CFO, Treasurer
                                                                Liberty Funds Services, Inc.              Asst. Treasurer
                                                                Stein Roe & Farnham Incorporated          Treasurer
                                                                Newport Funds Management, Inc.            Treasurer
                                                                Newport Pacific Management, Inc.          Treasurer
                                                                Liberty Newport Holdings Limited          Treasurer
                                                                Liberty Advisory Services Corp.           Treasurer
                                                                Liberty Asset Management Company          Treasurer
                                                                Financial Centre Insurance Agency         CFO, Treasurer

Javidi, Jeremy                     V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Jensen, Rodney                     V.P.                         Liberty Funds Group LLC                   V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Galaxy Fund                               Asst. Secretary
                                                                Galaxy Fund II                            Asst. Secretary
                                                                Galaxy VIP Fund                           Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Kinzel, Jeffrey                    Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Lettenberger, Thomas               V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporate           V.P.

Lilly, Steve                       V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Loewenberg, Jean S.                Clerk                        Liberty Funds Trust I through VII         Secretary
                                   Counsel                      Colonial High Income Municipal Trust      Secretary
                                                                Colonial InterMarket Income Trust I       Secretary
                                                                Colonial Intermediate High Income Fund    Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Secretary
                                                                Liberty-Stein Roe Funds Trust             Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Secretary
                                                                Liberty-Stein Roe Advisor Trust           Secretary
                                                                SR&F Base Trust                           Secretary
                                                                SteinRoe Variable Investment Trust        Secretary
                                                                Liberty Floating Rate Fund                Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Secretary
                                                                Galaxy Fund                               Secretary
                                                                Galaxy Fund II                            Secretary
                                                                Galaxy VIP Fund                           Secretary
                                                                Colonial Advisory Services, Inc.          Clerk
                                                                Liberty Funds Services, Inc.              Clerk
                                                                Liberty Funds Group LLC                   Secretary
                                                                Liberty Funds Distributor, Inc.           Clerk
                                                                AlphaTrade Inc.                           Clerk
                                                                Stein Roe & Farnham Incorporated          Secretary
                                                                Financial Centre Insurance Agency, Inc.   Clerk
                                                                Fleet Investment Advisors, Inc.           Clerk
                                                                Liberty Asset Management Company          Clerk
                                                                WAM Acquisition G.P., Inc.                Secretary
                                                                Liberty Advisory Services, Inc.           Clerk
                                                                Progress Investment Management Company    Secretary
                                                                Newport Pacific Management, Inc.          Secretary
                                                                Newport Fund Management, Inc.             Secretary
                                                                Crabbe Huson Group, Inc.                  Clerk
                                                                Liberty Newport Holdings, Ltd.            Secretary
                                                                Columbia Management Group, Inc.           General Counsel, Secretary

McClean, Deb                       V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

McGreevy, Brian                    V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Mitchell, Brian                    V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Murray, Thomas                     V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David P.                  Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P., COO        Colonial Advisory Services, Inc.          COO, Director
                                                                Colonial High Income Municipal Trust      Trustee
                                                                Colonial InterMarket Income Trust I       Trustee
                                                                Colonial Intermediate High Income Fund    Trustee
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee
                                                                Colonial Municipal Income Trust           Trustee
                                                                Liberty Funds Trust I through VII         Trustee
                                                                Liberty Funds Services, Inc.              President, Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           COO, Director
                                                                AlphaTrade Inc.                           COO, Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., COO,
                                                                                                          Director
                                                                Liberty Variable Investment Trust         Trustee
                                                                Colonial Insured Municipal Fund           Trustee
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee
                                                                Colonial New York Insured Municipal Fund  Trustee
                                                                Liberty Floating Rate Advantage Fund      Trustee
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee
                                                                Liberty-Stein Roe Funds Income Trust      Trustee
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee
                                                                Liberty-Stein Roe Funds Trust             Trustee
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee
                                                                Liberty-Stein Roe Advisor Trust           Trustee
                                                                SR&F Base Trust                           Trustee
                                                                SteinRoe Variable Investment Trust        Trustee
                                                                Liberty Floating Rate Fund                Trustee
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Manager
                                                                Galaxy Fund                               V.P.
                                                                Galaxy Fund II                            V.P.
                                                                Galaxy VIP Fund                           V.P.
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors                 COO, Director
                                                                Columbia Management Company               Director
                                                                Columbia Funds Management Company         Director
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          COO, Director
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           COO, Director
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Crabbe Huson Group, Inc.                  Director
                                                                Columbia Management Group, Inc.           Director, Exec. V.P.,
                                                                                                          COO

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Acorn Trust                       Asst. Secretary
                                                                Wanger Advisors Trust                     Asst. Secretary
                                                                Galaxy Fund                               Asst. Secretary
                                                                Galaxy Fund II                            Asst. Secretary
                                                                Galaxy VIP Fund                           Asst. Secretary

Pitten, Leonard                    V.P.                         Liberty Funds Group LLC                   V.P.

Purcell, Anthony                   V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Reddin, Lee                        V.P.                         Liberty Funds Group LLC                   V.P.

Remole, Eric                       V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Roberts, Charles                   Senior V.P.                  Newport Pacific Management, Inc.          Managing Dir.
                                                                Newport Fund Management, Inc.             Managing Dir.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Rzepczynski, June                  V.P.                         Liberty Funds Group LLC                   V.P.

Salerno, Joseph                    V.P.                         Liberty Funds Group LLC                   V.P.

Sanderson, Susan                   V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Sayler, Roger A.                   Exec. V.P., Director         Liberty Funds Group LLC                   Director, Exec. V.P.
                                                                Colonial Advisory Services, Inc.          Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Liberty Asset Management Company          Director
                                                                Columbia Management Group, Inc.           Director, Exec. V.P.
                                                                Liberty Advisory Services Corp.           Director
                                                                Columbia Management Company, Inc.         Director
                                                                Columbia Funds Management Company         Director
                                                                Stein Roe & Farnham Incorporated          Director, Exec. V.P.
                                                                Crabbe Huson Group, Inc.                  Director
                                                                Colonial Advisory Services, Inc.          Director

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Schipplick, Lia                    V.P.                         Stein Roe & Farnham Incorporated          V.P.

Schofield, Marie                   V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Snee, Deborah F.                   V.P.                         Newport Pacific Management, Inc.          V.P.
                                                                Newport Fund Management, Inc.             V.P.

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Vezina, Ralph                      V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Wadden, Biv                        V.P.                         Stein Roe & Farnham Incorporated          V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Welhoelter, Michael                V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Wing, Dana                         V.P.                         Fleet Investment Advisors, Inc.           V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.


------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.

The business and other connections of the officers and directors of the Registrant's investment advisor, Newport Fund Management, Inc. are listed on the Form ADV of Newport Fund Management, Inc. (File No. 801-31850), the text of which is incorporated hereby by reference: Item 6, Education and Business Background.

Nordea Investment Management North America, Inc. (Nordea), is the sub-advisor to The Liberty Fund. Nordea is an indirect wholly owned subsidiary of Nordea AB.

The business and other connections of the officers and directors of Nordea is incorporated by reference from Nordea's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-56180.

Item 27.  PRINCIPAL UNDERWRITER


(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII,Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust, Liberty Acorn Trust, Galaxy Fund and Galaxy VIP Fund, and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Columbia Growth Fund, Columbia High Yield Fund, Columbia International Stock Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Fund, Columbia Special Fund, Columbia Strategic Value Fund and Columbia Technology Fund.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Lewis E.       V.P.                  Asst. Secretary

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              None

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Couto, Scott           V.P.                  None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jarstfer, Marlys       V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Owen, Stephanie        V.P.                  None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     President

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Torrisi, Susan         V.P.                  None

Vaughey, Andrew        V.P.                  None

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Fleet Investment Advisors Inc., Crabbe Huson Group, Inc. or Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodian, State Street Bank and Trust Company (State Street). The address for Fleet Investment Advisors Inc., is 100 Federal Street, Boston, MA 02110, for Crabbe Huson Group, Inc. is 121 S.W. Morrison, Suite 1400, Portland, OR 97204, and for each other person except the Registrant's custodian is One Financial Center, Boston, MA 02111. The address for State Street is 225 Franklin Street, Boston, MA 02110.


Item 29.  MANAGEMENT SERVICES

          See Item 5, Part A and Item 13, Part B

Item 30.  UNDERTAKINGS

          Not Applicable

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust III is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 128 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 69 under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 28th day of February, 2003.

                                      LIBERTY FUNDS TRUST III

                                      By:/s/ JOSEPH R. PALOMBO
                                         ------------------
                                         Joseph R. Palombo
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                              TITLE                                   DATE
----------                              -----                                   ----
/s/ JOSEPH R. PALOMBO                   President (chief                        February 28, 2003
--------------------                    executive officer)
Joseph R. Palombo


/s/ J. KEVIN CONNAUGHTON                Chief Financial Officer                 February 28, 2003
--------------------                    (principal financial
J. Kevin Connaughton                    officer)


/s/ VICKI BENJAMIN                      Chief Accounting Officer
                                        and Controller                          February 28, 2003
--------------------                    (principal accounting
Vicki Benjamin                          officer)

DOUGLAS A. HACKER*                      Trustee
-----------------
Douglas A. Hacker


JANET LANGFORD KELLY*                   Trustee
--------------------
Janet Langford Kelly


RICHARD W. LOWRY*                       Trustee                                 */s/ VINCENT P. PIETROPAOLO
----------------                                                                ---------------------------
Richard W. Lowry                                                                Vincent P. Pietropaolo
                                                                                Attorney-in-fact
                                                                                For each Trustee
SALVATORE MACERA*                       Trustee                                 February 28, 2003
----------------
Salvatore Macera


WILLIAM E. MAYER*                       Trustee
----------------
William E. Mayer


DR. CHARLES R. NELSON*                  Trustee
---------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                      Trustee
-----------------
John J. Neuhauser

JOSEPH R. PALOMBO*                      Trustee
-----------------
Joseph R. Palombo


THOMAS E. STITZEL*                      Trustee
-----------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                     Trustee
------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                      Trustee
-----------------
Anne-Lee Verville

                                  EXHIBIT INDEX

EXHIBIT
-------

(j)(1)    Consent of Independent Accountants (LCIF and TLF)

(j)(2)    Consent of Independent Accountants (LIGIF, LHQBF and LCBF)

(j)(3)    Consent of Independent Accountants (LNGEF and LSVF)